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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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 PRELIMINARY COPY

TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602 Phone: (312) 630-1900 Fax: (312) 630-1908
April , 2009

Dear Shareholders:

        You are cordially invited to attend our 2009 annual meeting of shareholders of Telephone and Data Systems, Inc. ("TDS") on Thursday, May 21, 2009, at 10:00 a.m., Chicago time, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois.

        The formal notice of the meeting and our board of directors' proxy statement and our 2008 annual report to shareholders are enclosed. Accompanying the proxy statement are the audited financial statements and certain other financial information for the year ended December 31, 2008, as required by the rules and regulations of the Securities and Exchange Commission ("SEC"). At our 2009 annual meeting, shareholders are being asked to take the following actions:

  1.
  elect members of the board of directors nominated by the TDS board of directors and named in the attached proxy statement;

  2.
  consider and approve an amended Non-Employee Director Compensation Plan, as more fully described in the accompanying proxy statement; and

  3.
  ratify the selection of independent registered public accountants for the current fiscal year.

        The board of directors recommends a vote "FOR" its nominees for election as directors, "FOR" the proposal to approve an amended Non-Employee Director Compensation Plan and "FOR" the proposal to ratify accountants.

        In addition, as required by the rules of the SEC, the proxy statement includes a proposal submitted by a shareholder of TDS to recapitalize TDS' capital stock. The board of directors recommends that you vote "AGAINST" this proposal.

        We would like to have as many shareholders as possible represented at the meeting. Therefore, whether or not you plan to attend the meeting, please sign and return the enclosed WHITE proxy card(s), or vote on the Internet in accordance with the instructions set forth on the WHITE proxy card(s), or send it by fax to MacKenzie Partners as described below.

        We look forward to visiting with you at the annual meeting.

        TDS HAS RECEIVED A NOTICE FROM GAMCO ASSET MANAGEMENT, INC. ("GAMCO") FOR THE NOMINATION OF FOUR CANDIDATES TO THE BOARD OF DIRECTORS AT THE ANNUAL MEETING FOR THE FOUR SEATS ENTITLED TO BE ELECTED BY THE HOLDERS OF COMMON SHARES AND SPECIAL COMMON SHARES. OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF OUR BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD(S) AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD(S) THAT YOU MAY RECEIVE FROM GAMCO OR ITS AFFILIATES—EVEN FOR A WITHHOLD VOTE WITH RESPECT TO THE GAMCO CANDIDATES, BECAUSE RETURNING A PROXY CARD TO GAMCO, EVEN IF IT WITHHOLDS VOTES, WILL NOT REPRESENT A VOTE "FOR" THE BOARD'S NOMINEES. TO VOTE FOR THE BOARD'S NOMINEES, YOU MUST VOTE AND RETURN A WHITE PROXY CARD. OUR BOARD FIRMLY BELIEVES THAT THE ELECTION OF THE BOARD'S NOMINEES WOULD BE IN YOUR BEST INTERESTS AS A SHAREHOLDER. IF YOU HAVE PREVIOUSLY SIGNED ANY PROXY CARD(S) SENT TO YOU BY GAMCO OR ITS AFFILIATES, YOU CAN REVOKE THEM BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD(S) FOR THE FOUR SEATS ENTITLED TO BE ELECTED BY THE HOLDERS OF COMMON SHARES AND SPECIAL COMMON SHARES IN THE ENVELOPE PROVIDED.

        YOUR VOTE ON THE ENCLOSED WHITE PROXY CARD(S) IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST BEING CONDUCTED BY GAMCO.

Very truly yours,
Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

Please sign and return the applicable enclosed WHITE proxy card(s) promptly or vote on the Internet using the instructions on the WHITE proxy card(s) or send it by fax to
MacKenzie Partners as described below

 IMPORTANT

        Your vote is important. No matter how many shares you own, we urge you to please return your proxy FOR the election of the nominees nominated by the board of directors by taking the following steps:

  1.
  VOTE the WHITE proxy card(s) on the Internet TODAY using the instruction on the WHITE proxy card(s), or

  2.
  SIGN, DATE AND MAIL the enclosed WHITE proxy card(s) TODAY in the envelope provided (no postage is required if mailed in the United States), or

  3.
  SIGN, DATE AND FAX BOTH SIDES of the enclosed WHITE proxy card(s) TODAY to MacKenzie Partners, Inc. at (212) 929-0308, or

  4.
  CALL TOLL-FREE (888) 693-8683 to vote the WHITE proxy card(s) by phone TODAY.

        In addition to voting on the nominees being recommended by your Board of Directors, you may be solicited for support for a dissident slate of director candidates chosen by GAMCO for the four director seats to be elected by the holders of Common Shares and Special Common Shares. GAMCO advised TDS that it had not made a final determination as to whether it intends to deliver a proxy statement and form of proxy to any other shareholder relating to the director nominations or, if so, which shareholders would be solicited and how such solicitation would be conducted. If GAMCO delivers a proxy statement and proxy card, the color of the proxy card will be other than WHITE. You are encouraged not to sign or return any proxy card(s) sent to you by GAMCO. Voting against or withholding authority to vote for GAMCO candidates on any proxy card(s) furnished by GAMCO does not have the same legal effect as voting for the board of directors' nominees. We strongly urge you to only vote the WHITE proxy card(s) and disregard any other proxy card(s) that you may receive.

        If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, it must receive your specific instructions in order for such shares to be voted. Please contact the person responsible for your account and instruct that person to execute the WHITE proxy card(s) representing your shares, and instruct them NOT to sign or return any proxy card(s). Our board of directors urges you to confirm your instructions in writing to TDS in care of MacKenzie Partners, Inc. at the address provided below. This will help ensure that your instructions are followed.

        If you have questions or need assistance voting your shares please contact

105 Madison Avenue
New York, New York 10016
TDS@mackenziepartners.com
Call Collect: (212) 929-5500
Or
 Toll-Free (800) 322-2885
Fax: (212) 929-0308

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2009

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC.

        The 2009 annual meeting of shareholders of Telephone and Data Systems, Inc., a Delaware corporation, will be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, on Thursday, May 21, 2009, at 10:00 a.m., Chicago time, for the following purposes:

  1.
  To elect members of the board of directors nominated by the TDS board of directors and named in the attached proxy statement. Your board of directors recommends that you vote FOR the directors nominated by the TDS board of directors.

  2.
  To consider and approve an amended Non-Employee Director Compensation Plan, as more fully described in the accompanying proxy statement. Your board of directors recommends that you vote FOR this proposal.

  3.
  To consider and ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2009. Your board of directors recommends that you vote FOR this proposal.

  4.
  If properly presented at the Annual Meeting, to consider and vote upon a proposal submitted by a shareholder of TDS to recapitalize TDS' capital stock. Your board of directors recommends that you vote AGAINST this proposal.

  5.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        We are first mailing this notice of annual meeting and proxy statement to you on or about April     , 2009.

        We have fixed the close of business on March 30, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        The following additional information is being provided as required by SEC rules:

        The proxy statement and annual report to shareholders are available at www.teldta.com under Investor Relations—Proxy Vote, or at http://www.teldta.com/investor/2009proxy.

        The following items have been posted to this Web site:

  1.
  Proxy Statement for the 2009 Annual Meeting

  2.
  Annual Report to Shareholders for 2008

  3.
  Forms of WHITE Proxy Cards

        Any control/identification numbers that you need to vote are set forth on your WHITE proxy card(s) if you are a record holder, or on your voting instruction card if you hold shares through a broker, dealer or bank.

        The location where the annual meeting will be held is the Standard Club in Chicago, Illinois. This is located in the Chicago loop area between Jackson Boulevard and Van Buren Street at 320 Plymouth Court, which is between State Street and Dearborn Street.

 SUMMARY

        The following is a summary of the actions being taken at the 2009 annual meeting and does not include all of the information that may be important to you. You should carefully read this entire proxy statement and not rely solely on the following summary.

Proposal 1—Election of Directors

        Under TDS' Restated Certificate of Incorporation, as amended, the terms of all incumbent directors will expire at the 2009 annual meeting.

        Holders of Series A Common Shares and the holders of the Preferred Shares, voting as a group, will be entitled to elect eight directors. Your board of directors has nominated the following incumbent directors for election by the holders of Series A Common Shares and the holders of the Preferred Shares (the "Series A Holders"): James Barr III, LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D., Prudence E. Carlson, Walter C.D. Carlson, Kenneth R. Meyers, Donald C. Nebergall and George W. Off.

        Holders of Common Shares and Special Common Shares will vote together and be entitled to elect four directors. Your board of directors has nominated the following incumbent directors for election by the holders of Common Shares and Special Common Shares (the "Public Holders"): Gregory P. Josefowicz, Christopher D. O'Leary, Mitchell H. Saranow and Herbert S. Wander.

        The board of directors recommends a vote "FOR" its nominees for election as directors on the enclosed WHITE proxy card(s), including its nominees for election by the Public Holders, and urges you NOT to sign or return any proxy card(s) that you may receive from GAMCO.

Proposal 2—Approval of an amended Non-Employee Director Compensation Plan

        Shareholders are being asked to approve the amended Non-Employee Director Compensation Plan, as described below.

        The board of directors recommends that you vote "FOR" this proposal.

Proposal 3—Ratification of Independent Registered Public Accounting Firm for 2009

        As in prior years, shareholders are being asked to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2009.

        The board of directors recommends that you vote "FOR" this proposal.

Proposal 4—Proposal Submitted by a Shareholder to recapitalize TDS' Capital Stock

        As required by the rules of the SEC, the proxy statement includes a proposal submitted by a shareholder of TDS to recapitalize TDS' stock.

        The board of directors recommends that you vote "AGAINST" this proposal.

VOTING INFORMATION

What is the record date for the meeting?

        The close of business on March 30, 2009 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        A complete list of shareholders entitled to vote at the annual meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be kept open at the offices of TDS, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder during normal business hours, for a period of at least ten days prior to the annual meeting.

What shares of stock entitle holders to vote at the meeting?

        We have the following classes of stock outstanding, each of which entitles holders to vote at the meeting:

  •
  Common Shares;

  •
  Special Common Shares;

  •
  Series A Common Shares; and

  •
  Preferred Shares.

        The Common Shares are listed on the New York Stock Exchange under the symbol "TDS." The Special Common Shares are listed on the New York Stock Exchange under the symbol "TDS.S."

        No public market exists for the Series A Common Shares, but the Series A Common Shares are convertible on a share-for-share basis into Common Shares or Special Common Shares.

        No public market exists for the Preferred Shares. The Preferred Shares are divided into series, none of which is currently convertible into any class of common stock. All holders of outstanding Preferred Shares vote together with the holders of Common Shares and Series A Common Shares, except in the election of directors. In the election of directors, all outstanding Preferred Shares vote together with the holders of Series A Common Shares.

What is the voting power of the outstanding shares in the election of directors?

        The following shows certain information relating to the outstanding shares and voting power of such shares in the election of directors as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Voting Power	Total Number of Directors Elected by Voting Group and Standing for Election
Series A Common Shares		10
Preferred Shares		1

Subtotal				8

Common Shares		1
Special Common Shares		1

Subtotal				4

Total Directors				12

What is the voting power of the outstanding shares in matters other than the election of directors?

        The following shows certain information relating to the outstanding shares and voting power of such shares in matters other than the election of directors as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power	Percent
Series A Common Shares		10			%
Common Shares		1			%
Preferred Shares		1		*

				100.0%

*
Less than .1%

        Other than as required by law, holders of Special Common Shares do not have any right to vote on any matters except in the election of certain directors, as described above. Accordingly, actions submitted to a vote of shareholders other than the election of directors will generally be voted on only by holders of Common Shares, Series A Common Shares and Preferred Shares.

How may shareholders vote with respect to the election of directors in Proposal 1?

        Shareholders may, with respect to directors to be elected by such shareholders:

  •
  vote FOR the election of such director nominees, or

  •
  WITHHOLD authority to vote for such director nominees.

        Your board of directors recommends a vote FOR its nominees for election as directors.

How may shareholders vote with respect to the amended Non-Employee Director Compensation Plan in Proposal 2?

        Shareholders may, with respect to the proposal to approve the amended Non-Employee Director Compensation Plan:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors recommends a vote FOR this proposal.

How may shareholders vote with respect to the ratification of our independent registered public accounting firm for 2009 in Proposal 3?

        Shareholders may, with respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2009:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors recommends a vote FOR this proposal.

How may shareholders vote with respect to the shareholder proposal in Proposal 4?

        Shareholders may, with respect to the shareholder proposal:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

Your board of directors recommends a vote AGAINST this proposal.

How does the TDS Voting Trust intend to vote?

        The Voting Trust under Agreement dated June 30, 1989, as amended (the "TDS Voting Trust"), holds                          Series A Common Shares on the record date, representing approximately             % of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the holders of Series A Common Shares and Preferred Shares and has approximately             % of the voting power with respect to matters other than the election of directors. The TDS Voting Trust holds                          TDS Special Common Shares on the record date, representing approximately             % of the Special Common Shares. By reason of such holding, the TDS Voting Trust has approximately             % of the voting power with respect to the

election of directors elected by the holders of Common and Special Common Shares. The TDS Voting Trust does not currently own Common Shares.

        The TDS Voting Trust has advised us that it intends to vote:

  •
  FOR the board of directors' nominees for election by the holders of Series A Common Shares and Preferred Shares,

  •
  FOR the board of directors' nominees for election by the holders of Common Shares and Special Common Shares,

  •
  FOR the proposal to approve the amended Non-Employee Director Compensation Plan,

  •
  FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2009, and

  •
  AGAINST the shareholder proposal.

How do I vote?

        Proxies are being requested from the holders of Common Shares in connection with the election of four directors in Proposal 1 and in connection with Proposals 2, 3 and 4.

        Proxies are being requested from the holders of Special Common Shares in connection with the election of four directors in Proposal 1 only.

        Proxies are being requested from the holders of Series A Common Shares and Preferred Shares in connection with the election of eight directors in Proposal 1 and in connection with Proposals 2, 3 and 4.

        Whether or not you intend to be present at the meeting, please sign and mail your WHITE proxy card(s) in the enclosed self-addressed envelope to Corporate Election Services, P.O. Box 2400, Pittsburgh, Pennsylvania 15230-2400, or vote on the Internet in accordance with the instructions set forth on the WHITE proxy card(s), or vote by phone or send it by fax to MacKenzie Partners as described above. If you hold more than one class of our shares, you will find enclosed a separate WHITE proxy card for each holding. To assure that all your shares are represented, please vote on the Internet or by phone or return the enclosed proxy card(s) by mail or fax as follows:

  •
  a WHITE proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a WHITE proxy card for Special Common Shares, including Special Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a WHITE proxy card for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; and

  •
  a WHITE proxy card for Preferred Shares.

        To vote for the board of directors' nominees, mark, sign, date, and return the enclosed WHITE proxy card(s) in the accompanying envelope and do NOT sign or return any proxy card(s) sent to you by GAMCO. Voting against or withholding authority to vote for GAMCO candidates on a proxy card(s) furnished by GAMCO does not have the same legal effect as voting for the board of directors' nominees. We urge you to only vote the WHITE proxy card(s) and disregard any other proxy card(s) that you may receive.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the accompanying form in time for our 2009 annual meeting of shareholders will be voted in the manner directed on the proxies.

        If no direction is made on the applicable WHITE proxy card(s), a proxy by any shareholder will be voted FOR the election of the board of directors' nominees to serve as directors in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposal 4, as the case may be.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the annual meeting by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the annual meeting.

        Because the board of directors has no knowledge of any other proposals to be presented at the 2009 annual meeting and because no other proposals were received by TDS by the date specified by the advance notice provision in TDS' Bylaws, the proxy solicited by the board of directors for the 2009 annual meeting confers discretionary authority to vote on any matter that may properly come before such meeting or any adjournment, postponement, continuation or rescheduling thereof, other than the foregoing proposals.

How will my shares be voted if I own shares through a broker?

        If you are the beneficial owner of shares held in "street name" by a broker, bank, or other nominee ("broker"), such broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, under Rule 452 of the New York Stock Exchange, depending on the timing of certain actions, the nominee may be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case such shares will be treated as "broker non-votes"). In addition, whether the broker can or will vote your shares if you do not give instructions to the broker and how such shares may be voted by the broker (i.e., proportionately with voting instructions received by the broker from other shareholders or pursuant to the recommendation of management) depends on the particular broker's policies. Accordingly, we cannot advise you whether your broker will or will not vote your shares or how it may vote the shares if it does not receive voting instructions from you and recommend that you contact your broker. In general, an uncontested election of directors and the ratification of auditors are discretionary items. On the other hand, a contested director election, the approval of an equity compensation plan and shareholder proposals are non-discretionary items. In such case, if you do not give your broker specific instructions, your shares may be treated as "broker non-votes" and may not be voted on these matters. In particular, if GAMCO solicits proxies in 2009, brokers that do not receive instructions will be prohibited from voting on the election of directors. Accordingly, a broker non-vote will not be counted as a vote to elect the directors to be elected by the Public Holders. Accordingly, we urge you to provide instructions to your broker so that your votes may be counted on all matters. If your shares are held in street name, your broker will include a voting instruction card with this proxy statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your voting instruction card to your broker and/or contact your broker to ensure that a proxy card is voted on your behalf.

What constitutes a quorum for the meeting?

        A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the annual meeting to proceed. For such purposes, withheld votes and abstentions of shares entitled to vote and broker "non-votes" will be treated as present in person or represented by proxy for purposes of establishing a quorum for the meeting. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the annual meeting, such shares will constitute a quorum at the annual meeting to permit the meeting to proceed. In addition, where a separate vote by a class or group is required with respect to a proposal, a quorum is also required with respect to such proposal for the vote to proceed with respect to such proposal.

        In the election of directors, the holders of a majority of the votes of the stock of such class or group issued and outstanding and entitled to vote with respect to such director, present in person or represented by proxy, will constitute a quorum with respect to such election. Withheld votes by shares entitled to vote with respect to a director and broker "non-votes" with respect to such director will be treated as present in person or represented by proxy for purposes of establishing a quorum for the election of such director. If Series A Common Shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the annual meeting, such shares will constitute a quorum at the annual meeting in connection with the election of directors by the holders of Series A Common Shares and Preferred Shares.

        With respect to the proposals to approve the amended Non-Employee Director Compensation Plan and to ratify accountants and the shareholder proposal, the holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to such proposals, present in person or represented by proxy, will constitute a quorum at the annual meeting in connection with such proposals. Abstentions from voting on such proposals by shares entitled to vote on such proposal and broker "non-votes" with respect to such proposals will be treated as present in person or represented by proxy for purposes of establishing a quorum for such proposals. If TDS shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the annual meeting, such shares will constitute a quorum at the annual meeting in connection with such proposals.

What vote is required to elect directors in Proposal 1?

        Directors will be elected by a plurality of the votes cast in the election of directors by the class or group of stockholders entitled to vote in the election of such directors which are present in person or represented by proxy at the meeting.

        Accordingly, if a quorum exists, the persons receiving a plurality of the votes cast by shareholders entitled to vote with respect to the election of such director will be elected to serve as a director. Withheld votes and broker non-votes with respect to the election of such directors will not be counted as votes cast for purposes of determining if a director has received a plurality of the votes.

What vote is required with respect to Proposal 2?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposal 2. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        If a quorum is present at the annual meeting, under Delaware law and the TDS bylaws, the approval of Proposal 2 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting. Abstentions by shares entitled to vote on such proposal will be treated as shares which could be cast that are present for such purposes and, accordingly, will be treated as a vote against such proposal. Broker non-votes with respect to such proposal will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposal is approved, even though they may be included for purposes of determining a quorum.

        In addition, under New York Stock Exchange rules, the total votes cast on Proposal 2 must represent over 50% of the voting power of the total outstanding shares of stock entitled to vote on the matter. Because the voting power of the Voting Trust represents over 50% of the voting power of the total outstanding shares of stock entitled to vote on the matter, this requirement will be satisfied by the Voting Trust casting its votes.

What vote is required with respect to Proposal 3?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposal 3. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        If a quorum is present at the annual meeting, the approval of Proposal 3 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting. Abstentions by shares entitled to vote on such proposal will be treated as votes which could be cast that are present for such purposes and, accordingly, will count as a vote cast against such proposal. Broker non-votes with respect to such proposal will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposal is approved, even though they may be included for purposes of determining a quorum.

What vote is required with respect to Proposal 4?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposal 4. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        If a quorum is present at the annual meeting, the approval of Proposal 4 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting. Abstentions by shares entitled to vote on such proposal will be treated as votes which could be cast that are present for such purposes and, accordingly, will count as a vote cast against such proposal. Broker non-votes with respect to such proposal will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposal is approved, even though they may be included for purposes of determining a quorum.

What does it mean if I receive more than one WHITE proxy card?

        If you hold multiple series of shares, or hold shares in multiple registrations, you will receive a WHITE proxy card for each such account. Please sign, date, and return all WHITE cards you receive by mail or fax as described above. If you choose to vote by phone or Internet, please vote each WHITE proxy card you receive. Only your latest dated proxy for each account will be voted at the annual meeting.

        As noted above, TDS has received a notice from GAMCO that GAMCO intends to nominate candidates for election at the annual meeting to run in opposition to the four candidates nominated by your board of directors to be elected by the Public Holders, and you may receive proxy cards from both TDS and GAMCO. Because only the latest dated proxy card for each holding is counted for the election, we may conduct multiple mailings prior to the date of the annual meeting. Therefore, in such case, whether or not your initial proxy cards are voted, you may receive more than one WHITE proxy card from TDS for each account or registration. This will also ensure that you receive management's latest proxy information and materials prior to the annual meeting.

        Our board unanimously recommends that you NOT sign any proxy card(s) sent to you by GAMCO or its affiliates. If you have previously signed any proxy card(s) sent to you by GAMCO or its affiliates, you can revoke it by signing, dating and mailing the enclosed WHITE proxy card or any subsequent WHITE proxy card provided by TDS.

Can I change my vote or revoke my proxy?

        Yes. You can change your vote or revoke your proxy at any time before it is voted at the annual meeting by submitting a later-voted proxy by mail, Internet or fax or by voting by ballot at the meeting.

        Voting against or withholding votes with respect to GAMCO candidates on the proxy card provided by GAMCO will not be counted as a vote for the TDS nominee(s) and could result in the revocation of any previous vote you may have cast for such TDS nominee(s) on a WHITE proxy card.

        If you vote a proxy card provided by GAMCO (or any non-TDS party), you have the right to change such vote by executing a WHITE proxy card provided by TDS. Only the latest dated proxy card you vote will be counted for election purposes.

Who pays the solicitation expenses for this Proxy Statement and related TDS materials?

        TDS does. Your proxy is being solicited by the board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on its behalf, may also solicit proxies by mail, email, advertisement, telephone, telecopy, press release, employee communication, postings on TDS' Internet website and Intranet website or in person. We will not pay such persons additional compensation for their proxy solicitation efforts. TDS has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. TDS expects to pay MacKenzie Partners a fee of up to about $350,000 relating to the solicitation of proxies for the contested election of directors in 2009. It is anticipated that MacKenzie Partners, Inc. will employ approximately 60 persons to solicit proxies for the Annual Meeting.

        Our expenses related to the solicitation, including expenditures for printing, legal, accounting, public relations, soliciting, advertising and related expenses, including the above fees of MacKenzie Partners, in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of our regular employees and officers, are currently expected to be approximately $1,100,000, of which approximately $200,000 has been spent to date.

        Certain information about the directors and certain officers and employees of TDS who may solicit proxies is set forth in the attached Schedule I, which is incorporated by reference herein. Schedule II, attached hereto, sets forth certain additional information with respect to such persons and is also incorporated by reference herein.

Who should I call if I have any questions?

        If you have any questions, or need assistance voting, please contact our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 (Call Toll Free) or (212) 929-5500 (Call Collect) or by email to TDS@mackenziepartners.com.

 BACKGROUND OF RECENT EVENTS

        GAMCO Investors, Inc., including its affiliates ("GAMCO"), has been a shareholder of TDS for many years and currently owns more than 5% of the TDS Common Shares and TDS Special Common Shares (see Security Ownership of Certain Beneficial Owners and Management below). GAMCO, through its subsidiaries, manages private advisory accounts, mutual funds and closed-end funds.

        On September 24, 2008, GAMCO issued a press release announcing that it was considering contacting individuals concerning their interest and their qualifications to serve on the board of directors of thirteen public companies and filed Schedules 13D with respect to such companies, including TDS. In its Schedule 13D with respect to TDS, GAMCO made the following statement:

          GAMCO is considering contacting individuals concerning their interest and their qualification to serve on the Board of Directors of certain public companies, including the Issuer. This inquiry is likely to result in feedback to the Issuer, as well as further dialog on issues such as use of cash flow, and corporate governance, such as poison pills.

          Therefore, GAMCO may submit recommendations for one or more individuals as nominee for director to the nominating committee of the Board of Directors for election at the Issuer's annual meeting. If one or more of these individuals becomes a nominee for election as a director, GAMCO plans to cast votes for the election of such individual or individuals with the shares over which it has voting authority.

        On February 17-20, 2009, GAMCO delivered notices to TDS of its intention to nominate Gary Sugarman, Clarence A. Davis, Vincent D. Enright and F. Jack Liebau, Jr. (the "GAMCO Candidates") as directors at the annual meeting. The GAMCO Candidates would be nominated as directors to be elected by the Public Holders. On February 20, 2009, GAMCO advised TDS that it had not made a final determination as to whether it intends to deliver a proxy statement and form of proxy to any other shareholder relating to the director nominations or, if so, which shareholders would be solicited and how such solicitation would be conducted. TDS requested additional specified information with respect to GAMCO's notice as required pursuant to the TDS Bylaws, and GAMCO provided certain additional information on February 20, 2009.

        Section 1.15 of the TDS Bylaws provides that "a person properly nominated by a shareholder under Section 1.2 or 1.13 shall not be eligible for election as a director unless he or she signs and returns to the Secretary, within fifteen days of a request therefor, written responses to any questions posed by the Secretary . . ." Pursuant to such section, questionnaires were sent to each of the GAMCO Candidates on February 23, 2009, together with a letter advising the GAMCO Candidates that, pursuant to Section 1.15 of the TDS Bylaws, they were required to return a completed and signed questionnaire within fifteen days, or by the close of business on March 10, 2009, in order to be eligible for election as a director. Clarence Davis and Jack Liebau, Jr. returned completed questionnaires prior to that time. Gary Sugarman and Vincent Enright did not return questionnaires as required by Section 1.15 of the TDS Bylaws in order to be eligible for election as a director.

        Notwithstanding the foregoing, the TDS Corporate Governance and Nominating Committee (the members of which are Walter C.D. Carlson (chairman), LeRoy T. Carlson, Jr. and Mitchell H. Saranow) and your board of directors proceeded to consider the background, experience and qualifications of the GAMCO Candidates based upon the information available to them. The committee and your board of directors also considered the background, experience and qualifications of the persons currently serving as directors who were elected by the Public Holders: Gregory P. Josefowicz, Christopher D. O'Leary, Mitchell H. Saranow and Herbert S. Wander. The TDS Corporate Governance and Nominating Committee and your board of directors selected Messrs. Josefowicz, O'Leary, Saranow and Wander as nominees for election by the Public Holders (the "TDS Board Nominees") based on the belief that they are more experienced and qualified than the GAMCO Nominees.

        Messrs. Josefowicz, O'Leary, Saranow and Wander additionally have significant experience in fulfilling their responsibilities as independent directors. We believe that Messrs. Josefowicz, O'Leary, Saranow and Wander have consistently displayed a desire and willingness to fulfill their responsibilities to the best of their abilities as independent directors. Therefore, your board of directors and the TDS

Corporate Governance and Nominating Committee believe that the TDS Board Nominees will continue to promote the interests of both the company and its shareholders at the board level.

        Based on the foregoing considerations, on March 12, 2009, the TDS Corporate Governance and Nominating Committee unanimously recommended that the TDS board of directors nominate Messrs. Josefowicz, O'Leary, Saranow and Wander (except that Mr. Saranow abstained with respect to his recommendation). Based on the recommendation of the TDS Corporate Governance and Nominating Committee, and also considering the background, experience and qualifications of the GAMCO Candidates and of the TDS Board Nominees as described above, on March 12, 2009, the TDS board of directors nominated Messrs. Josefowicz, O'Leary, Saranow and Wander for election as directors at the 2009 annual meeting of shareholders. The foregoing recommendation and nomination were made based on information about the GAMCO nominees that was available at the time. Although the information regarding the GAMCO Nominees was limited, and with respect to certain of the nominees did not include information required to be provided pursuant to the TDS Bylaws, the committee and board of directors each determined that the information available was sufficient to make a determination not to recommend or nominate such individuals.

        Furthermore, on March 19, 2009, the TDS board of directors considered the failure of Gary Sugarman and Vincent Enright to return questionnaires as required by Section 1.15 of the TDS Bylaws in order to be eligible for election as a director. The purpose of Section 1.15 is to permit TDS to obtain basic information about potential nominees, including to confirm that any persons nominated by shareholders are not ineligible to serve as directors of a company that holds licenses from the Federal Communications Commission and to disclose any responses to the questionnaire that may be of interest to TDS shareholders.

        As a result, considering the foregoing, on March 19, 2009, the TDS board of directors determined that Gary Sugarman and Vincent Enright are not eligible for election as directors at TDS' 2009 Annual Meeting of Shareholders because they did not return questionnaires as required by Section 1.15 of the Company's Bylaws and that, if GAMCO attempts to nominate Gary Sugarman or Vincent Enright at TDS' 2009 Annual Meeting of Shareholders, the chairman of the meeting is authorized to rule that such nominations are out of order.

        As noted above, on March 12, 2009, the TDS board of directors determined not to support the nomination of the GAMCO Candidates as nominees of the TDS board of directors, and the TDS board of directors nominated Gregory P. Josefowicz, Christopher D. O'Leary, Mitchell H. Saranow and Herbert S. Wander for election as directors by the holders of Common Shares and Special Common Shares. The determination on March 19, 2009 does not relate to the qualification of the GAMCO Candidates to be included in TDS' proxy statement as company nominees. Instead, this determination relates to the qualification of Gary Sugarman and Vincent Enright to be nominated by GAMCO for election as directors at TDS' 2009 Annual Meeting of Shareholders.

        The effect of the determination on March 19, 2009 is that Gary Sugarman and Vincent Enright are not eligible for election as directors at TDS' 2009 Annual Meeting of Shareholders and are not eligible to be nominated at the meeting by GAMCO. The consequence of the foregoing to TDS is that TDS will not accept the nomination of Gary Sugarman and Vincent Enright for election as directors at TDS' 2009 Annual Meeting of Shareholders. As a result, GAMCO's notice with respect to its intention to nominate Gary Sugarman and Vincent Enright has been rejected. Furthermore, GAMCO has been notified that if GAMCO attempts to nominate Gary Sugarman or Vincent Enright at TDS' 2009 Annual Meeting of Shareholders, the chairman of the meeting intends to rule that such nominations are out of order. Accordingly, if GAMCO solicits proxies for Gary Sugarman or Vincent Enright, TDS shareholders that deliver proxies to GAMCO should understand that TDS does not intend to count or recognize as valid any votes for Gary Sugarman or Vincent Enright.

        On March 23, 2009, TDS received a letter from GAMCO stating that questionnaires were prepared by each of Gary Sugarman and Vincent Enright and were submitted in a timely manner. GAMCO included what it purported to be duplicate copies of such questionnaires. TDS has no evidence that such questionnaires were delivered to TDS prior to March 23, 2009 and the TDS Board has not taken any action with respect to its prior determination.

        Your board unanimously recommends that the holders of Common Shares and Special Common Shares vote FOR the election of Gregory P. Josefowicz, Christopher D. O'Leary, Mitchell H. Saranow and Herbert S. Wander as directors. For reasons set forth above, the board of directors believes that the TDS Board Nominees are the most qualified persons to serve as directors of TDS to be elected by the Public Holders.

        Please cast your vote for the TDS Board Nominees by returning the enclosed WHITE proxy card(s). The TDS board of directors urges shareholders NOT to return any proxy cards distributed by GAMCO or any of its affiliates.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD(S) AND MAIL SUCH CARDS IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD(S) AUTOMATICALLY REVOKES ANY PROXY PREVIOUSLY SIGNED BY YOU.

        WE URGE YOU TO ONLY VOTE WHITE PROXY CARD(S) DISTRIBUTED BY TDS AND DISREGARD ANY OTHER PROXY CARDS THAT YOU MAY RECEIVE. If you vote a proxy card provided by GAMCO (or any non-TDS party), you have the right to change such vote by executing a WHITE proxy card provided by TDS.

        REMEMBER, ONLY YOUR LATEST DATED PROXY CARD WILL COUNT AT THE MEETING.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The terms of all incumbent directors will expire at the 2009 annual meeting. The board of directors' nominees for election of directors are identified in the tables below. Each of the nominees has consented to be named in the proxy statement and consented to serve if elected. In the event any such nominee fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee if one is designated by the board of directors.

        As a reminder, a plurality of the votes cast in person or by proxy at the 2009 annual meeting and entitled to vote is required to elect the directors to be elected by the Public Holders. Under the rules of the New York Stock Exchange, brokers who hold shares in "street name" have the authority to vote on some matters when they do not receive instructions from beneficial owners. If GAMCO solicits proxies with respect to the election of directors, brokers that do not receive instructions are prohibited from voting on the election of directors. Accordingly, a broker non-vote will not be counted as a vote to elect the directors to be elected by the Public Holders.

To be Elected by Holders of Common Shares and Special Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since

Gregory P. Josefowicz	56	Director of TDS and Retired Chairman, Chief Executive Officer and President of Borders Group, Inc.	2007
Christopher D. O'Leary	49	Director of TDS and Executive Vice President, Chief Operating Officer—International of General Mills, Inc.	2006
Mitchell H. Saranow	63	Director of TDS and Chairman of The Saranow Group, L.L.C.	2004
Herbert S. Wander	74	Director of TDS and Partner, Katten Muchin Rosenman LLP, Chicago, Illinois	1968

To be Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since

James Barr III	69	Director of TDS and Retired President and Chief Executive Officer of TDS Telecommunications Corporation	1990
LeRoy T. Carlson, Jr.	62	Director and President and Chief Executive Officer of TDS	1968
Letitia G. Carlson, M.D.	48	Director of TDS and Physician and Associate Clinical Professor at George Washington University Medical Center	1996
Prudence E. Carlson	57	Director of TDS and Private Investor	May 2008
Walter C.D. Carlson	55	Director and non executive Chairman of the Board of TDS and Partner, Sidley Austin LLP, Chicago, Illinois	1981
Kenneth R. Meyers	55	Director and Executive Vice President and Chief Financial Officer of TDS and Chief Accounting Officer of U.S. Cellular and TDS Telecommunications Corporation	2007
Donald C. Nebergall	80	Director of TDS and Consultant	1977
George W. Off	62	Director of TDS and Director of Checkpoint Systems, Inc.	1997

Background of Board of Directors' Nominees for Election by Holders of Common Shares and Special Common Shares

        Gregory P. Josefowicz.    Gregory P. Josefowicz served as a non-exclusive, senior level consultant to Borders Group, Inc., a leading global retailer of books, music and movies, until February 2008. From 1999 until his retirement in July 2006, Mr. Josefowicz served as a director and president and chief executive officer, and was named chairman of the board in 2002, of Borders Group. Prior to that time, he was chief executive officer of the Jewel-Osco division of American Stores Company, which operated food and drug stores in the greater Chicago, Illinois and Milwaukee, Wisconsin areas, from 1997 until June 1999 when American Stores merged into Albertson's Inc., a national retail food-drug chain. At that time, Mr. Josefowicz became president of Albertson's Midwest region. Mr. Josefowicz joined Jewel in 1974, and was elected senior vice president of marketing and advertising in 1993. Mr. Josefowicz is currently a member of the board of directors of PetSmart, Inc., a leading pet supply and services retailer, and Winn-Dixie Stores, Inc., one of the nation's largest food retailers.

        Christopher D. O'Leary.    Christopher D. O'Leary was appointed executive vice president, chief operating officer—international of General Mills, Inc., in June 2006. Before that, he was a senior vice president of General Mills since 1999. In addition, he was the president of the General Mills Meals division between 2001 and 2006 and was president of the Betty Crocker division between 1999 and 2001. Mr. O'Leary joined General Mills in 1997 after a 17-year career with PepsiCo, where his assignments included leadership roles for the Walkers-Smiths business in the United Kingdom and the Hostess Frito-Lay business in Canada.

        Mitchell H. Saranow.    Mitchell H. Saranow is Chairman of The Saranow Group, L.L.C., a family investment company he founded in 1984. Mr. Saranow was Chairman of the Board and co-Chief Executive Officer of Navigant Consulting, Inc. from November 1999 to June 2000. Prior thereto, he was Chairman and Managing General Partner of Fluid Management, L.P., a specialized machinery manufacturer for more than five years. Mr. Saranow served as Chief Executive officer of Lenteq C.V. and two related Dutch companies which were sold under Dutch insolvency laws in 2008. Earlier in his career, he was Chief Financial Officer of two large food manufacturers, an investment banker specializing in financing the CATV industry, and an attorney with Mayer, Brown and Platt in Chicago, Illinois. Mr. Saranow is also a director of Lawson Products, Inc.

        Herbert S. Wander.    Herbert S. Wander has been a partner of Katten Muchin Rosenman LLP for more than five years. Mr. Wander concentrates his practice on all aspects of business law, including corporate governance. In 2004, Mr. Wander was appointed by the Chairman of the Securities and Exchange Commission to Chair the SEC Advisory Committee on smaller public companies. Mr. Wander is Chair of the Corporate Laws Committee of the American Bar Association's Business Law Section and former Chair of the Business Law Section. Mr. Wander is a frequent lecturer on topics of corporate governance. He served two terms as a member of the Legal Advisory Committee to the New York Stock Exchange Board of Governors and is a member of the Legal Advisory Committee to the National Association of Securities Dealers, Inc. Katten Muchin Rosenman LLP does not provide legal services to TDS or its subsidiaries.

        The board of directors unanimously recommends a vote "FOR" the election of each of the above nominees for election by the holders of Common Shares and Special Common Shares on the enclosed WHITE proxy card and urges you not to sign or return any proxy card that you may receive from GAMCO or any other person.

Background of Board of Directors' Nominees for Election by Holders of Series A Common Shares and Preferred Shares

        James Barr, III.    James Barr, III had been President and Chief Executive Officer of TDS Telecommunications Corporation ("TDS Telecom"), a wholly owned subsidiary of TDS which operates local telephone companies, for more than five years prior to his retirement in 2007. Mr. Barr stepped down as President and CEO of TDS Telecom on January 1, 2007. He remained on TDS Telecom's payroll until March 23, 2007 and retired on March 24, 2007. After that time, Mr. Barr continued to serve as a consultant to TDS until March 23, 2009. For further information, see "Director Compensation" below.

        LeRoy T. Carlson, Jr.    LeRoy T. Carlson, Jr., has been TDS' President and Chief Executive Officer (an executive officer of TDS) for more than five years. LeRoy T. Carlson, Jr. is also a director and Chairman (an executive officer) of United States Cellular Corporation (New York Stock Exchange listing symbol: USM), a subsidiary of TDS which operates and invests in wireless telephone companies and properties ("U.S. Cellular") and TDS Telecom. He is the son of LeRoy T. Carlson and the brother of Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson.

        Letitia G. Carlson, M.D.    Letitia G. Carlson, M.D. has been a physician at George Washington University Medical Center for more than five years. At such medical center, she was an assistant professor between 1992 and 2001 and an assistant clinical professor between 2001 and 2003, and has been an associate clinical professor since 2003. Dr. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Prudence E. Carlson.

        Prudence E. Carlson.    Prudence E. Carlson has been a private investor for more than five years. Ms. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Letitia G. Carlson, M.D.

        Walter C.D. Carlson.    Walter C.D. Carlson was elected non-executive Chairman of the Board of TDS in 2002. He has been a partner of Sidley Austin LLP for more than five years and is a member of its executive committee. He is a director of U.S. Cellular. Walter C.D. Carlson is the son of LeRoy T. Carlson and the brother of LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D. and Prudence E. Carlson. The law firm of Sidley Austin LLP provides legal services to TDS and its subsidiaries on a regular basis. See "Certain Relationships and Related Transactions" below. Walter C.D. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Kenneth R. Meyers.    Kenneth R. Meyers was appointed a director and Executive Vice President and Chief Financial Officer of TDS (an executive officer of TDS), and Chief Accounting Officer of U.S.

Cellular (an executive officer) and of TDS Telecom, on January 1, 2007. Prior to that time, he was the Executive Vice President—Finance, Chief Financial Officer and Treasurer of U.S. Cellular for more than five years. Mr. Meyers is also a director of U.S. Cellular and TDS Telecom.

        Donald C. Nebergall.    Donald C. Nebergall has been a consultant to companies since 1988, including TDS from 1988 to 2002. Mr. Nebergall was vice president of The Chapman Company, a registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988. Prior to that, he was the chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its president from 1972 to 1982.

        George W. Off.    George W. Off has been a director of Checkpoint Systems, Inc., a New York Stock Exchange listed company, since 2002, and was its chairman between 2002 and December 2008. He was also the chief executive officer of Checkpoint Systems, Inc. between 2002 and 2007. Checkpoint Systems, Inc. is a multinational manufacturer and marketer of integrated system solutions for retail security, labeling and merchandising. Prior to that, Mr. Off was chairman of the board of directors of Catalina Marketing Corporation, a New York Stock Exchange listed company, from 1998 until 2000. Mr. Off served as president and chief executive officer of Catalina from 1994 to 1998.

        The board of directors recommends a vote "FOR" each of the above nominees for election by the holders of Series A Common Shares and Preferred Shares.

Former Director

        The following additional information is provided in connection with the election of directors.

        LeRoy T. Carlson.    LeRoy T. Carlson was previously a director whose term expired at the 2008 annual meeting on May 22, 2008. Mr. Carlson determined not to stand for reelection as a director at the 2008 annual meeting and became a director emeritus following the 2008 annual meeting. Prudence E. Carlson was elected as a director at the 2008 annual meeting to fill the directorship previously held by Mr. Carlson. See "Executive Officers" below for more information relating to LeRoy T. Carlson.

CORPORATE GOVERNANCE

Board of Directors

        The business and affairs of TDS are managed by or under the direction of the board of directors. The board of directors consists of twelve members. Holders of Common Shares and Special Common Shares elect 25% of the directors rounded up plus one director, or a total of four directors based on a board size of twelve directors. Holders of Series A Common Shares and Preferred Shares elect the remaining eight directors. The TDS Voting Trust has approximately 94% of the voting power in the election of such eight directors and approximately 52% of the voting power in all other matters.

Director Independence and New York Stock Exchange Listing Standards

        Prior to September 15, 2008, TDS Common Shares and Special Common Shares were listed on the American Stock Exchange ("AMEX"). In January 2008, the NYSE Euronext, the parent company of the New York Stock Exchange ("NYSE"), entered into an agreement to acquire the AMEX. The NYSE completed such acquisition in October 2008 and continues to operate the AMEX as a separate stock exchange, primarily for smaller capitalization companies. As a result of such events, TDS voluntarily transferred the listing of its Common Shares and Special Common Shares from the AMEX to the NYSE effective September 15, 2008. Accordingly, TDS was subject to the listing standards applicable to companies that have equity securities listed on the AMEX prior to September 15, 2008, and became subject to the listing standards applicable to companies which have equity securities listed on the NYSE on and after September 15, 2008. The listing standards of the NYSE are similar in many respects to the listing standards of the AMEX, except that the NYSE includes additional requirements with respect to certain matters.

        Under listing standards of the NYSE, TDS is a "controlled company" as such term is defined by the NYSE. TDS is a controlled company because over 50% of the voting power of TDS is held by the trustees of the TDS Voting Trust. Accordingly, it is exempt from certain listing standards that require listed companies that are not controlled companies to (i) have a board composed of a majority of directors that qualify as independent under the rules of the NYSE, (ii) have a compensation committee composed entirely of directors that qualify as independent under the rules of the NYSE, and (iii) have a nominating/corporate governance committee composed entirely of directors that qualify as independent under the rules of the NYSE.

        As a controlled company, TDS is required to have at least three directors who qualify as independent to serve on the Audit Committee. The TDS Audit Committee has four members: George W. Off (chairperson), Donald C. Nebergall, Mitchell H. Saranow and Herbert S. Wander. Such directors must qualify as independent under the NYSE Listed Company Manual, including Section 303A.02(a) and Section 303A.02(b), and Section 303A.06, which incorporates the independence requirements of Section 10A-3 of the Securities Exchange Act of 1934, as amended ("Section 10A-3"). Except as required by listing standards or SEC rule, TDS does not have any categorical standards of independence that must be satisfied.

        Pursuant to the requirements of the NYSE Listed Company Manual, the TDS board of directors affirmatively determined that each member of the TDS Audit Committee has no material relationship with TDS or any other member of the TDS consolidated group ("TDS Consolidated Group"), either directly or as a partner, shareholder or officer of an organization that has a relationship with any member of the TDS Consolidated Group, and that each of such persons is independent (pursuant to Section 303A.02(a), Section 303A.02(b) and Section 10A-3) considering all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if any.

        Such relevant facts and circumstances included the following: None of such persons is an employee or officer of TDS or any other member of the TDS Consolidated Group. None of such persons has any direct or indirect business relationships and/or fee arrangements with the TDS Consolidated Group and none of such persons receives any compensation from the TDS Consolidated Group except for his services as a director and member of Board committees of TDS. None of such persons has any other relationship or arrangement with the TDS Consolidated Group other than in his capacity as a director of TDS. Each of such persons qualifies as independent under each of the categorical standards in Section 303A.02(b) of the NYSE Listed Company Manual. Each of such persons qualifies as independent under Section 10A-3 because none of such persons receives any compensatory fee from any member of the TDS Consolidated Group and is not an "affiliated person" with respect to any member of the TDS Consolidated Group. None of such persons is an "immediate family member" (as defined by Section 303A.02(b)) of any person who is not independent under Section 303A.02 of the NYSE Listed Company Manual. The only relationship and/or fee arrangement which such persons have with the TDS Consolidated Group are as directors and members of Board committees of TDS. See also "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information relating to beneficial share ownership and other relationships of Donald Nebergall.

        In addition, Gregory P. Josefowicz and Christopher D. O'Leary would qualify as independent directors under the listing standards of the NYSE. As a result, six of the twelve directors, or 50% of the directors, have been determined to qualify or would qualify as independent under the listing standards of the NYSE.

        Pursuant to Section 303A.12(a) of the NYSE Listed Company Manual, TDS' CEO certified to the NYSE that he was not aware of any violation by the company of NYSE corporate governance listing standards, without qualification, at the time that TDS first listed shares on the NYSE on September 15, 2008. TDS' CEO is required to provide a similar certification to the NYSE on an annual basis within 30 days after each annual meeting. TDS expects that its CEO will file a similar certification without qualification with the NYSE within 30 days after the 2009 annual meeting.

Meetings of Board of Directors

        The board of directors held seven meetings during 2008. Each director attended at least 75 percent of the total number of meetings of the board of directors (held during 2008 at which time such person was a director) and at least 75 percent of the total number of meetings held by each committee of the board on which such person served (during the periods that such person served).

Corporate Governance Guidelines

        Under NYSE listing standards, TDS is required to adopt and disclose corporate governance guidelines that address certain specified matters. TDS has adopted Corporate Governance Guidelines that address (i) Board structure, (ii) director qualification standards, (iii) director responsibilities, orientation and continuing education, (iv) director compensation and stock ownership, (v) Board resources and access to management and independent advisors, (vi) annual performance evaluation of the Board, (vii) Board committees, (viii) management succession and (ix) periodic review of the guidelines. A copy of such guidelines is available on TDS' web site, www.teldta.com, under Corporate Governance—Corporate Governance Guidelines, and is available in print to any shareholder who requests it.

Corporate Governance and Nominating Committee

        Because TDS is a controlled company, it is not required under NYSE listing standards to have a corporate governance/nominating committee or, if it has one, that it be composed entirely of independent directors. Although not required to do so under NYSE listing standards, TDS voluntarily has established a Corporate Governance and Nominating Committee. The members of the Corporate Governance and Nominating Committee are Walter C.D. Carlson (chairperson), LeRoy T. Carlson, Jr. and Mitchell H. Saranow. Mr. Saranow qualifies as an independent director under NYSE listing standards. The primary function of the Corporate Governance and Nominating Committee is to advise the board on corporate governance matters, including developing and recommending to the board the corporate governance guidelines for TDS. On May 22, 2008, the function of the committee was expanded to provide that the committee will develop selection objectives and oversee the search for qualified individuals to serve on the Board and recommend to the Board prospective nominees and the re-nomination of incumbent directors as it deems appropriate. Prior to such change, this committee was named the Corporate Governance Committee. A copy of the committee charter is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters, and is available in print to any shareholder who requests it.

Audit Committee

        The primary function of the Audit Committee is to (a) assist the Board of Directors of TDS in its oversight of (1) the integrity of TDS' financial statements, (2) TDS' compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of TDS' internal audit function and independent auditors; (b) prepare an audit committee report as required by the rules of the SEC to be included in TDS' annual proxy statement and (c) perform such other functions as set forth in the TDS Audit Committee charter, which shall be deemed to include the duties and responsibilities set forth in Section 10A-3. A copy of the Audit Committee charter is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters, and is available in print to any shareholder who requests it.

        The Audit Committee is currently composed of four members who qualify as independent under NYSE listing standards, including Section 10A-3, as discussed above. The current members of the Audit Committee are George W. Off (chairperson), Donald C. Nebergall, Mitchell H. Saranow and Herbert S. Wander. The board of directors has determined that each of the members of the Audit Committee is financially literate and has "accounting or related financial management expertise" pursuant to listing standards of the NYSE.

        The board has made a determination that Mr. Saranow is an "audit committee financial expert" as such term is defined by the SEC.

        In accordance with the SEC's safe harbor rule for "audit committee financial experts," no member designated as an audit committee financial expert shall (i) be deemed an "expert" for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an "audit committee financial expert" shall in no way affect the duties, obligations or liability of any member of the audit committee, or the board, not so designated.

        The Audit Committee held nine meetings during 2008.

Pre-Approval Procedures

        The Audit Committee adopted a policy, effective May 6, 2003, as amended as of February 26, 2004, pursuant to which all audit and non-audit services must be pre-approved by the Audit Committee. The following describes the policy as amended. Under no circumstances may TDS' principal external accountant provide services that are prohibited by the Sarbanes Oxley Act of 2002 or rules issued thereunder. Non-prohibited audit related services and certain tax and other services may be provided to TDS, subject to such pre-approval process and prohibitions. The Audit Committee has delegated to the chairperson plus any other member of the Audit Committee the authority to pre-approve services by the independent registered public accountants and to report any such approvals to the full Audit Committee at each of its regularly scheduled meetings. In the event the chairperson is unavailable, pre-approval may be given by any two members of the Audit Committee. The pre-approval policy relates to all services provided by TDS' principal external auditor and does not include any de minimis exception.

Review, approval or ratification of transactions with related persons

        The Audit Committee Charter provides that the Audit Committee shall "be responsible for the review and oversight of all related party transactions, as such term is defined by the rules of the New York Stock Exchange." Related party transactions are addressed in Sections 307.00 and 314.00 of the NYSE Listed Company Manual.

        Section 314.00 of the NYSE Listed Company Manual states that "Related party transactions normally include transactions between officers, directors, and principal shareholders and the company." In general, "related party transactions" would include transactions required to be disclosed in TDS' proxy statement pursuant to Item 404 of Regulation S-K of the SEC. Pursuant to Item 404, TDS is required to disclose any transaction, which includes any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or a series of transactions, that has taken place since the beginning of TDS' last fiscal year or any currently proposed transaction in which: (1) TDS was or is to be a participant, (2) the amount involved exceeds $120,000 and (3) any "related person" had or will have a direct or indirect material interest in the transaction during any part of the fiscal year. For this purpose, in general, the term "related person" includes any director or executive officer of TDS, any nominee for director, any beneficial owner of more than five percent of any class of TDS' voting securities and any "immediate family member" of such persons, within the meaning of Item 404.

        Section 314.00 of the NYSE Listed Company Manual provides that "Each related party transaction is to be reviewed and evaluated by an appropriate group within the listed company involved. While the Exchange does not specify who should review related party transactions, the Exchange believes that the Audit Committee or another comparable body might be considered as an appropriate forum for this task. Following the review, the company should determine whether or not a particular relationship serves the best interest of the company and its shareholders and whether the relationship should be continued or eliminated."

        Accordingly, pursuant to such provisions, the TDS Audit Committee has review and oversight responsibilities over transactions that are deemed to be related-party transactions under Sections 307.00 and 314.00 of the NYSE Listed Company Manual. Other than the foregoing provisions, TDS has no further policy relating to (i) the types of transactions that are covered by such policies and procedures; (ii) the standards to be applied pursuant to such policies and procedures; or (iii) the persons or groups of persons on the board of directors or otherwise who are responsible for applying such policies and procedures, and TDS does not maintain any other written document evidencing such policies and procedures.

        Since the beginning of the last fiscal year, the TDS Audit Committee exercised oversight over related-party transactions, but did not take any formal action to approve any related-party transactions.

Compensation Committee

        Although not required to do so under NYSE listing standards because it is a controlled company, TDS voluntarily has established a Compensation Committee comprised solely of directors that qualify as independent under the rules of the NYSE. The primary functions of the Compensation Committee are to discharge the board of director's responsibilities relating to the compensation of the executive officers of TDS, other than U.S. Cellular or any of its subsidiaries. The responsibilities of the Compensation Committee include the review of salary, bonus, long-term compensation and all other elements of compensation of such executive officers.

        For these purposes, "executive officers" means all officers that are employees who are or will be identified in TDS' annual proxy statement as "executive officers," including the President and CEO of TDS Telecom, except that the compensation of the President and CEO of U.S. Cellular is established and administered by U.S. Cellular's chairman and stock option compensation committee, as described in the proxy statement of U.S. Cellular relating to its 2009 annual meeting of shareholders.

        The Compensation Committee is comprised of at least two non-employee members of TDS' board of directors, each of whom is an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended, and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. As noted above, such members also qualify as independent under the rules of the NYSE. The members of the Compensation Committee were Herbert S. Wander (chairperson), George W. Off and Christopher D. O'Leary until March 2008, when Gregory P. Josefowicz also was appointed to the Compensation Committee. These persons do not have any compensation committee interlocks and are not related to any other directors.

        The Compensation Committee charter permits it to delegate some or all of the administration of the long-term incentive plans or programs to the President and Chief Executive Officer or other executive officers of TDS as the committee deems appropriate, to the extent permitted by law and the applicable long-term incentive plan or program, but not regarding any award to the President and CEO. The Compensation Committee has not delegated this authority with respect to any of the officers identified in the below Summary Compensation Table.

        The Compensation Committee's charter provides that it will obtain advice and assistance from the Chief Executive Officer and the Vice President of Human Resources and from any other officer or employee of TDS, as it determines is appropriate. As discussed below, the Compensation Committee also utilizes the services of compensation consultants.

        Towers Perrin is TDS' primary compensation consultant. The Compensation Committee and its predecessors have utilized the services of this consultant. TDS' Human Resources Department also supports the Compensation Committee in its work. In 2008, the role of such compensation consultant in determining or recommending the amount or form of executive officer compensation was principally to provide consulting services on the type and amount of compensation to be granted to officers and other employees. The nature and scope of the assignment, and the material elements of the instructions or directions given to such consultant with respect to the performance of its duties under its engagement, was to provide external benchmarking data to TDS from its executive compensation survey database.

        In addition, the Compensation Committee charter provides that the committee shall have the authority to engage advisors as it deems necessary to carry out its duties and that TDS shall provide appropriate funding, as determined by the Compensation Committee, for payment of any advisor retained by the committee, as well as ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties. Pursuant to such authority, the Compensation Committee has engaged Compensation Strategies, Inc., a provider of executive compensation consulting services, since the latter half of 2007. Compensation Strategies is independent and does not have any other relationships with TDS or its affiliates. The role of such compensation consultant in determining or recommending the amount or form of executive officer compensation, and the nature and scope of the assignment, and the material elements of the instructions or directions given to such consultant with respect to the performance of its duties under its engagement, is to review TDS' various compensation elements and programs and to provide independent analysis and advice to the Compensation Committee for the purpose of evaluating such elements and programs. As discussed below, such compensation consultant conducted a competitive review of compensation levels of TDS executive officers in 2008.

        The foregoing consultants did not provide any advice as to director compensation and only provided advice as to compensation to officers and employees. The Compensation Committee does not approve director compensation. It is the view of the TDS board of directors that this should be the responsibility of the full board of directors. In particular, only non-employee directors receive compensation in their capacity as directors and, as a result, the view of the TDS board of directors is that all directors should participate in such compensation decisions, rather than only some or all of the non-employee directors.

        A copy of the charter of the Compensation Committee is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters.

        The Compensation Committee held seven meetings during 2008. It also took actions by unanimous written consent.

Other Committee

        TDS has a Pricing Committee, consisting of LeRoy T. Carlson, Jr., as Chairman, and Kenneth R. Meyers, as a regular member. Walter C.D. Carlson is an alternate member of this committee. The Pricing Committee does not have a charter. Pursuant to resolutions of the TDS board of directors from time to time, the Pricing Committee is authorized to take certain actions with respect to financing and capital transactions of TDS, such as the issuance, redemption or repurchase of debt or the repurchase of shares of capital stock of TDS.

Director Nomination Process

        As discussed above, because TDS is a controlled company, it is not required under NYSE listing standards to have a corporate governance/nominating committee or, if it has one, that it be composed entirely of independent directors. Although not required to do so under NYSE listing standards, TDS voluntarily has established a Corporate Governance and Nominating Committee. On May 22, 2008, the function of this committee was expanded to provide that the committee will develop selection objectives and oversee the search for qualified individuals to serve on the board of directors and recommend to the board of directors prospective nominees and the re-nomination of incumbent directors as it deems appropriate. The committee does not nominate directors. It only recommends to the board of directors prospective nominees and the re-nomination of incumbent directors as it deems appropriate. The entire board of directors determines whether to nominate prospective nominees and re-nominate incumbent directors.

        TDS does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. However, because the TDS Voting Trust has over 90% of the voting power in the election of directors elected by holders of Series A Common Shares and Preferred Shares, nominations of directors for election by the holders of Series A Common Shares and Preferred Shares is based on the recommendation of the trustees of the TDS Voting Trust. With respect to candidates for director to be elected by the Common Shares and Special Common Shares, the Corporate Governance and Nominating Committee and/or the TDS board may from time to time informally consider candidates submitted by shareholders that hold a significant number of Common Shares and/or Special Common Shares. TDS has no formal procedures to be followed by shareholders in submitting recommendations of candidates for director.

        TDS does not have any specific, minimum qualifications that the board believes must be met by a nominee for a position on the TDS board of directors, or any specific qualities or skills that the board believes are necessary for one or more of the TDS directors to possess. The TDS board has consistently sought to nominate to the board of directors eminently qualified individuals whom the board believes would provide substantial benefit and guidance to TDS. The TDS board believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors and does not believe that it would be appropriate to place limitations on its own discretion.

        On November 3, 2008, the TDS board of directors amended the TDS bylaws. One of the changes was to add a new Section 1.15 to the bylaws. Section 1.15 provides that a person properly nominated by a shareholder for election as a TDS director shall not be eligible for election as a director unless he or she signs and returns to the Secretary of TDS, within fifteen days of a request therefor, written responses to any questions posed by the Secretary, that are intended to (i) determine whether such person may qualify as independent and would qualify to serve as a director of TDS under rules of the Federal Communications Commission ("FCC"), and (ii) obtain information that would be disclosed in a proxy statement with respect to such person as a nominee for election as a director and other material information about such person.

        In general, the Corporate Governance and Nominating Committee will recommend that the TDS board re-nominate, and the TDS board will re-nominate, existing directors for re-election unless the Corporate Governance and Nominating Committee and/or board has a concern about the director's ability to perform his or her duties. In the event of a vacancy on the board of a director elected by the Series A Common Shares and Preferred Shares, nominations are based on the recommendation of the trustees of the TDS Voting Trust. In the event of a vacancy on the board of a director elected by the Common Shares and Special Common Shares, TDS may use various sources to identify potential candidates, including an executive search firm. In addition, the Corporate Governance and Nominating Committee may consider recommendations by shareholders that hold a significant number of Common Shares and/or Special Common Shares. Potential candidates are initially screened by the Corporate Governance and Nominating Committee and by other persons as the Corporate Governance and Nominating Committee designates. Following this process, the Corporate Governance and Nominating Committee will consider whether one or more candidates should be considered by the full board of directors. When appropriate, information about the candidate is presented to and discussed by the full board of directors.

        Each of the nominees approved by the TDS board for inclusion on TDS' proxy card for election at the 2009 annual meeting are executive officers and/or directors who are standing for re-election and were recommended for re-nomination by the Corporate Governance and Nominating Committee.

        From time to time, TDS may pay a fee to an executive search firm to identify potential candidates for election as directors. TDS did not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential new nominees for election as directors at the 2008 or 2009 annual meetings.

Non-Management Directors and Shareholder Communication with Directors

        As required by NYSE listing standards, the non-management directors of TDS meet at regularly scheduled executive sessions without management. The TDS Chairman of the Board, Walter C.D. Carlson, presides at all meetings of the non-management directors. In addition, as required by NYSE listing standards, the independent directors of TDS meet at least once per year in an executive session without management or directors who are not independent.

        Shareholders or other interested parties may send communications to the TDS board of directors, to the Chairman of the Board, to the non-management directors or to specified individual directors of TDS at any time. Shareholders or other interested parties should direct their communication to such persons or group in care of the Secretary of TDS at its corporate headquarters, 30 N. LaSalle St., Chicago IL 60602. Any shareholder communications that are addressed to the board of directors, the Chairman of the Board, the non-management directors or specified individual directors will be delivered by the Secretary of TDS to such persons or group.

        For more information, see the instructions on TDS' web site, www.teldta.com, under Corporate Governance—Contacting the TDS Board of Directors.

TDS Policy on Attendance of Directors at Annual Meeting of Shareholders

        All directors are invited and encouraged to attend the annual meeting of shareholders, which is normally followed by the annual meeting of the board of directors. In general, all directors attend the annual meeting of shareholders unless they are unable to do so due to unavoidable commitments or intervening events. All twelve persons serving as directors at the time attended the 2008 annual meeting of shareholders.

Stock Ownership Guidelines

        On May 10, 2007, the TDS board of directors amended its stock ownership guidelines for directors to provide that, within three years after (a) March 31, 2007 or (b) the date on which a director first becomes a director, whichever is later, and thereafter for so long as each director remains a director of TDS, each such director is required to own Series A Common Shares, Common Shares and/or Special Common Shares of TDS having a combined value of at least $100,000. The TDS board of directors will review this minimum ownership requirement periodically. The stock ownership guidelines are included in TDS' Corporate Governance Guidelines, which have been posted to TDS' web site, www.teldta.com, under Corporate Governance—Corporate Governance Guidelines.

Code of Business Conduct and Ethics Applicable to Directors

        As required by Section 303A.10 of the NYSE Listed Company Manual, TDS has adopted a Code of Business Conduct and Ethics for Officers and Directors, as amended as of September 15, 2008. This code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—Code of Business Conduct and Ethics for Officers and Directors, and is available in print to any shareholder who requests it.

 PROPOSAL 2
AMENDMENT OF COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

        Based on a review of director compensation practices in the telecommunications industry and at other comparable companies, the TDS board of directors approved amendments to the TDS Compensation Plan for Non-Employee Directors, and authorized the issuance of up to 50,000 additional TDS Special Common Shares under the plan. A copy of the amended plan is attached hereto as Exhibit A.

        The amended plan is subject to shareholder approval under the rules of the New York Stock Exchange because the amendments are material and the plan involves the issuance of TDS equity securities to directors of TDS. Accordingly, the TDS Compensation Plan for Non-Employee Directors, as amended (the "Directors Plan"), is being submitted for approval by the shareholders at the 2009 Annual Meeting. If approved by shareholders, the provisions relating to the issuance of TDS equity securities will be effective upon such approval. The following is a description of the Directors Plan, as amended.

  Description Of The Plan

        Non-employee directors will receive an annual director's retainer fee of $55,000 paid in cash. Non-employee directors also will receive an annual stock award of $55,000 paid in the form of TDS Special Common Shares, which will be distributed in March on or prior to March 15 of each year, beginning March 2009, for services performed during the 12 month period that commenced on March 1 of the immediately preceding calendar year and ended on the last day of February of the calendar year of payment. The number of shares will be determined on the basis of the closing price of TDS Special Common Shares for the last trading day in the month of February of each year. Notwithstanding the foregoing, the annual director's stock award to be distributed in March 2009 will be distributed $45,000 in the form of TDS Special Common Shares and $10,000 in the form of cash.

        The Chairperson of the board of directors will receive an additional annual retainer fee of $45,000, paid in cash.

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, and the Chairperson will receive an annual committee retainer fee of $22,000.

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, and the Chairperson will receive an annual committee retainer fee of $14,000.

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, and the Chairperson will receive an annual committee retainer fee of $10,000.

        Non-employee directors also will receive a meeting fee of $1,750 for each board or committee meeting attended.

        Upon approval of this amended Directors Plan by shareholders, directors will have the authority without further shareholder approval to further amend the Directors Plan from time to time, including amendments to increase the amount of the compensation payable in Special Common Shares from time to time, provided that the total number of Special Common Shares issued under the Plan may not exceed the amount previously approved by shareholders.

        Under the Directors Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each quarter. Fees for all board and committee meetings will be paid in cash on a quarterly basis, as of the last day of each quarter.

        A total of 75,000 TDS Special Common Shares were previously approved by shareholders for issuance under the Directors Plan, of which approximately 32,500 Special Common Shares have been issued as of February 28, 2009. The board of directors authorized the issuance of an additional 50,000

Special Common Shares, which increases the maximum number of shares that may be issued under this plan to 125,000, less shares previously issued.

        Pursuant to Section 303A.08 of the New York Stock Exchange Listed Company Manual, the authorization to issue Special Common Shares pursuant to the Directors Plan shall expire ten years after the date of shareholder approval on May 21, 2009, unless reapproved by shareholders. If for any reason shares cannot be issued pursuant to the requirements of the New York Stock Exchange or otherwise, the value of such shares that cannot be issued shall be issued in the form of cash.

  Federal Income Taxes

        In general, a non-employee director who is issued Special Common Shares under the Directors Plan will recognize taxable compensation in the year of issuance in an amount equal to the fair market value of such Special Common Shares on the date of issuance, and TDS will be allowed a deduction for federal income tax purposes at the time the non-employee director recognizes taxable compensation equal to the amount of compensation recognized by such non-employee director.

        In general, a non-employee director's basis for Special Common Shares received under the Directors Plan will be the amount recognized as taxable compensation with respect to such Special Common Shares, and a non-employee director's holding period for such shares will begin on the date the non-employee director recognizes taxable compensation with respect to the shares.

        The foregoing tax effects may be different if Special Common Shares are subject to restrictions imposed by Section 16(b) of the Exchange Act. In such case, a non-employee director who is issued Special Common Shares under the Directors Plan will recognize taxable compensation on the issued shares when the restrictions on such shares imposed by Section 16(b) of the Exchange Act lapse, unless the non-employee director makes an appropriate election under Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed at the time of issuance of the shares.

        In general, a non-employee director will recognize taxable compensation in the year of payment of the cash annual retainer or meeting fees in an amount equal to such cash payment, and in the year of payment TDS will be allowed a deduction for federal income tax purposes equal to the compensation recognized by such non-employee director.

  Plan Benefits

        No disclosure is being made of the benefits or amounts that will be received by or allocated to any participants because the benefit or amount is not determinable until earned and paid.

        The board of directors recommends a vote "FOR" approval of the Non-Employee Directors Compensation Plan, as amended.

 PROPOSAL 3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We anticipate continuing the services of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year. Representatives of PricewaterhouseCoopers LLP, who served as our independent registered public accounting firm for the last fiscal year, are expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement and to respond to appropriate questions raised by shareholders at the annual meeting or submitted in writing prior thereto.

        We are not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm by the Bylaws or otherwise. However, we have elected to seek such ratification by the affirmative vote of the holders of a majority of the votes cast by shares entitled to vote with respect to such matter at the annual meeting. Should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee of the board of directors will review whether to retain such firm for the year ending December 31, 2009.

        The board of directors recommends a vote "FOR" ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.

FEES PAID TO PRINCIPAL ACCOUNTANTS

        The following sets forth the aggregate fees (including expenses) billed by TDS' principal accountants PricewaterhouseCoopers LLP for 2008 and 2007:

	2008	2007
Audit Fees (1)	$3,826,241	$4,970,859
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	9,630	9,590

Total Fees	$3,835,871	$4,980,449

(1)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for 2008 and 2007 (as updated) for professional services rendered for the audit of the annual financial statements for the years 2008 and 2007 included in TDS' and U.S. Cellular's Forms 10-K for those years and the reviews of the financial statements included in TDS' and U.S. Cellular's Forms 10-Q for each of these years including the attestation and report relating to internal control over financial reporting as well as accounting research, audit fees related to the restatement of the companies' financial statements for certain prior years, review of financial information included in other SEC filings and the issuance of consents and comfort letters. Although PricewaterhouseCoopers LLP has billed TDS and U.S. Cellular for these fees and expenses, management of TDS and U.S. Cellular have not yet completed their reviews of all of the amounts billed.

(2)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for services, other than services covered in (1) above, for the years 2008 and 2007.

        The Audit Committee determined that the payment of fees for non-audit related services does not conflict with maintaining PricewaterhouseCoopers LLP's independence.

        See TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters—Audit Committee Charter, for information relating to the Audit Committee's pre-approval policies.

 AUDIT COMMITTEE REPORT

        This report is submitted by the current members of the Audit Committee of the board of directors of TDS. The Audit Committee operates under a written charter adopted by the TDS board of directors, a copy of which is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters.

        Management is responsible for TDS' internal controls and the financial reporting process. TDS has an internal audit staff, which performs testing of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of TDS' consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee held meetings with management, the internal audit staff and representatives of PricewaterhouseCoopers LLP, TDS' independent registered public accounting firm for 2008. In these meetings, the Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2008. Management represented to the Audit Committee that TDS' consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and representatives of PricewaterhouseCoopers LLP.

        The discussions with PricewaterhouseCoopers LLP also included the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, relating to information regarding the scope and results of the audit. The Audit Committee also received from PricewaterhouseCoopers LLP written disclosures and a letter regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and this information was discussed with PricewaterhouseCoopers LLP.

        Based on, and in reliance upon these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2008 be included in TDS' Annual Report on Form 10-K for the year ended December 31, 2008.

        By the members of the Audit Committee of the board of directors of TDS:

George W. Off Chairperson	Donald C. Nebergall	Mitchell H. Saranow	Herbert S. Wander

 EXECUTIVE OFFICERS

        The following executive officers of TDS were identified in the above tables regarding the election of directors: LeRoy T. Carlson, Jr., President of TDS; and Kenneth R. Meyers, Executive Vice President and Chief Financial Officer of TDS. In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of TDS and its subsidiaries who are executive officers of TDS under SEC rules. Unless otherwise indicated, the position held is an office of TDS. The age of the following persons is as of the date of this proxy statement.

Name	Age	Position
LeRoy T. Carlson	92	Chairman Emeritus
John E. Rooney	66	President and CEO of United States Cellular Corporation
David A. Wittwer	48	President and CEO of TDS Telecommunications Corporation
Douglas D. Shuma	48	Senior Vice President and Corporate Controller
Kurt B. Thaus	50	Senior Vice President and Chief Information Officer
Scott H. Williamson	58	Senior Vice President—Acquisitions and Corporate Development
C. Theodore Herbert	73	Vice President—Human Resources
Joseph R. Hanley	42	Vice President—Technology Planning and Services

        LeRoy T. Carlson.    LeRoy T. Carlson has been Chairman Emeritus of TDS (an executive officer of TDS) for more than five years. He is a director of U.S. Cellular. Mr. Carlson is the father of LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson. See also "Election of Directors—Former Director" for more information.

        John E. Rooney.    John E. Rooney has been the President and Chief Executive Officer of U.S. Cellular for more than five years.

        David A. Wittwer.    David A. Wittwer has been the President and Chief Executive Officer of TDS Telecom since January 1, 2007. On February 21, 2006, TDS appointed Mr. Wittwer as Executive Vice President and Chief Operating Officer (COO) of TDS Telecom and designated him to succeed James Barr III as President and CEO of TDS Telecom on January 1, 2007. Prior to his appointment as Executive Vice President and COO of TDS Telecom, Mr. Wittwer was President of TDS Telecom's incumbent local exchange carrier operations since March 2005. Prior to that time, he was Executive Vice President—Staff Operations, Chief Financial Officer, Treasurer and Assistant Secretary of TDS Telecom for more than five years.

        Douglas D. Shuma.    Douglas D. Shuma was appointed Senior Vice President and Corporate Controller of TDS on September 1, 2007. Prior to that time, Mr. Shuma was a consultant at Douglas Financial Consultants, a company that he founded, since 2006. Before that time, he was the Vice President and Controller of Baxter International Inc. for more than five years.

        Kurt B. Thaus.    Kurt B. Thaus was appointed Senior Vice President and Chief Information Officer on January 12, 2004. Prior to that time, he was employed by T-Systems North America, Inc., the North American subsidiary of T-Systems International (Deutsche Telekom) for more than five years, most recently as senior vice president of technology management services.

        Scott H. Williamson.    Scott H. Williamson has been Senior Vice President—Acquisitions and Corporate Development of TDS for more than five years.

        C. Theodore Herbert.    C. Theodore Herbert has been Vice President—Human Resources of TDS for more than five years.

        Joseph R. Hanley.    Joseph R. Hanley was appointed Vice President—Technology Planning and Services on August 15, 2004. Prior to that time, he was employed by TDS Telecom for more than five years, most recently as Vice President—Strategic Planning and Emerging Applications.

        All of our executive officers devote all their employment time to the affairs of TDS and its subsidiaries.

Codes of Business Conduct and Ethics Applicable to Officers

        As required by Section 303A.10 of the NYSE Listed Company Manual, TDS has adopted a Code of Business Conduct and Ethics for Officers and Directors, that also complies with the definition of a "code of ethics" as set forth in Item 406 of Regulation S-K of the SEC. The foregoing code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—Code of Business Conduct and Ethics for Officers and Directors, and is available in print to any shareholder who requests it.

        In addition, TDS has adopted a broad Code of Business Conduct that is applicable to all officers and employees of TDS and its subsidiaries. The foregoing code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—TDS Code of Business Conduct, and is available in print to any shareholder who requests it.

        TDS intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to any of the foregoing codes, by posting such information to TDS' internet website. Any waivers of any of the foregoing codes for directors or executive officers will be approved by TDS' board of directors or authorized committee thereof, as applicable, and disclosed in a Form 8-K that is filed with the SEC within four business days of such waiver.

 EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion And Analysis

        This Compensation Discussion and Analysis discusses the compensation awarded to, earned by, or paid to the executive officers identified in the Summary Compensation Table.

Overview

        TDS' compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of TDS. TDS' policies establish incentive compensation performance goals for executive officers based on factors over which such officers have control and which are important to TDS' long-term success. TDS believes compensation should be related to the financial performance of TDS and should be sufficient to enable TDS to attract and retain individuals possessing the talents required for long-term successful performance. Nevertheless, although performance influences compensation and awards, all elements of compensation are discretionary and officers do not become entitled to any compensation or awards as a result of the achievement of performance levels. Compensation is not earned until approved and paid or awarded.

        The responsibilities of the TDS Compensation Committee include the review of salary, bonus, long-term compensation and all other elements of compensation of executive officers of TDS, other than officers of U.S. Cellular or any of its subsidiaries. For these purposes, "executive officers" means all officers that are employees who are or will be identified in TDS' annual proxy statement as "executive officers," including the President and CEO of TDS Telecom, except that the compensation of the President and CEO of U.S. Cellular is established and administered by U.S. Cellular's chairman and stock option compensation committee, as described in the proxy statement of U.S. Cellular relating to its 2009 annual meeting of shareholders. Accordingly, except as expressly indicated below, the following discussion does not apply to John E. Rooney, the President and CEO of U.S. Cellular. Also, Mr. Rooney does not receive any awards with respect to TDS shares; all his awards made by the U.S. Cellular stock option compensation committee are with respect to Common Shares of U.S. Cellular (New York Exchange listing symbol "USM").

        The Compensation Committee's charter provides that it will obtain advice and assistance from the Chief Executive Officer and the Vice President of Human Resources and from any other officer or employee of TDS, as it determines is appropriate. As discussed above, the Compensation Committee also utilizes the services of both TDS' compensation consultant and an independent compensation consultant.

        The Compensation Committee's charter permits it to delegate some or all of the administration of the long-term incentive plans or programs to the President and Chief Executive Officer or other executive officer of TDS as the Committee deems appropriate, to the extent permitted by law and the applicable long-term incentive plan or program, but not regarding any award to the President and CEO. The Compensation Committee has not delegated this authority with respect to any of the officers identified in the Summary Compensation Table.

Objectives and Reward Structure of TDS' Compensation Programs

        The above Overview generally described the objectives and reward structure of TDS' compensation programs. This section further discusses, with respect to the officers identified in the Summary Compensation Table, (1) the objectives of TDS' compensation programs and (2) what the compensation programs are designed to reward.

        The objectives of TDS' general compensation programs for executive officers of TDS, and their relationship to the reward structure, are to:

  •
  support TDS' overall business strategy and objectives;

  •
  attract and retain high quality management;

  •
  link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and

  •
  provide competitive compensation opportunities consistent with the financial performance of TDS.

        The primary financial focus of TDS as a consolidated enterprise is the increase of long-term shareholder value through growth, measured primarily in such terms as return on capital, revenues, customer units in service, operating cash flow (operating income plus depreciation, amortization and accretion) and operating income. Operating units of TDS may have somewhat different primary financial measures. However, there is no strict relationship between elements of compensation or total compensation and such measures of performance. Instead, compensation decisions are made subjectively by the Compensation Committee, considering certain performance measures, as well as all other appropriate facts and circumstances. TDS' compensation policies for executive officers are designed to reward the achievement of such corporate performance goals.

        Each element of compensation and total compensation of the named executive officers is determined on the basis of the committee's analysis of multiple factors rather than specific measures of performance. The Compensation Committee does not rely on predetermined formulas or a limited set of criteria when it evaluates the performance of the named executive officers.

        TDS' compensation programs are designed to reward performance of TDS on both a short-term and long-term basis. With respect to the officers identified in the Summary Compensation Table, the design of compensation programs and performance rewarded is similar but with some differences for each of the named executive officers depending on such officer's position and responsibilities.

        The Compensation Committee evaluates the performance of the President and CEO of TDS in light of the annual and ongoing objectives for TDS and for its primary business units and the attainment of those objectives, and sets the elements of compensation for the President and CEO based on such performance evaluation and compensation principles, as discussed below.

        With respect to the other officers identified in the Summary Compensation Table, the Compensation Committee reviews management's evaluation of the performance of such executive officers and determines and approves the elements of compensation for such executive officers based on such performance evaluations and compensation principles, as discussed below.

Elements of Compensation

        This section discusses, with respect to the officers identified in the Summary Compensation Table, (i) each element of compensation paid to such officers, (ii) why TDS chooses to pay each element of compensation, (iii) how TDS determines the amount or formula for each element to pay, and (iv) how each compensation element and TDS' decisions regarding that element fit into TDS' overall compensation objectives and affect decisions regarding other elements.

        Each element of compensation paid to officers is as follows:

  •
  Annual Cash Compensation

  o
  Salary

  o
  Bonus

  •
  Long-term equity compensation pursuant to Long-Term Incentive Plans

  o
  Stock Awards

  –
  Bonus Stock Match Awards

  –
  Restricted Stock Unit Awards

  o
  Stock Options

  •
  Other Benefits and Plans Available to Identified Officers

  o
  Deferred Compensation

    o
    SERP

    o
    Perquisites

  •
  Other Generally Applicable Benefits and Plans

  o
  Employee Stock Purchase Plan

  o
  Tax Deferred Savings Plan

  o
  Pension Plan

  o
  Post-Retirement Benefits

  o
  Health and Welfare Plans

        TDS has chosen to pay or provide these elements of compensation after considering common compensation practices of peers and other companies with similar characteristics, in order to support TDS' overall business strategy and objectives. TDS recognizes that it must compensate its executive officers in a competitive manner comparable to other similar companies in order to attract and retain high quality management, attain or exceed business objectives and targeted financial performance and increase shareholder value. Executive compensation is intended to provide, in the judgment of the Compensation Committee, an appropriate balance between the long-term and short-term performance of TDS, and also a balance between TDS' financial performance and shareholder return.

        TDS does not have defined guidelines that determine the amount or formula for each element to pay or provide. TDS also does not have defined guidelines that determine how each compensation element and decisions regarding that element fit into the TDS' overall compensation objectives and affect decisions regarding other elements. TDS has no target levels for cash versus equity compensation. Instead, TDS establishes elements of compensation and determines how they fit together overall and in the manner described in the following discussion.

        As noted above, the elements of executive compensation consist of both annual cash and long-term equity compensation. Annual cash compensation consists of base salary and an annual bonus. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his or her position, particularly with regard to the President and CEO. Long-term equity compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value and is generally provided through the grant of stock options and restricted stock units.

        The Compensation Committee determines annually each such executive officer's base salary, taking into consideration: (1) the appropriate salary range for the executive officer's position and responsibilities, (2) his or her performance during the preceding year, (3) his or her performance during the executive's tenure in the position, (4) TDS' and its business units' performance during the year compared to plan and compared with that of similar companies, and (5) such other factors and circumstances as the committee may deem relevant. The Compensation Committee makes such determination considering the matters described below, including advice and information from its compensation consultant, Compensation Strategies, Inc. See Corporate Governance—Compensation Committee, for information about Compensation Strategies.

        In addition, the Compensation Committee determines annually the executive officer's bonus, taking into consideration: (1) the executive officer's performance during the preceding year, including contributions to TDS and its business units, and achievement of individual objectives, (2) TDS' and its business units' performance during the year compared to plan and compared with that of similar companies, (3) the achievement of important corporate and business unit objectives for the year and (4) such other factors and circumstances as the committee may deem relevant.

        In general, other facts and circumstances that the Compensation Committee considers in determining the annual cash compensation of the named executive officers and/or that the President and CEO considers in his evaluation and recommendation to the Compensation Committee with respect to the named executive officers, other than the President and CEO, include the following: the fact that TDS is a public company; the publicly-available benchmark information of cash compensation of TDS' publicly-held peers and other publicly-held companies, as discussed below; the fact that TDS is primarily a regional competitor and that some of its competitors are national or global telecommunications companies that are much larger than TDS and possess greater resources than TDS; the fact that TDS is a controlled company; and the fact that the primary financial focus of TDS as a consolidated enterprise is the increase of long-term shareholder value through growth. In addition, additional facts and circumstances considered with respect to the named executive officers are discussed below in the discussion relating to each such officer.

        The Compensation Committee also determines long-term equity compensation awards to the identified executive officers under the TDS 2004 Long-Term Incentive Plan, which include options and restricted stock units, as discussed below. Grants of options and restricted stock units by TDS to the President and CEO and the other executive officers are generally made to all such officers at the same time during each year. In 2008, options and restricted stock units were granted on August 26, 2008. Bonus match units are granted on the date that the related bonus is determined. TDS may also make grants of equity awards during other times of the year as it deems appropriate. All option and restricted stock unit awards are expensed over the applicable vesting periods.

        TDS does not backdate options or have any program, plan or practice to time the grant of awards in coordination with the release of material non-public information.

        The Compensation Committee does not consider an officer's outstanding equity awards or stock ownership levels when determining the value of the long-term incentive award component of such officer's compensation. The Compensation Committee makes long-term incentive awards based on performance for a particular year and other considerations as described herein and does not consider outstanding equity awards and stock ownership to be relevant.

        The incentives in compensation arrangements maintained by TDS do not encourage officers to take unnecessary and excessive risks that threaten the value of TDS. TDS does not have incentive plans pursuant to which officers might become entitled to compensation as a result of the achievement of a certain level of performance regardless of the risk undertaken. All compensation is discretionary and, as a result, could be reduced or not awarded if an officer caused TDS to undertake unauthorized risk. In any event, TDS believes that its controls and monitoring do not provide officers with substantial discretion that would permit them to undertake unauthorized risk.

Benchmarking

        TDS engages in benchmarking as described below.

        For executive compensation purposes, market benchmark data was obtained from the Towers Perrin 2007 Compensation Data Bank Executive Compensation Database. The database contained approximately 700 companies that represented a diverse range of companies across all industries, including companies from the telecommunications, retail, financial, electronics, pharmaceutical, manufacturing and consumer products sectors. The data was developed using regression analysis based on annual revenues of $5.1 billion for TDS. When regression data was not available, tabular data from the database was used, and approximately scoped to reflect TDS revenues. This database was used to benchmark the ranges of annual cash compensation considered to be appropriate for the named executive officers, as discussed below. This database also was used to benchmark the equity compensation awards of named executive officers, as discussed below. TDS believes this approach is a reasonably accurate reflection of the competitive market for such elements of compensation necessary to retain current executives and attract future executives to positions at TDS. In addition, TDS also believes this methodology is more statistically valid than solely benchmarking these elements of compensation to the peer group of companies used in the Stock Performance Graph for the applicable performance year.

        The identity of the individual component companies that are included in the database is neither disclosed to nor considered by TDS or the Compensation Committee. TDS and the Compensation Committee rely upon and consider to be material only the aggregated survey data prepared by Towers Perrin. They do not obtain or consider information on the identities of the individual companies included in the survey in connection with any compensation decisions because this information is not considered to be material and because they rely on the services of Towers Perrin for such purposes.

        In 2008, the Compensation Committee began obtaining benchmarking information from its independent compensation consultant, Compensation Strategies. In particular, in 2008, Compensation Strategies provided market data for two different peer groups for purposes of a competitive review of compensation levels of TDS' executive officers. This was done as a cross-check against the compensation that was approved based on the above information provided by Towers Perrin.

        An industry peer group was created that consisted of 19 publicly-traded companies of similar size to TDS from the telecommunications industry. The annual revenues of this group ranged from approximately $560 million to $14 billion (with a median and average of approximately $1.5 billion and $2.6 billion, respectively). The market capitalization ranged from $55 million to $10.5 billion (with a median and average of approximately $2.7 billion and $4.0 billion, respectively). The companies in this group were: Rural Cellular Corp., SunCom Wireless Holdings, Primus Telecommunication Group, Centennial Communications Corp., Time Warner Telecom, Virgin Mobile USA, Leap Wireless International, Cincinnati Bell, XO Holdings, MetroPCS Communications, Global Crossing, IDT Corp., Citizens Communications, NII Holdings, CenturyTel, Windstream Corp., Level 3 Communications, Telephone and Data Systems, Embarq Corp. and Qwest Communications International.

        In addition, in order to provide a supplemental perspective given TDS' holding company structure, another peer group of holding companies from various industries was created. This group consisted of 18 companies with revenues ranging between approximately $2.0 and $16.2 billion (with a median and average of approximately $6.4 billion and $6.5 billion, respectively). The market capitalization ranged from $730 million to $27 billion (with a median and average of approximately $6.5 billion and $8.1 billion, respectively). The companies in this group were: ACCO Brands Corp., A.O. Smith Corp., Carlisle Companies Incorporated, FMC Technologies, Thermo Fisher Scientific, The Stanley Works, Leggett & Platt, Brunswick Corp., Goodrich Corp., Newell Rubbermaid, Dover Corp., The Black & Decker Corp., MeadWestvaco Corp., Campbell Soup Company, Fortune Brands, ITT Corp., Eaton Corp., and Illinois Tool Works. The Compensation Committee has decided to not continue to use the holding company peer group going forward, instead deciding to concentrate on the industry peer group.

        TDS also generally considers the companies in the peer group index included in the "Stock Performance Graph" that is included in the TDS annual report to shareholders, as discussed below, as well as other companies in the telecommunications industry and other industries, to the extent considered appropriate, based on similar size, function, geography or otherwise. This information is used to generally understand the market for general compensation arrangements for executives, but is not used for benchmarking purposes.

        TDS selected the Dow Jones U.S. Telecommunications Index, a published industry index, as its peer group for the Stock Performance Graph. As of December 31, 2007, the Dow Jones U.S. Telecommunications Index was composed of the following companies: AT&T Inc., CenturyTel Inc., Cincinnati Bell Inc., Citizens Communications Co. (Series B), Embarq Corp., IDT Corp. (Class B), Leap Wireless International Inc., Leucadia National Corp., Level 3 Communications Inc., MetroPCS Communications Inc., NII Holdings Inc., Qwest Communications International Inc., RCN Corp., Sprint Nextel Corp., Telephone and Data Systems, Inc. (TDS and TDS.S), Time Warner Telecom, Inc (now known as tw telecom inc.) (Class A), United States Cellular Corporation, Verizon Communications Inc., Virgin Media Inc. and Windstream Corp. As of December 31, 2008, this index also includes Frontier Communications Corp. but no longer includes Citizens Communications Co. or IDT Corp.

Company Performance

        Overall TDS performance for 2007 was approximately 104.25% of target. This represents the average of the adjusted U.S. Cellular percentage of 107% and the adjusted TDS Telecom percentage of approximately 96%, as weighted by a specified percentage intended to represent the approximate proportion of TDS that U.S. Cellular and TDS Telecom represent, calculated as follows:

Business Unit	2007 Bonus Program Performance as a Percent of Target Performance	Allocated Proportion of Total Company	Weighted Performance
U.S. Cellular	107%	75%	80.25%
TDS Telecom	96%	25%	24.00%
Weighted Average Company Performance as a Percentage of Target			104.25%

        Performance of U.S. Cellular is discussed in the U.S. Cellular proxy statement. As noted therein, the overall average percentage achieved with respect to 2007 performance for purposes of the U.S. Cellular bonus pool was calculated to be 87.5%. Nevertheless, the entire amount of the bonus pool is discretionary and subject to approval by the Chairman of U.S. Cellular. Pursuant to this discretionary authority, the Chairman adjusted the overall bonus pool to 107% of target. This was done because U.S. Cellular had a number of key accomplishments in 2007 (as described in the U.S. Cellular proxy statement for its 2009 annual meeting), including the year-to-year change in Gross Customer Additions which was favorable compared to performance by the national carriers.

        The following provides information on performance targets and achievement of TDS Telecom with respect to 2007 that was considered in evaluating the annual cash compensation in 2008. Financial information presented in the below table may not agree with the segment financial information for TDS Telecom. This table shows that the overall percentage achievement of the performance targets was approximately 89.4% with respect to 2007 for TDS Telecom. This percentage was increased to 96% on a discretionary basis by the Chairman of TDS Telecom, who is also the President and CEO of TDS. This was done because the Chairman subjectively believed that TDS Telecom had exhibited outstanding effort for 2007 and also believed that certain calculations and thresholds did not appropriately capture the degree of 2007 performance in the way that they were originally established, particularly Return on Capital.

				(1)	(2)
Measurement	2007 Target	Actual 2007 Results	% of Target	Minimum Threshold Performance (as a % of target)	Outstanding Performance (as a % of target)	Target Points	Actual Points Earned	% Achieved
GROWTH
Growth in weighted RGUs (Revenue Generating Units)	60,598	40,610	67.0%	(29.8)%	234.1%	425	336	79.0%
CUSTOMER SATISFACTION
Customer Churn
Commercial Customer Churn*	10.5%	10.6%	101.5%	165.6%	34.4%	75	73	97.8%
Consumer Customer Churn*	18.4%	17.2%	93.5%	156.4%	43.6%	75	84	111.4%

						150	157

PRODUCTIVITY
Cost to Provide Service per RGU (weighted RGUs)*	$22.18	$21.81	98.3%	104.6%	95.4%	125	171	136.6%
General and Administrative (G&A) Expenses as a % of Revenue*	8.10%	8.06%	99.5%	112.7%	87.3%	125	130	104.2%
Return on Capital (ROC)	7.55%	7.30%	96.7%	91.4%	108.6%	200	122	61.2%

						450	423

						1025	916	89.4%

*
Lower actual amount is better.

(1)
Minimum Threshold Performance is the percentage for each target at which no points are awarded.

(2)
Outstanding Performance is the percentage for each target at which 200% of the targeted points are awarded.

        If a target does not meet the minimum threshold performance level, no target points are awarded with respect to such target. If outstanding performance is achieved, 200% of the target points would be awarded. As shown above, the minimum threshold was achieved with respect to each of the targets, but was less than outstanding performance in each case. As a result, the target points were prorated based on the formula included in the TDS Telecom bonus plan.

        A total of 916 actual versus 1025 target points was achieved and, as a result, the overall percentage achieved was 89.4%, but this was increased to 96% on a discretionary basis as discussed above.

Personal Objectives and Performance

        In addition to TDS and/or business unit performance, the Compensation Committee may consider personal objectives and performance. The personal objectives and performance that the Compensation Committee considered in its evaluation of the President and CEO are discussed below. The personal objectives that the President and CEO considered in his recommended evaluation to the Compensation Committee of the named executive officers other than himself are also discussed below. There was no minimum level of achievement of any of those objectives that was required for any cash compensation decision.

Annual Cash Compensation

        Annual cash compensation decisions, consisting of base salary for the current year and bonus based on performance for the prior year, are generally made concurrently by the Compensation Committee each year for each of the identified executive officers.

        As part of the process of determining the appropriate elements of annual cash compensation for the named executive officers, the Compensation Committee is provided with information about the compensation of similar executive officers at other companies, including chief executive officers of companies, chief executive officers and chief operating officers of their principal business units, if available, chief financial officers and other officers with responsibilities comparable to the foregoing TDS officers, as reported in proxy statements and salary surveys. The Compensation Committee also considers recommendations from the President and CEO regarding compensation for the named executives other than the President and CEO, each of which reports directly to him. The Vice President—Human Resources prepares for the committee an analysis of compensation paid to similar executive officers of other comparable companies. See "Benchmarking" above.

        Annually, the nature and extent of each executive officer's personal accomplishments and contributions for the year are determined, based on information submitted by the executive and by others familiar with his or her performance, including the President and CEO in the case of the named executive officers other than the President and CEO. The Compensation Committee evaluates the information in terms of the personal objectives established for such executive officer for the performance appraisal period.

        The Compensation Committee also makes an assessment of how well TDS did as a whole during the year, as discussed above, and the extent to which the President and CEO believes the executive officer other than the President and CEO contributed to the results, as discussed below. With respect to executive officers having primary responsibility over a certain business unit or division of TDS, the Compensation Committee considers the performance of the business unit or division and the contribution of the executive officer thereto.

        The Compensation Committee uses these sources and makes the determination of appropriate elements of compensation and ranges for such elements for such identified executive officers based on its informed judgment, using the information provided to it by the Vice President of Human Resources. Beginning in 2008, the Compensation Committee also obtained information from its independent compensation consultant, Compensation Strategies. The elements of compensation and ranges for such elements are not based on any formal analysis nor is there any documentation of this decision making process.

        The Compensation Committee also has access to numerous performance measures and financial statistics prepared by TDS. This financial information includes the audited financial statements of TDS, as well as internal financial reports such as budgets and actual results, operating statistics and other analyses. Beginning in 2008, the Compensation Committee also considered information from its independent compensation consultant, Compensation Strategies, as discussed above. The committee may also consider such other factors as it deems appropriate in making its compensation decisions. No specific measures of performance are considered determinative in the compensation of executive officers. Instead, all the facts and circumstances are taken into consideration by the Compensation Committee. Ultimately, it is the informed judgment of the committee, after reviewing the compensation information provided by the Vice President—Human Resources and its compensation consultant, Compensation Strategies, that determines the elements of compensation and total compensation for the executive officers.

        The base salary element of compensation of each officer is set within the range identified for this element based on an assessment of the responsibilities and the performance of such officer, also taking into account the performance of TDS and/or its business units or divisions, other comparable companies, the industry and the overall economy during the preceding year. Column (c), "Salary," of the below Summary Compensation Table includes the dollar value of base salary (cash and non-cash) earned by the identified executive officers during 2008, 2007 and 2006, whether or not paid in such year.

        Beginning with the 2007 performance year relating to bonuses that were earned and paid in 2008, TDS has established performance guidelines and procedures for awarding bonuses to certain officers (not including the President and CEO or Chairman Emeritus). These guidelines and procedures were filed by TDS as Exhibit 10.1 to TDS' Form 10-Q for the quarter ended March 31, 2007, and an amendment thereto was filed by TDS as Exhibit 10.5 to TDS' Form 8-K dated November 19, 2008. Starting with the 2007 performance year relating to bonuses that were paid in 2008, 70% of such officer's target bonus was based on his/her assessed performance. The remaining 30% was based on performance of TDS, based on the weighted average of the percentage achievement of target of U.S. Cellular and TDS Telecom. However, notwithstanding anything to the contrary, 100% of the bonus continues to be discretionary and is not earned by the officer unless and until awarded and paid. The calculations of the bonus amounts for the named executive officers that received bonuses pursuant to these guidelines with respect to 2007 performance that were paid in 2008 is reflected below.

        As a result of the foregoing process, bonuses with respect to 2007 performance were not earned by the executive officers until they were approved and awarded in 2008. Similarly, bonuses with respect to 2006 and 2005 performance were not earned by the executive officers until they were approved and awarded in 2007 and 2006, respectively. Accordingly, bonuses with respect to 2007 performance are included in the below Summary Compensation Table as compensation earned in 2008 and bonuses with respect to 2006 and 2005 performance are included in the below Summary Compensation Table as compensation earned in 2007 and 2006, respectively. These amounts are included in column (d), "Bonus," of the below Summary Compensation Table.

        Beginning with the 2008 performance year relating to bonuses that were paid and earned in 2009, TDS has established performance guidelines and procedures for awarding bonuses to the President and CEO and the Chairman Emeritus. These guidelines and procedures were filed by TDS as Exhibits 10.2 and 10.3 to TDS' Form 8-K dated November 19, 2008. Each of these guidelines and procedures provides that the Compensation Committee in its sole discretion determines whether an annual bonus will be payable to the President and CEO or Chairman Emeritus for a performance year and, if so, the amount of such bonus, and describes factors that may be considered by the committee in making such determination, including any factors that the committee in the exercise of its judgment and discretion determines relevant. The guidelines and procedures provide that no single factor will be determinative and no factor will be applied mechanically to calculate any portion of the bonus of the President and CEO or Chairman Emeritus. The entire amount of the bonus is discretionary. The guidelines and procedures provide that the President and CEO or Chairman Emeritus will have no right or expectation with respect to any bonus until the committee has determined whether a bonus will be paid for a performance year, and any such bonus is not earned or vested until the date the bonus is paid. The guidelines also provide that any bonus awarded with respect to a performance year will be paid during the period commencing on the January 1 immediately following the performance year and ending on the March 15 immediately following the performance year.

        The following discusses annual cash compensation with respect to the specified named executive officers.

President and CEO

        The Compensation Committee evaluates the performance of the President and CEO of TDS in light of the annual and ongoing objectives for TDS and for its primary business units and the attainment of those objectives, and sets the elements of compensation for the President and CEO based on such performance evaluation and compensation principles.

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, additional facts and circumstances that the Compensation Committee considers in determining the annual cash compensation of LeRoy T. Carlson, Jr., the President and CEO (whom we refer to as "CEO" in this discussion), include the following: the responsibilities of the CEO; the period of time that the CEO has held this position and served with TDS; the Compensation Committee's view of the CEO's contribution to the growth and development of TDS during that time; the fact that TDS is a holding company that includes two primary subsidiaries, TDS Telecom and U.S. Cellular; the fact that the

CEO is the Chairman of each of such subsidiaries; the prior year's performance of TDS Telecom, as discussed above, and U.S. Cellular (as discussed in the U.S. Cellular proxy statement); the overall performance of TDS, as discussed above; the relationship of the performance of TDS and/or its business units to the determination of the CEO's annual cash compensation, as discussed below; the personal objectives of the CEO for the preceding year, as discussed below; whether there has been any restatement of financial statements and the nature of the restatement; the annual cash compensation of the other named executive officers, including the salary increase and bonus granted to each of such other officers, as discussed below; and the fact that the President and CEO has a substantial beneficial interest in TDS, as described below under "Security Ownership of Management", and will benefit together with other shareholders based on the performance of TDS.

        With respect to the CEO, the Compensation Committee considers the overall performance of TDS based on the weighted average performance of TDS Telecom and U.S. Cellular, as discussed above. No minimum level of performance is established for overall TDS performance. Instead, the Compensation Committee considers overall TDS performance after the fact but without any predetermined threshold performance level. As noted above, the adjusted overall percentage achievement of performance targets with respect to 2007 was approximately 96% for TDS Telecom. As discussed in the U.S. Cellular proxy statement, the adjusted overall percentage achievement of performance targets with respect to 2007 was approximately 107% for U.S. Cellular. As discussed above, the weighted average performance of these business units was approximately 104.25%.

        In addition, the CEO had the following personal objectives with respect to 2007: (i) achieve the 2007 enterprise budget; (ii) work with TDS Telecom and U.S. Cellular to assure that they have sound strategies for continued profitable growth; (iii) remediate all accounting control material weaknesses and significant deficiencies, fully staff accounting and control functions enterprise-wide, and file all financial statements on time and without further restatements; (iv) avoid any tax deconsolidation between TDS and U.S. Cellular; (v) work with TDS Telecom to solidify its clustering strategy and begin implementation; (vi) review the cost of capital for each business segment and TDS as a whole to ensure appropriate ROC targets for operations, corporate development, business cases and other projects; (vii) work with U.S. Cellular to develop appropriate spectrum objectives, valuations and budgets to enable successful participation in the 700 MHz spectrum auction and influence governmental spectrum policy to assure opportunities to obtain needed spectrum on favorable terms; (viii) maximize the value of share ownership positions, to include consideration of approaches that could defer and/or reduce paying substantial taxes when variable prepaid forward contracts expire in 2007 and 2008; (ix) in cooperation with the business units, document a high-level data strategy and architecture for financial and customer information; (x) complete identification of most important enterprise-wide risks and address them through improved risk management processes; (xi) negotiate updated TDS and U.S. Cellular bank revolvers to improve current terms; (xii) achieve at least one credit rating upgrade; (xiii) support U.S. Cellular negotiations with equipment vendors to renew its master supply agreements on attractive terms; and (xiv) find additional ways to manage growth in employee benefit costs while delivering high quality benefits.

        The Compensation Committee did not perform an individual assessment and analysis of each of the foregoing objectives. Each of the members of the Compensation Committee is a member of the TDS Board of Directors, and participates in regular and special Board meetings where TDS' objectives and progress relating thereto are presented, considered and discussed. Based on such participation, the Compensation Committee believes that the CEO's overall individual performance exceeded expectations. The following provides additional information with respect to the achievement of the CEO's personal objectives for 2007.

        TDS' overall company performance was approximately 104.25% of target, as discussed above. The CEO worked with TDS Telecom and U.S. Cellular relating to growth strategies, corporate development plans and has been implementing the company's strategic plan. TDS made progress in remediating material weaknesses and significant deficiencies, all accounting and control positions identified as "critical" were filled during 2007 and, since the restatements were completed in the second quarter of 2007, all subsequent financial statements were filed on time and no further restatements were required. U.S. Cellular continues to be consolidated for taxes as a result of stock repurchases during the year. TDS worked with TDS Telecom to solidify its clustering strategy and began implementation. The cost of capital was determined for each line of business and a policy was instituted which specifies the hurdle rate to be used by each business unit for each type of project. TDS worked with U.S. Cellular to develop appropriate spectrum objectives, valuations, and budgets and to participate with a partner in the 700 MHz spectrum auction, and achieved partial success in influencing governmental spectrum policy in a favorable way. TDS took action to maximize the value of variable prepaid forward contracts although tax consequences were not deferred when such contracts expired. TDS began to document a high-level data strategy and architecture for financial and customer information. Each of the credit rating agencies improved their credit reports with respect to TDS. A risk management identification process was developed for the business units and TDS Corporate. Action to update the bank revolvers was delayed to 2008, and again to 2009, due to poor credit market conditions and other factors. U.S. Cellular renewed certain of its equipment master supply agreements on attractive terms. TDS maintained control over employee benefit costs while retaining high quality benefits.

        The base salary of Mr. Carlson was $1,193,000 for 2007. On March 4, 2008, this was increased to $1,275,000 for 2008, representing an increase of approximately 6.9%. The range considered in approving Mr. Carlson's base salary for 2008 was approximately $1,045,000 to $1,225,000. This range was based on a survey from TDS' compensation consultant, Towers Perrin, and represented the 50th to 75th percentiles, respectively, of a population of comparable base salaries. See "Benchmarking" above.

        On March 4, 2008, the Compensation Committee also approved a bonus of $950,000 for Mr. Carlson with respect to 2007 performance, which was paid in 2008. In comparison, Mr. Carlson earned a bonus of $800,000 with respect to 2006 which was paid in 2007. Mr. Carlson's target bonus percentage with respect to the 2007 bonus earned and paid in 2008 was 75% of his 2007 base salary of $1,193,000, or $894,800. Mr. Carlson's bonus of $950,000 was approximately 106% of his target. This reflects the overall company performance of approximately 104.25% and the Compensation Committee's high assessment of Mr. Carlson's personal achievements and performance as discussed above.

        When the bonus amount is added to the salary that was approved for Mr. Carlson for 2008, his total cash compensation in 2008 was $2,225,000. The range considered in approving the CEO's total cash compensation for 2008 was approximately $2,315,000 to $3,140,000. This range was based on a survey from TDS' compensation consultant, Towers Perrin, and represented the 50th to 75th percentiles, respectively, of a population of comparable executives' total cash compensation. Mr. Carlson's total cash compensation was slightly below the 50th percentile of this range. In approving this compensation, the Compensation Committee considered TDS' adjusted overall performance of 104.25% and its assessment of Mr. Carlson's performance in 2007, as discussed above.

        For disclosure purposes, the base salary of Mr. Carlson for 2009 was not increased from 2008, and will remain at $1,275,000, the same as the 2008 base salary. Also for disclosure purposes, in 2009, the Compensation Committee approved a bonus of $655,000 for Mr. Carlson with respect to 2008 performance, which was paid in 2009. This was approved in a manner similar to the approval of the 2008 base salary and bonus as described above, including consideration of analyses and input from Compensation Strategies. These amounts and analysis thereof will be reported in the Summary Compensation Table in next year's proxy statement.

Other Executive Officers

        With respect to the officers identified in the Summary Compensation Table other than the CEO, the Compensation Committee considers the CEO's evaluation of the performance of such executive officers and sets the annual base and bonus compensation levels for such executive officers based on such performance evaluations and the compensation principles described above. In addition to the general factors described above, the compensation elements of certain officers are based on their specific responsibilities.

  Executive Vice President and Chief Financial Officer

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, additional facts and circumstances that the CEO and Compensation Committee consider in determining the annual cash compensation of the Executive Vice President and Chief

Financial Officer (whom we refer to as "CFO" in this discussion) are as follows: the responsibilities of the CFO; the period of time that the CFO has held this position and served with TDS; the Compensation Committee's subjective view of the CFO's contributions to TDS during that time; the CFO's relationship with management and personnel of U.S. Cellular and TDS Telecom; whether there has been any restatement of financial statements and the nature of the restatement; progress in improving internal controls and remediating material weaknesses; and the CEO's assessment of achievement of personal objectives of the CFO for the preceding year, as discussed below.

        Mr. Meyers' cash compensation in 2008 consisted of (i) his base salary as an officer of TDS in 2008 and (ii) the bonus paid to and earned by Mr. Meyers under the guidelines and procedures described above. Mr. Meyers' base salary as TDS' CFO for 2008 was established and approved by the Compensation Committee based on the recommendation of the CEO considering a range based on a survey from TDS' compensation consultant, Towers Perrin, of a population of comparable base salaries, as discussed above under "Benchmarking."

        The base salary of Mr. Meyers for 2007 was $550,000. On March 4, 2008, this was increased to $595,000 for 2008, representing an increase of approximately 8.2%. The range considered in approving Mr. Meyers' base salary for 2008 was approximately $510,000 to $600,000. This range was based on a survey from TDS' compensation consultant, Towers Perrin, and represented the 50th to 75th percentiles, respectively, of a population of comparable base salaries. See "Benchmarking" above.

        Mr. Meyers received a bonus of $356,000 with respect to 2007 performance, which was earned and paid in 2008. Mr. Meyers' target bonus was 50% of his 2007 base salary of $550,000, or $275,000, of which 30% is for company performance and 70% is for individual performance. As described above, TDS' adjusted performance was 104.25% of target. Mr. Meyers' bonus of $356,000 represents a bonus of 104.25% of his target bonus for company performance and 140% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the CEO, reflecting the fact that Mr. Meyers' performance exceeded expectations, as discussed below.

        With respect to the CFO, the Compensation Committee considers the CEO's assessment of personal achievements of the CFO. Mr. Meyers became the CFO on January 1, 2007. Mr. Meyers was promoted to this position to succeed the former CFO with general directions to overhaul the accounting and finance functions of TDS and business units, complete the restatement of financial statements, remediate material weaknesses, file all future financial statements on time and without further restatements, fully staff accounting and control functions enterprise-wide, develop detailed system-wide accounting policies and processes, improve the budget process, and improve relationships and communications with outside auditors, outside counsel, directors, other officers, management, business units, and the business development, corporate strategy and enterprise strategy groups.

        The CEO believes that the CFO's overall individual performance exceeded expectations in 2007. In particular, the following provides additional information with respect to the CFO's achievements in 2007: The restatements were completed in the second quarter of 2007 and all subsequent financial statements were filed on time and no further restatements were required. TDS made excellent progress in remediating material weaknesses and significant deficiencies. All accounting and control positions identified as "critical" were filled during 2007. The CFO successfully moved along the development of detailed system-wide accounting policies and processes. The CFO improved the budget process and improved relationships and communications with outside auditors, outside counsel, directors, other officers, management, business units, and the business development, corporate strategy and enterprise strategy groups.

        For disclosure purposes, the base salary of Mr. Meyers for 2009 was increased to $614,000, representing an increase of approximately 3.2% over the 2008 base salary. Also for disclosure purposes, in 2009, the Compensation Committee approved a bonus of $329,900 for Mr. Meyers with respect to 2008 performance, which was paid in 2009. These amounts and analysis thereof will be reported in the Summary Compensation Table in next year's proxy statement.

  Senior Vice President of Acquisitions and Corporate Development

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, additional facts and circumstances that the CEO considers in his recommendation to the Compensation Committee regarding the annual cash compensation of the Senior Vice President of Acquisitions and Corporate Development (whom we refer to as "SVP-ACD" in this discussion) are as follows: the responsibilities of the SVP-ACD; the period of time that the SVP-ACD has held this position and served with TDS; the Compensation Committee's subjective view of the SVP-ACD's contributions to TDS during that time; the prior year's performance of TDS, as discussed above; the relationship of the performance of TDS to the determination of the SVP-ACD's annual cash compensation, as discussed below; and the CEO's assessment of achievement of personal objectives of such officer for the preceding year, as discussed below.

        Mr. Williamson's base salary was evaluated based on his responsibilities as SVP-ACD, and considering the compensation of officers at comparable companies with similar responsibilities. The range considered in approving Mr. Williamson's base salary for 2008 was approximately $340,000 to $410,000. This range was based on the survey from TDS' compensation consultant, Towers Perrin, and represented the 50th to 75th percentiles, respectively, of a population of comparable base salaries. The base salary approved for Mr. Williamson for 2008 was $565,000, representing a 6.8% increase over his 2007 base salary of $529,000.

        The salary of $565,000 exceeds the median of this range, and exceeds the 75th percentile, for the following reasons: Mr. Williamson has been a vice president and the chief corporate development officer of TDS since 1995. Mr. Williamson has been a senior vice president since 1998. TDS considers its corporate development activities to be key and integral business functions. Mr. Williamson also provides important services with respect to strategic planning for TDS and its business units. Mr. Williamson has consistently exceeded expectations during his lengthy tenure at TDS, including with respect to 2007. As a result, Mr. Williamson's compensation has risen above the median level for his position, and above the 75th percentile, as a consequence of his many years of service and salary increases over such period of time commensurate with his consistently high rating. The CEO and Compensation Committee believe that Mr. Williamson's base salary is at an appropriate level considering the importance of Mr. Williamson's responsibilities and his consistently outstanding performance over a long period of time.

        Mr. Williamson received a bonus of $277,000 with respect to 2007 performance, which was earned and paid in 2008. Mr. Williamson's target bonus percentage with respect to the 2007 bonus earned and paid in 2008 was 35% of his 2007 base salary of $529,000, or $185,200, of which 30% is for company performance and 70% is for individual performance. As described above, TDS' adjusted performance was 104.25% of target. Mr. Williamson's bonus of $277,000 represents a bonus of 104.25% of his target bonus for company performance and 169% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the CEO, reflecting the fact that Mr. Williamson's performance exceeded expectations, as discussed below.

        With respect to the SVP-ACD, the Compensation Committee considers the CEO's assessment of personal achievements of the SVP-ACD. Due to the nature of the SVP-ACD's position and responsibilities, which do not include regular operating or administrative responsibilities, the SVP-ACD's performance is not based on set goals. Instead, the SVP-ACD's performance is evaluated after the fact based on his achievements in corporate development, acquisitions, transactions, evaluations, strategic analysis and advice.

        In particular, with respect to 2007, the following factors were considered: Mr. Williamson successfully led the TDS team relating to the acquisition of spectrum by Barat Wireless in Auction 66 in 2007. Mr. Williamson also led the TDS team relating to preparations for the acquisition of spectrum by King Street Wireless in Auction 73 (which began and was completed in 2008). Mr. Williamson also established a successful relationship with TDS' partner in Barat Wireless and King Street Wireless. Mr. Williamson was successful in entering into and/or closing several transactions in 2007 relating to the acquisition or exchange of spectrum. Mr. Williamson also provided significant advice with respect to various U.S. Cellular and/or TDS Telecom potential transactions or opportunities. Mr. Williamson provided significant contributions relating to corporate and enterprise strategy, provided significant guidance on the allocation of resources, and played a major role relating to strategic long range forecasts and valuations. Mr. Williamson also made presentations and provided informed advice to the TDS and U.S. Cellular Boards of Directors. Mr. Williamson also maintained excellent relationships with TDS and U.S. Cellular directors and officers. As a result of these achievements, as noted above, the CEO believed that Mr. Williamson's performance exceeded expectations.

        For disclosure purposes, the base salary of Mr. Williamson for 2009 was increased to $583,000, representing an increase of approximately 3.2% over the 2008 base salary. Also for disclosure purposes, in 2009, the Compensation Committee approved a bonus of $259,500 for Mr. Williamson with respect to 2008 performance, which was paid in 2009. These amounts and analysis thereof will be reported in the Summary Compensation Table in next year's proxy statement.

  Chairman Emeritus

        The compensation of LeRoy T. Carlson as Chairman Emeritus is based on unique circumstances and is not based on the general approach used for other executive officers. No range was considered in approving Mr. Carlson's base salary or bonus for 2008. The CEO and Compensation Committee do not establish or consider any personal objectives with respect to the Chairman Emeritus. There was no rating of Mr. Carlson's performance. The performance of TDS and/or its business units and divisions is not as significant a consideration in the evaluation of Mr. Carlson's annual cash compensation. Instead, Mr. Carlson's base salary and bonus is evaluated based on his historical and current responsibilities and activities as Chairman Emeritus for TDS. Facts and circumstances that the CEO and Compensation Committee consider in determining the annual cash compensation of the Chairman Emeritus are primarily the fact that Mr. Carlson founded TDS in 1968, and the Compensation Committee's subjective views of the insights, value, experience, inspiration, mentoring and motivational effects that Mr. Carlson continues to bring to TDS and its employees on a current basis. Based on such considerations, the Compensation Committee approved for the Chairman Emeritus a salary for 2008 of $480,000, which was the same as the amount approved in 2007, and a bonus of $202,600 for 2007, compared to a bonus of $200,000 for 2006. Mr. Carlson's target bonus was $200,000, of which 30% is for company performance and 70% is for individual performance. As described above, TDS' adjusted performance was 104.25% of target. Mr. Carlson's bonus of $202,600 represents a bonus of 104.25% of his target bonus for company performance and 100% of his target bonus for individual performance.

        For disclosure purposes, the base salary of Mr. Carlson for 2009 was set at $480,000, the same as the 2008 base salary. Also for disclosure purposes, in 2009, the Compensation Committee approved a 2008 bonus of $165,800 for Mr. Carlson which was paid in 2009. This will be reported in the Summary Compensation Table in next year's proxy statement.

Long-Term Equity Compensation

        The Compensation Committee also determines long-term equity compensation awards for the named executive officers under the TDS 2004 Long-Term Incentive Plan. The Compensation Committee may establish performance measures and restriction periods, and determine the form, amount and timing of each grant of an award, the number of shares of stock subject to an award, the purchase price or base price per share of stock associated with the award, and the time and conditions of exercise or settlement of the award and all other terms and conditions of the award.

        Although the Compensation Committee has the discretion to grant various awards, it generally only grants service-based restricted stock units and service-based options. The restricted stock units generally vest in full (cliff vesting) on December 15 in the second year following the grant, subject to continued employment. Options are exercisable until the tenth anniversary of the date of grant, subject to continued employment. Options granted in 2006 and 2007 became exercisable on December 15 of the year of grant. However, TDS changed its policy beginning in 2008 so that options granted in 2008 become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date. As a result of this change, the FAS 123R expense related to options granted in 2008 will be reflected over a three year period, instead of entirely in the year of grant as was the case in 2007 and 2006. Consequently, the dollar amount of expense recognized for financial statement reporting purposes pursuant to FAS 123R reflected in Column (f), "Option Awards," of the Summary Compensation Table with respect to 2008 is substantially lower in 2008 compared to 2007 and 2006 (except with respect to John E. Rooney, who receives options from U.S. Cellular).

        With respect to long-term compensation, the Vice President—Human Resources prepares for the Compensation Committee an analysis of long-term compensation paid to similar officers of other comparable companies (see Benchmarking above). This information is presented to the committee, which approves the long-term compensation of the named executive officers in part based on such information. The committee also looks at the mix of salary, bonus and long-term incentive compensation, and obtains additional information from Compensation Strategies, as discussed above.

        Long-term compensation decisions for the named executive officers are made by the Compensation Committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options and restricted stock units will generally vest over several years, in order to reflect the goal of relating long-term compensation of the named executive officers to increases in shareholder value over the same period. The President and CEO may recommend to the Compensation Committee long-term compensation in the form of stock option and restricted stock unit grants, stock appreciation rights ("SARs") or otherwise for executive officers other than the President and CEO.

        The performance of TDS is also a factor in determining the number of restricted stock units which will be awarded with respect to the executive officers. The named executive officer receives an award of options and restricted stock units in the current year based on the achievement of certain levels of corporate and individual performance in the immediately preceding year.

        However, as with the annual salary and bonus, the executive officers do not become entitled to any options or restricted stock units as a result of the achievement of any corporate or individual performance levels. The award of options and restricted stock units is entirely discretionary and the named executive officer has no right to any options or awards unless and until they are awarded. As a result, similar to the bonus, the awards with respect to 2007 performance were not earned by the named executive officers until they were approved and awarded in 2008. Accordingly, awards with respect to 2007 performance are included in the Summary Compensation Table below as compensation earned in 2008. All awards are granted in consideration for future service over the vesting period of the award.

        The named executive officers received an award of restricted stock units in 2008 based on the achievement of certain levels of corporate performance in 2007 and received an award of restricted stock units in 2007 and 2006 based on the achievement of certain levels of corporate performance in 2006 and 2005, respectively. Column (e), "Stock Awards," of the Summary Compensation Table includes the dollar amount of expense recognized for financial statement reporting purposes in 2008, 2007 and 2006, respectively.

        The named executive officers also received an award of options in 2008 based on the achievement of certain levels of individual performance in 2007 and received an award of options in 2007 and 2006 based on the achievement of certain levels of individual performance in 2006 and 2005, respectively. Column (f), "Option Awards," of the Summary Compensation Table includes the dollar amount of expense recognized for financial statement reporting purposes with respect to 2008, 2007 and 2006, respectively.

        In 2008, stock option awards represent a performance award based on an assessment of the individual's performance for the prior year. The restricted stock unit awards are based on TDS or business unit performance. For awards granted in 2008 based on 2007 performance, the percentages of the total target long-term incentive value are 65% for performance stock options and 35% for restricted stock units. The total target long-term incentive value is determined primarily by multiplying the officer's salary by a multiple. The amount of this multiple is determined by the officer's title and job responsibilities and the benchmarking data from Towers Perrin. See "Benchmarking".

        The value used for stock options and restricted stock units was determined by Towers Perrin using a binomial methodology based on the stock price for TDS Special Common Shares of $44.10 on June 30, 2008. The values calculated by Towers Perrin were $12.18 per TDS stock option and $38.14 per TDS restricted stock unit.

        As an example, the following provides information on how the foregoing was used to calculate the options and restricted stock units for the CEO in 2008, and then describes how awards to other named executive officers were determined.

        On August 26, 2008, the Compensation Committee awarded the President and CEO stock options to acquire 226,425 TDS Special Common Shares based on 2007 performance. The TDS options granted on August 26, 2008 have an exercise price of $35.35 per share, which was the closing price of a TDS Special Common Share on August 26, 2008, become exercisable with respect to one third of the shares subject to option on each of the first, second and third anniversaries of the date of grant and are exercisable until August 26, 2018.

        On August 26, 2008, the Compensation Committee also awarded the President and CEO restricted stock units with respect to 32,735 TDS Special Common Shares based on 2007 performance. The TDS restricted stock units will become vested on December 15, 2010.

        As noted above, the 2007 base salary of the CEO was $1,193,000. The multiple used for the CEO was 2.87. This multiple used by the Compensation Committee was based on the information from Towers Perrin for CEOs of the companies included in the benchmarking data. The 50th percentile of this multiple for CEOs of such companies was 3.83. The multiple used by the Compensation Committee was 75% of the 50th percentile. This reduction of the median by 25% is intended to be more conservative than the benchmarking data. This adjustment is a matter of judgment and discretion; there is no formal methodology used to determine the amount of this adjustment to the benchmarking data.

        The total target long-term incentive value for the CEO using the above formula was $3,424,000, determined by multiplying $1,193,000 by 2.87.

        Using this amount, the target allocation for each component of long-term compensation was determined by using the percentages identified above, as follows:

Grant Type	Percentage of Target Value	Amount
Stock Options	65%	$2,225,600
Restricted Stock Units	35%	$1,198,400

Total	100%	$3,424,000

        Dividing the foregoing values by $12.18 per TDS stock option and $38.14 per TDS restricted stock unit results in the following calculation of the target options and restricted stock units. The following compares this target amount to the amounts granted by the Compensation Committee in 2008 to the CEO:

Grant Type	Target Value	Target Grant	Actual Grant
Stock Options	$2,225,600	182,600	226,425
Restricted Stock Units	$1,198,400	31,400	32,735

Total	$3,424,000	n/a	n/a

        The Compensation Committee granted approximately 124% of the target of stock options based on its view that the CEO had exceeded his personal objectives, identified above. With respect to the restricted stock unit amounts, the actual grant is 104.25% of the target grant based on TDS' overall performance as discussed above.

        The following options and restricted stock units with respect to TDS Special Common Shares were granted to the other named executive officers in 2008:

Name	Number of Shares Underlying Stock Options	Number of Shares Underlying Restricted Stock Units
Kenneth R. Meyers	93,000	13,448
Scott H. Williamson	68,500	9,904
LeRoy T. Carlson	41,500	7,715

        The following summarizes the information described above for the CEO and provides comparable information with respect to option and restricted stock unit grants for the CFO, SVP-ACD and Chairman Emeritus in 2008.

		Formula	CEO	CFO	SVP-ACD	Chairman Emeritus
a	2007 Salary		$1,193,000	$550,000	$529,000	$480,000
	50th Percentile Multiple		3.83	3.41	2.60	2.24
b	Actual Multiple used—75% of 50th Percentile Multiple		2.87	2.56	1.95	1.68
c	Long-Term Incentive Target Value	a × b	$3,424,000	$1,408,000	$1,032,000	$806,000
d	Options Target	c × 65%/$12.18	182,600	75,100	55,000	43,000
e	Approx. Individual Performance %		124%	124%	124%	97%
f	Options Granted	d × e	226,425	93,000	68,500	41,500
g	Target RSUs	c × 35%/$38.14	31,400	12,900	9,500	7,400
h	Company Performance %		104.25%	104.25%	104.25%	104.25%
	RSUs Granted	g × h	32,735	13,448	9,904	7,715

        The Individual Performance percentage in the above table is based on each officer's individual performance assessment. The individual performance percentage for the CEO was approximately 124% based on the Compensation Committee's view that the CEO had exceeded expectations in 2007. Similarly, the Individual Performance percentage for each of the CFO and SVP-ACD was approximately 124% based on the CEO's evaluation and recommendation to the Compensation Committee that the CFO and SVP-ACD had exceeded expectations in 2007. With respect to the Chairman Emeritus, the Individual Performance percentage was approximately 97%. This percentage was below 100% as a result of the reduced scope, responsibilities and authority of LeRoy T. Carlson in his capacity as Chairman Emeritus, rather than based on performance.

        The Company/Business Unit Performance percentage represents the overall performance of TDS, as discussed under "Company Performance" above. As noted therein, the overall company performance for TDS was approximately 104.25%. Accordingly, each of the identified executive officers received 104.25% of his target restricted stock units.

Analysis of Compensation

        The following table identifies the percentage of each element of total compensation of each of the named executive officers other than John E. Rooney based on the Summary Compensation Table for 2008:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	LeRoy T. Carlson
Salary	32.6%	34.5%	42.4%	34.9%
Bonus	24.3%	20.7%	20.8%	14.7%
Stock Awards	30.1%	23.5%	21.8%	21.1%
Stock Options	11.0%	17.4%	9.7%	26.5%
Other	2.0%	3.9%	5.3%	2.8%

	100.0%	100.0%	100.0%	100.0%

        The above percentages reflect the effects of SEC and accounting rules in computing total compensation, as discussed below.

        TDS does not consider the technicalities of when and how accounting expense is recorded under Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payments (which we refer to as "FAS 123R") as relevant in its executive compensation decisions. Accordingly, the following table reconciles the compensation expense reported in the Summary Compensation Table using the

FAS 123R expense of the awards to the amount of compensation that would be reported using the grant date values of awards instead for 2008 for officers other than John E. Rooney.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	LeRoy T. Carlson
Total per Summary Compensation Table	$3,913,510	$1,724,904	$1,334,824	$1,374,785
Less FAS 123R Expense for Stock Awards	(1,178,546)	(404,861)	(291,176)	(290,196)
Less FAS 123R Expense for Options	(428,519)	(299,611)	(129,638)	(364,384)

Total FAS 123R Expense for all Awards	(1,607,065)	(704,472)	(420,814)	(654,580)
Add Grant Date Value of Awards from Grants of Plan-Based Awards Table	3,196,425	1,320,587	956,258	695,863

Total Compensation using Grant Date Values	$5,502,870	$2,341,019	$1,870,268	$1,416,068

        For comparison purposes, the following shows the total compensation for 2007 calculated on a comparable basis:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	LeRoy T. Carlson
2007 Total Compensation using Grant Date Values	$5,712,654	$2,108,220	$2,014,313	$1,589,192

        The large difference between the FAS 123R expense and the grant date value (except with respect to LeRoy T. Carlson) is due to the fact that the expense is being recognized over a three year period, instead of entirely in the year of grant. If an award ultimately vests in full, the amount cumulatively recognized as FAS 123R expense over a period of years should approximate 100% of the grant date fair value of the equity award. In accordance with FAS 123R, TDS recognized expense in 2008 with respect to 100% of the grant-date value of restricted stock unit awards granted in 2008 to LeRoy T. Carlson because he was 66 years or older and eligible for retirement.

        As indicated above, if compensation is instead calculated using the grant date value of awards, rather than the FAS 123R expense of awards, LeRoy T. Carlson, Jr.'s total compensation for 2008 would have been $5,502,870 and the total compensation for the other named executive officers, excluding John E. Rooney, for 2008 would have ranged from a high of $2,341,019 to a low of $1,416,068. Using this approach, Mr. Carlson's total compensation for 2008 is approximately 2.4 times the total compensation for 2008 of the next highest compensated named executive officer, other than John E. Rooney. When compared to the total compensation for 2008 using grant date values of John E. Rooney of $4,146,169, as disclosed in the U.S. Cellular proxy statement, Mr. Carlson's total compensation is approximately 1.3 times the total compensation for 2008 of the next highest compensated named executive officer.

        This disparity between the compensation of the President and CEO and the other named executive officers, and the disparities in compensation among the other named executive officers, can be explained by differences in TDS' policies or decision-making regarding executive compensation. As noted herein, TDS' overall compensation objectives are to (i) support TDS' overall business strategy and objectives; (ii) attract and retain high quality management; (iii) link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and (iv) provide competitive compensation opportunities consistent with the financial performance of TDS.

        Also as noted herein, TDS determines the amount of compensation to pay or provide to each named executive officer considering compensation practices of peers and other companies with similar characteristics, in order to support TDS' overall business strategy and objectives. As noted herein, TDS recognizes that it must compensate its executive officers in a competitive manner comparable to other similar companies in order to attract and retain high quality management, attain or exceed business objectives and targeted financial performance and increase shareholder value.

        Considering the foregoing, TDS recognizes that it needs to and believes that it should compensate the President and CEO at a level that considers the compensation of presidents and CEOs of similar companies, which compensation is higher than the compensation of other named executive officers of such companies. TDS believes that this is necessary to attract and retain a highly qualified person to serve as President and CEO and to compete successfully against other companies. A level of compensation similar to that paid to the President and CEO is not necessary to attract and retain, and therefore is not appropriate for, the other named executive officers. However, TDS recognizes that it needs to and believes that it should compensate the other named executive officers at levels that reflect the compensation of similarly situated positions at similar companies in order to attract and retain high quality persons for such positions at TDS.

        In addition, other factors have an impact on the amount of compensation of each particular officer, as discussed in detail above. For instance, an officer who exceeds expectations would generally have a higher relative level of compensation for his particular function than an officer that did not exceed expectations, all other things being equal. Further discussion of the basis for compensation levels of the individual officers based on TDS' performance, the executive's contribution to such performance, and the executive's individual performance is set forth elsewhere in this Compensation Discussion and Analysis.

        The Compensation Committee believes that the elements of compensation and total compensation of the above named executive officers of TDS were set at an appropriate level considering the foregoing principles.

        John E. Rooney's annual compensation is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular, and long-term compensation for John E. Rooney is approved by the stock option compensation committee of U.S. Cellular, as described in the 2009 proxy statement of U.S. Cellular.

Other Benefits and Plans Available to Identified Officers

        The identified officers participate in certain benefits and plans, as described below.

        As noted herein, TDS' overall compensation objectives for executive officers of TDS are to (i) support TDS' overall business strategy and objectives; (ii) attract and retain high quality management; (iii) link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and (iv) provide competitive compensation opportunities consistent with the financial performance of TDS.

        To achieve these objectives, the Compensation Committee believes that the named executive officers must be offered a competitive compensation package, including benefits and plans. TDS' compensation packages are designed to compete with other companies for talented employees. TDS' benefits and plans are part of this package and are also designed to enable TDS to attract and retain eligible employees, including the named executive officers. Thus, the benefits and plans fit into TDS' overall compensation objectives primarily by helping TDS achieve the second objective of TDS' overall compensation objectives, which is to attract and retain high quality management. Benefits and plans are an important part of the mix of compensation used to attract and retain management, but do not otherwise significantly affect decisions relating to other elements of annual or long-term compensation, which are provided consistent with the above compensation objectives, including to support TDS' overall business strategy and objectives, link individual compensation with TDS goals and objectives and provide competitive compensation opportunities consistent with the financial performance of TDS, as well as attract and retain high quality management.

Deferred Salary and Bonus

        Deferred Salary.    The identified officers are permitted to defer salary pursuant to deferred salary compensation agreements. The entire amount of the salary earned is reported in the Summary Compensation Table in column (c) under "Salary," whether or not deferred. Pursuant to the agreement, the officer's deferred compensation account is credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary deferred as an employee of U.S. Cellular, plus 1.25 percentage points, until the deferred compensation amount is paid to such person. As required by SEC rules, column (h) in the Summary Compensation Table includes any portion of such interest that exceeded 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code), at the time each monthly interest rate is set. The deferred compensation account of an officer employed by TDS is paid six months following the officer's separation from service in the form elected by the officer. The deferred compensation account of an officer employed by U.S. Cellular is paid at the time and in the form elected by the officer.

        Mr. Meyers and Mr. Rooney are parties to executive deferred compensation agreements, pursuant to which they have deferred a specified portion of their salaries. The executive is always 100% vested in all salary amounts that have been deferred and any interest credited with respect thereto. Accordingly, the executive is entitled to 100% of the amount deferred and all earnings thereon upon any termination. Such amounts are reported below in the Nonqualified Deferred Compensation table and, because there would not be any increased benefit or accelerated vesting in the event of any termination or change in control, are not included in the below table of Potential Payments upon Termination or Change in Control.

        Deferred Bonus.    The identified officers are also permitted to defer bonus pursuant to deferred bonus compensation agreements under the applicable long-term incentive plan. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," whether or not deferred. Deferred bonus will be deemed invested in phantom TDS Special Common Shares under the TDS 2004 Long-Term Incentive Plan and in phantom USM Common Shares under the U.S. Cellular 2005 Long-Term Incentive Plan, as discussed below. The named executive officers employed by TDS receive a distribution of the deferred compensation account at the earlier of the date elected by the officer and the seventh calendar month following the calendar month of the officer's separation from service. The named executive officers employed by USCC receive a distribution of the deferred compensation account at the date elected by the officer.

        LeRoy T. Carlson, Jr., Kenneth R. Meyers, John E. Rooney and LeRoy T. Carlson are parties to executive deferred compensation agreements, pursuant to which they have deferred a specified portion of their bonuses. The executive is always 100% vested in all bonus amounts that have been deferred and any dividends credited with respect thereto. Such amounts are reported below in the Nonqualified Deferred Compensation table and, because there would not be any increased benefit or accelerated vesting in the event of any termination or change in control, are not included in the below table of Potential Payments upon Termination or Change in Control.

TDS 2004 Long-Term Incentive Plan

        Long-term compensation awards under the TDS 2004 Long-Term Incentive Plan were discussed above in this Compensation Discussion and Analysis. The following provides certain additional information relating to deferred bonus, restricted stock units and stock options.

        Under the TDS 2004 Long-Term Incentive Plan, executives may elect to defer receipt of all or a portion of their annual bonuses and to receive stock unit matches on the amount deferred up to $400,000. Deferred compensation will be deemed invested in phantom TDS Special Common Shares. TDS match amounts will depend on the amount of annual bonus that is deferred into stock units. Participants receive (i) a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and (ii) a 33% match for amounts that exceed 50% of their total annual bonus. The matched stock units vest ratably at a rate of one-third per year over three years. Column (e), "Stock Awards," of the Summary Compensation Table below includes the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. Vested stock units are credited with dividends. The Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, since they are not earned at a rate higher than dividends on TDS' common stock.

        Restricted stock units may be granted under the TDS 2004 Long-Term Incentive Plan. Column (e), "Stock Awards," of the Summary Compensation Table includes the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued.

        Stock options may be granted under the TDS 2004 Long-Term Incentive Plan. Column (f), "Option Awards," of the Summary Compensation Table includes the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. Dividends are not earned with respect to shares that underlie options unless and until such options are exercised and the shares are issued.

        The TDS 2004 Long-Term Incentive Plan and related stock option, restricted stock unit award and deferred bonus agreements provide various rights upon termination and/or change in control, as summarized below.

        Stock Options.    The TDS option agreements with named executive officers provide as follows:

        Disability.    If the officer ceases to be employed by reason of Disability (a total physical disability which prevents the substantial performance of employment duties for a continuous period of at least six months), the option will be exercisable only to the extent it is exercisable on the effective date of the officer's termination of employment or service, and after such date may be exercised by the option holder for a period of 12 months after the effective date of the holder's termination of employment or service or until the expiration date of the option, whichever period is shorter.

        Retirement.    If the officer ceases to be employed by reason of Retirement (termination of employment on or after the officer's attainment of age 65 that does not satisfy the definition of "Special Retirement", as set forth below), the option will be exercisable only to the extent it is exercisable on the effective date of the officer's Retirement, and after such date may be exercised by the holder for a period of 90 days after the effective date of the Retirement or until the option's expiration date, whichever period is shorter. However, effective for options granted in 2008, the option will become 100% exercisable if at the time of termination, the officer has attained age 66 and the termination occurs subsequent to the year of grant.

        Special Retirement.    If the officer ceases to be employed by reason of Special Retirement, (termination of employment on or after the later of reaching age 62 and the officer's early retirement date or normal retirement date under the TDS Pension Plan), the option will be exercisable only to the extent it is exercisable on the effective date of the Special Retirement, and after such date may be exercised by the holder for a period of 12 months after the effective date of the Special Retirement or until the option's expiration date, whichever period is shorter. However, effective for options granted in 2008, the option will become 100% exercisable if at the time of termination, the officer has attained age 66 and the termination occurs subsequent to the year of grant.

        Resignation with Prior Consent of the Board.    If the officer ceases to be employed by reason of the officer's resignation of employment or service at any age with the prior consent of the board of directors of TDS, the option will be exercisable only to the extent it is exercisable on the effective date of the holder's resignation, and after such date may be exercised by the holder (or the holder's legal representative) for a period of 90 days after such effective date or until the option's expiration date, whichever period is shorter.

        Death.    If the officer ceases to be employed by reason of death, the option will be exercisable only to the extent it is exercisable on the date of death, and after the date of death may be exercised by the beneficiary or beneficiaries duly designated by the deceased officer, for a period of 180 days after the date of death or until the option's expiration date, whichever period is shorter. However, effective for awards granted in 2008, the option will be exercisable by the beneficiary or beneficiaries for a period of 180 days after the date of death.

        Other Termination of Employment or Service.    If the officer ceases to be employed for any reason other than Disability, Retirement, Special Retirement, resignation of employment or service with the prior consent of the board of directors of TDS or death, the option will be exercisable only to the extent it is exercisable on the effective date of the holder's termination of employment or service, and after such date may be exercised by the holder (or the holder's legal representative) for a period of 30 days after the effective date of the holder's termination of employment or until the option's expiration date, whichever period is shorter.

        Extension of Option Exercise Period.    The option exercise period may be extended 30 days beyond the end of a blackout period or legally-required plan suspension in the event that the option would otherwise expire during a blackout period or legally-required plan suspension.

        Restricted Stock Unit Awards.    The TDS restricted stock unit agreements with named executive officers provide as follows:

        Disability or Death.    If the officer separates from service prior to vesting by reason of Disability or death, the restricted stock unit award will vest upon such separation from service. The shares subject to the restricted stock unit award will be issued in the seventh calendar month following the calendar month during which the officer separates from service, or in the case of death, within sixty days following the officer's death.

        Retirement at or after Attainment of Age 66.    If the officer separates from service after the calendar year in which the restricted stock unit award was granted but prior to vesting, by reason of retirement at or after attainment of age 66, the restricted stock unit will vest upon such separation from service. The shares subject to the restricted stock unit award will be issued in the seventh calendar month following the calendar month during which the officer separates from service. If the officer separates from service during the calendar year in which the restricted stock unit award was granted or by reason of retirement prior to the attainment of age 66, the restricted stock unit will be forfeited.

        Other Separation from Service.    If the officer separates from service prior to vesting for any reason other than Disability, death or retirement at or after attainment of age 66, the restricted stock unit award will be forfeited.

        Employer Match Awards.    If the officer separates from service with TDS or its affiliates by reason of Disability or death, all employer match awards credited to the officer's deferred compensation account shall become nonforfeitable upon such separation from service to the extent such awards had not been forfeited previously. If the officer separates from service with TDS or its affiliates for any other reason, any unvested employer match awards will be forfeited. In addition, all match awards will become fully vested upon a Change in Control.

        Forfeiture of Award Upon Competition with or Misappropriation of Confidential Information of TDS or its Affiliates.    If a recipient of an award enters into competition with, or misappropriates confidential information of, TDS or any affiliate thereof, then all awards granted to the recipient shall terminate and be forfeited.

  Change in Control.

        Notwithstanding any provision in the TDS 2004 Long-Term Incentive Plan or any agreement, in the event of a Change in Control:

  •
  any outstanding restricted stock award shall become nonforfeitable and the restriction period applicable to the award shall lapse;

  •
  any outstanding RSU award shall become nonforfeitable, and to the extent permissible under section 409A of the Internal Revenue Code, the restriction period applicable to the award shall lapse;

  •
  any outstanding performance share award shall become nonforfeitable, and to the extent permissible under section 409A of the Internal Revenue Code, the performance period applicable to the award shall lapse;

  •
  any performance measures applicable to any outstanding performance share award, restricted stock award or RSU award shall be deemed to be satisfied at the target level;

  •
  all outstanding options and SARs shall become immediately exercisable in full; and

  •
  all amounts in a deferred compensation account shall become nonforfeitable.

        The foregoing outlines the effect of a Change in Control relating to all potential awards available under the TDS 2004 Long-Term Incentive Plan. However, TDS currently only has outstanding RSUs, options and phantom stock units related to deferred compensation accounts.

        The definition of Change in Control is set forth in Section 8.9(b) of TDS' 2004 Long-Term Incentive Plan. The 2004 Long-Term Incentive Plan was filed with the SEC as Exhibit 10.1 to TDS' Current Report on Form 8-K dated April 11, 2005, and amendments to TDS' 2004 Long-Term Incentive Plan were filed with the SEC as Exhibits to TDS' Current Reports on Form 8-K dated December 10, 2007 and December 22, 2008.

        Because certain termination events and/or a Change in Control would result in the acceleration of vesting of options, restricted stock units and bonus match units, the effects of such accelerated vesting in such event are included in the below table of Potential Payments upon Termination or Change in Control.

U.S. Cellular 2005 Long-Term Incentive Plan

        John E. Rooney does not participate in the TDS 2004 Long-Term Incentive Plan. Instead, he participates in the U.S. Cellular 2005 Long-Term Incentive Plan. For further information, see the U.S. Cellular proxy statement for its 2009 annual meeting of shareholders. However, all of John E. Rooney's awards granted under the U.S. Cellular 2005 Long-Term Incentive Plan prior to 2009, other than bonus match awards, have vested pursuant to an agreement between Mr. Rooney and U.S. Cellular. See footnote (3) to the below Table of Potential Payments upon Termination or Change in Control.

        Because certain termination events and/or a change in control would result in the acceleration of vesting of Mr. Rooney's U.S. Cellular bonus match units, such accelerated vesting in such event is included in the below table of Potential Payments upon Termination or Change in Control. The vesting of his bonus match units will be accelerated in the event of a qualified disability, qualified retirement or death and may be accelerated by the U.S. Cellular board of directors in the event of a Change in Control as defined by the U.S. Cellular 2005 Long-Term Incentive Plan.

SERP

        Each of the identified officers participates in a supplemental executive retirement plan or SERP, which is a non-qualified defined contribution plan. The SERP does not provide substantial benefits and is intended to replace the benefits which cannot be provided under the TDS Pension Plan as a result of tax law limitations on the amount and types of annual employee compensation which can be taken into account under a tax qualified pension plan. The SERP is unfunded. The amount of the contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. Participants are credited with interest on balances of the SERP. Pursuant to SEC rules, column (h) of the Summary Compensation Table includes any portion of interest earned under the SERP to the extent the rate exceeds 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code), at the time the rate is set.

        A participant is entitled to distribution of his entire account balance under the SERP if the participant has a separation from service without cause, after either (a) his or her attainment of age 65; or (b) his or her completion of at least ten years of service. If a participant has a separation from service under circumstances other than those set forth in the preceding sentence, without cause, the participant will be entitled to distribution of 10% of his or her account balance for each year of service up to ten years. Upon a separation from service under circumstances that permit payments under the SERP, the participant will be paid his or her account balance in one of the following forms as elected by the participant prior to the first day of the first plan year for which the participant commences participation in the SERP: (a) a single lump sum or (b) annual installments over a period of 5, 10, 15, 20 or 25 years. The SERP does not include any provision that would increase benefits or accelerate amounts upon any termination or change in control and, accordingly, no amount is included in the below table of Potential Payments upon Termination or Change in Control. The balance of the SERP as of December 31, 2008 for each named executive officer is set forth below in the "Nonqualified Deferred Compensation" Table.

Perquisites

        TDS does not provide any significant perquisites to its officers. In addition, TDS has no formal plan, policy or procedure pursuant to which executive officers are entitled to any perquisites following termination or change in control. However, in connection with any termination, TDS may enter into a retirement, severance or similar agreement that may provide for certain limited perquisites. Perquisites and personal benefits represent a relatively insignificant portion of the named executive officers' total compensation. Accordingly, they do not materially influence the Compensation Committee's consideration in setting compensation.

Other Generally Applicable Benefits and Plans

Employee Stock Purchase Plans

        TDS sponsors an Employee Stock Purchase Plan that permits eligible employees of TDS and its subsidiaries, including U.S. Cellular, to purchase a limited number of TDS Special Common Shares on a quarterly basis. The per share cost to each participant is 85% of the market value of the Special Common Shares as of the quarterly purchase date. Pursuant to SEC rules, the Summary Compensation Table does not include the discount amount because such discount is available generally to all salaried employees of TDS.

        U.S. Cellular also sponsors an Employee Stock Purchase Plan that permits eligible employees of U.S. Cellular and its subsidiaries to purchase a limited number of U.S. Cellular Common Shares on a quarterly basis. The per share cost to each participant is 85% of the market value of the Common Shares as of the quarterly purchase date. Pursuant to SEC rules, the Summary Compensation Table does not include the discount amount because such discount is available generally to all salaried employees of U.S. Cellular.

        Under the TDS and U.S. Cellular Employee Stock Purchase Plans, all shares purchased are distributed quarterly and no shares are retained for distribution upon retirement or otherwise. These plans do not discriminate in scope, terms, or operation in favor of executive officers and are available generally to all employees of TDS or U.S. Cellular, as applicable, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Tax-Deferred Savings Plan

        TDS sponsors the Tax-Deferred Savings Plan (TDSP), a qualified defined contribution plan pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code. This plan is available to employees of TDS and its subsidiaries, including U.S. Cellular. Employees contribute amounts and TDS makes matching contributions in part. TDS and participating employers make matching contributions to the plan in cash equal to 100% of an employee's contributions up to the first 3% and 40% of an employee's contributions up to the next 2% of such employee's compensation. Participating employees have the option of investing their contributions and TDS' contributions in a TDS Common Share fund, a TDS Special Common Share fund, a U.S. Cellular Common Share fund or certain unaffiliated funds. The amount of the contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. SEC rules do not require the Summary Compensation Table to include earnings or other amounts with respect to tax-qualified defined contribution plans.

        Under the TDS Tax-Deferred Savings Plan, vesting is not accelerated upon a Change in Control or other termination event. The vested portion of an employee's account becomes payable following the employee's termination of employment as (a) a lump sum or (b) a series of annual or more frequent installments. This plan does not discriminate in scope, terms, or operation in favor of executive officers and is available generally to all employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Pension Plan

        TDS sponsors a qualified noncontributory defined contribution Pension Plan for the employees of TDS and its subsidiaries, including U.S. Cellular. Under this plan, pension costs are calculated separately for each participant and are funded annually. The Pension Plan is designed to provide retirement benefits for eligible employees of TDS and certain of its affiliates which adopted the Pension Plan. TDS and its subsidiaries make annual employer contributions for each eligible participant based on the applicable pension formula. The amount of the contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. SEC rules do not require the Summary Compensation Table to include earnings or other amounts with respect to tax-qualified defined contribution plans.

        Under the TDS Pension Plan, vesting is not accelerated upon a Change in Control or other termination event. The vested portion of an employee's account becomes payable following the employee's termination of employment as (a) an annuity or (b) a lump sum payment. This plan does not discriminate in scope, terms, or operation in favor of executive officers and is available generally to all employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Post-Retirement Welfare Benefits

        TDS sponsors two post-retirement welfare plans that cover most of the employees of TDS, TDS Telecom and the subsidiaries of TDS Telecom. One plan provides medical benefits and the other provides life insurance benefits. These plans do not discriminate in scope, terms, or operation in favor of executive officers and are available generally to all salaried employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Health and Welfare Benefits during Employment

        TDS also provides customary health and welfare and similar plans for the benefit of its employees. These group life, health, hospitalization, disability and/or medical reimbursement plans do not discriminate in scope, terms or operation, in favor of executive officers and are available generally to all employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Impact of Accounting and Tax Treatments of Particular Forms of Compensation

        The Compensation Committee considers the accounting and tax treatments of particular forms of compensation. Accounting treatments do not significantly impact the Compensation Committee's determinations of the appropriate compensation. The Compensation Committee considers the accounting treatments primarily to be informed and to confirm that company personnel understand and recognize the appropriate accounting that will be required with respect to compensation decisions.

        The Compensation Committee places more significance on the tax treatments of particular forms of compensation, because these may involve an actual cash expense to the company or the executive. One objective of the Compensation Committee is to maximize tax benefits to the company and executives to the extent feasible within the overall goals of the compensation policy discussed above. In particular, one consideration is the effect of Section 162(m) of the Internal Revenue Code.

        Subject to certain exceptions, Section 162(m) of the Internal Revenue Code provides a one million dollar annual limit on the amount that a publicly held corporation is allowed to deduct as compensation paid to each of the corporation's principal executive officer ("PEO") and the corporation's three most highly compensated officers, exclusive of the corporation's PEO and principal financial officer. TDS does not believe that the one million dollar deduction limitation currently has or should have in the near future a material adverse effect on TDS' financial condition, results of operations or cash flows. If the one million dollar deduction limitation is expected to have a material adverse effect on TDS in the future, TDS will consider ways to maximize the deductibility of executive compensation, while retaining the discretion TDS deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

        TDS does not have any arrangements with its executive officers pursuant to which it has agreed to "gross-up" payments due to taxes or to otherwise reimburse officers for the payment of taxes, except with respect to certain perquisites as noted below.

Financial Restatement

        Depending on the facts and circumstances, TDS may seek to adjust or recover awards or payments if the relevant TDS performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

TDS Policy on Stock Ownership

        TDS does not have a formal policy relating to stock ownership by executive officers. However, it should be noted that the President and CEO of TDS is a substantial shareholder of TDS. See "Security Ownership of Certain Beneficial Owners and Management" below. TDS' Policy Regarding Insider Trading and Confidentiality provides that persons subject to the blackout policy may not, under any circumstances, trade options for, pledge, or sell "short," any securities of TDS or U.S. Cellular, and may not enter into any hedging, monetization or margin transactions with respect to any such securities.

Compensation Consultants

        Information relating to TDS' compensation consultants is discussed above under "Corporate Governance—Compensation Committee."

Compensation Committee Report

        The Compensation Committee of the board of directors of TDS oversees TDS' compensation program on behalf of the board of directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth above in this proxy statement.

        In reliance on the review and discussions referred to above, the Compensation Committee recommended to the board of directors that the above Compensation Discussion and Analysis be included in TDS' Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and TDS' proxy statement related to the 2009 Annual Meeting of Stockholders.

        This Compensation Committee Report is submitted by Christopher D. O'Leary, Gregory P. Josefowicz, George W. Off and Herbert S. Wander.

Summary of Compensation

        The following table summarizes the compensation paid by TDS in 2008 and, except as indicated, 2007 and 2006, to the identified officers.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
LeRoy T. Carlson, Jr.
(1)(6)	2008	$1,275,000	$950,000	$1,178,546	$428,519	—	$1,438	$80,007	$3,913,510
President and Chief	2007	$1,193,000	$800,000	$1,288,171	$2,371,853	—	$159	$76,742	$5,729,925
Executive Officer	2006	$1,115,000	$550,000	$603,076	$2,952,571	—	$—	$72,472	$5,293,119
Kenneth R. Meyers
(2)(6)	2008	$595,000	$356,000	$404,861	$299,611	—	$1,516	$67,916	$1,724,904
Executive Vice	2007	$550,000	$276,860	$402,180	$982,923	—	$352	$63,995	$2,276,310
President and Chief
Financial Officer
John E. Rooney
(3)(6)	2008	$855,000	$675,000	$768,240	$1,917,477	—	$6,978	$54,740	$4,277,435
President and Chief	2007	$790,000	$525,000	$508,779	$2,013,137	—	$3,655	$70,858	$3,911,429
Executive Officer of	2006	$734,084	$300,000	$1,185,929	$3,158,606	—	$3,335	$51,921	$5,433,875
U.S. Cellular
Scott H. Williamson
(4)(6)	2008	$565,000	$277,000	$291,176	$129,638	—	$1,309	$70,701	$1,334,824
Senior Vice	2007	$529,000	$285,000	$280,428	$752,511	—	$141	$66,824	$1,913,904
President—Acquisitions
and Corporate
Development
LeRoy T. Carlson
(5)(6)	2008	$480,000	$202,600	$290,196	$364,384	—	$1,559	$36,046	$1,374,785
Chairman Emeritus	2007	$480,000	$200,000	$334,168	$476,818	—	$184	$40,022	$1,531,192
	2006	$480,000	$200,000	$632,874	$672,427	—	$—	$36,051	$2,021,352

Explanation of Columns:

(a)
Includes the following "named executive officers": all individuals serving as TDS' principal executive officer or acting in a similar capacity during the last completed fiscal year; all individuals serving as the principal financial officer or acting in a similar capacity during the last completed fiscal year; and the three most highly compensated executive officers other than the foregoing who were serving as executive officers at the end of the last completed fiscal year, including executive officers of subsidiaries. The determination as to which executive officers are most highly compensated is made by reference to total compensation for the last completed fiscal year as set forth in column (j), reduced by any amount in column (h).

(b)
For additional details relating to 2007, see the TDS proxy statement filed with the SEC on Schedule 14A on April 15, 2008. For additional details relating to 2006, see the TDS proxy statement filed with the SEC on Schedule 14A on June 26, 2007. Amounts for 2006 are not required to be reported for Kenneth R. Meyers or Scott H. Williamson because they were not named executive officers in 2006.

(c)
Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year, whether or not paid in such year. John E. Rooney deferred 20% of his 2008 base salary and Kenneth R. Meyers deferred 9% of his 2008 base salary, all of which salary is included in column (c) whether or not deferred. See "Information Regarding Nonqualified Deferred Compensation" below. The other officers did not defer any salary in 2008.

(d)
Represents the dollar value of bonus (cash and non-cash) earned by the named executive officer during the fiscal year, whether or not paid in such year. Officers do not become entitled to any amount of bonus solely as a result of achievement of any performance measures. The officers are not entitled to any amount of bonus unless and only to the extent awarded and paid. The performance of the company is one category of the factors used to determine the amount of the bonus, all of which is discretionary. The entire amount of the bonus is not earned until awarded. Accordingly, the amounts paid and earned in 2008 include the bonus based on 2007 performance that was paid in 2008. LeRoy T. Carlson, Jr., deferred 15% of his 2007 bonus (earned and paid in 2008). Kenneth R. Meyers deferred 25% of his 2007 bonus (earned and paid in 2008). John E.

  Rooney deferred 100% of his 2007 bonus (earned and paid in 2008). LeRoy T. Carlson deferred 100% of his 2007 bonus (earned and paid in 2008). The amount deferred is deemed invested in phantom stock units in TDS Special Common Shares for TDS officers or in USM Common Shares for U.S. Cellular officers. See "Grants of Plan-Based Awards" below. The entire amount of bonus earned in 2008, including any amount deferred, is included above in column (d). See "Information Regarding Nonqualified Deferred Compensation" below.

  The following is a summary of the amount of bonus earned in 2008 and the amount deferred included above:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
Total Bonus Earned in 2008	$950,000	$356,000	$675,000	$277,000	$202,600
Percentage Deferred	15%	25%	100%	—	100%

Amount Deferred	$142,500	$89,000	$675,000	$—	$202,600

Company Match—see Note (e)	$35,625	$22,250	$196,897	$—	$58,754

  For disclosure purposes, the amount of bonus paid in 2009 as of the date of this document with respect to 2008 performance is as follows:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
Bonus for 2008 Paid in 2009	$655,000	$329,900	$410,000	$259,500	$165,800

  The amount of the Bonus with respect to 2008 performance paid in 2009 is only provided for disclosure purposes. These amounts were not earned until paid in 2009 and will be reported in next year's Summary Compensation Table with respect to 2009.

(e)
Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. The vesting period of the awards is set forth under "Grants of Plan-Based Awards" below. Assumptions made in the valuation of the stock awards in this column are incorporated by reference from Note 21—Stock Based Compensation, in TDS' financial statements for the year ended December 31, 2008 included in its Form 10-K for the year ended December 31, 2008. All TDS stock awards are valued based on grant date fair value using an annual forfeiture rate (the percentage of stock awards granted that are assumed will be forfeited) of 0%. The annual forfeiture rate used in the calculation of the FAS 123R expense was 3.20% in 2008, 2.65% in 2007 and 0% in 2006. There were no forfeitures of stock awards in 2008, 2007 or 2006 for the identified officers.

  Except with respect to Mr. Rooney and in part with respect to Mr. Meyers, includes the amount of FAS 123R expense relating to restricted stock units in TDS Special Common Shares under the TDS 2004 Long-Term Incentive Plan. The entire amount with respect to Mr. Rooney and part of the amount with respect to Mr. Meyers includes the amount of FAS 123R expense relating to restricted stock units in USM Common Shares under the U.S. Cellular 2005 Long-Term Incentive Plan. See "Information Regarding Plan-Based Awards" below for vesting and other information.

  Also includes FAS 123R expense relating to phantom stock bonus match units credited to such officer with respect to deferred bonus compensation. Deferred bonus is deemed invested in phantom TDS Special Common Shares except for the deferred bonus of Mr. Rooney and, relating to periods prior to 2007, Mr. Meyers. The TDS phantom stock units are credited with dividend equivalents. The Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock. All bonus amounts deferred by Mr. Rooney and the bonus amount deferred by Mr. Meyers prior to 2007 are deemed invested in phantom USM Common Shares. U.S. Cellular does not currently pay dividends. For information relating to U.S. Cellular, see U.S. Cellular's proxy statement for its 2009 annual meeting.

  LeRoy T. Carlson, Jr. deferred 15% of his 2007 bonus (earned and paid in 2008) and, accordingly, received a stock unit match in phantom TDS Special Common Shares in 2008 having a grant date value of $35,625. Kenneth R. Meyers deferred 25% of his 2007 bonus, which was paid in 2008. Accordingly, Mr. Meyers received a stock unit match in phantom TDS Special Common Shares in 2008 having a grant date value of $22,250. John E. Rooney deferred 100% of his 2007 bonus, which was paid in 2008. Accordingly, Mr. Rooney received a stock unit match in phantom USM Common Shares in 2008 having a grant date value of $196,897. LeRoy T. Carlson deferred 100% of his 2007 bonus (earned and paid in 2008) and, accordingly, received a stock unit match in phantom TDS Special Common Shares in 2008 having a grant date value of $58,754. Column (e) above includes the amount of any FAS 123R expense recognized in 2008. See "Information Regarding Nonqualified Deferred Compensation" below.

  The following is a summary of the amount of FAS 123R expense related to stock awards reflected in column (e) above with respect to 2008:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
2006 TDS.S Restricted Stock Units	$485,000	$—	$—	$82,734	$—
2007 TDS.S Restricted Stock Units	505,757	204,090	—	155,219	—
2008 TDS.S Restricted Stock Units	175,914	72,268	—	53,223	270,611
2005 USM Restricted Stock Units	—	52,602	—	—	—
2006 USM Restricted Stock Units	—	62,716	—	—	—
2008 USM Restricted Stock Units	—	—	440,077	—	—

Amount of restricted stock unit expense in 2008	$1,166,671	$391,676	$440,077	$291,176	$270,611
Amount of bonus match expense in 2008
TDS	11,875	7,417	—	—	19,585
USM	—	5,768	328,163	—	—

Total	$1,178,546	$404,861	$768,240	$291,176	$290,196

  Pursuant to an offer letter which was accepted by John E. Rooney on March 28, 2000, all stock option and restricted stock awards granted to him after April 10, 2006 fully vest six months after the date of grant. Accordingly, awards granted to Mr. Rooney on April 1, 2008 vested on October 1, 2008.

  In accordance with FAS 123R, TDS recognized expense in 2008 with respect to 100% of the grant-date value of restricted stock unit awards granted in 2008 to LeRoy T. Carlson because he was 66 years or older and eligible for retirement.

  For reference purposes, the following is a summary of the grant date value of stock awards in 2008 reflected in column (l) of the Grants of Plan-Based Awards Table below:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
2008 TDS.S Restricted Stock Unit Award	$1,157,182	$475,387	$—	$350,106	$272,725
2008 TDS.S Bonus Match Awards	35,625	22,250	—	—	58,754
2008 USM Restricted Stock Unit Award	—	—	440,077	—	—
2008 USM Bonus Match Awards	—	—	196,897	—	—

Total	$1,192,807	$497,637	$636,974	$350,106	$331,479

  If an award ultimately vests in full, the amount cumulatively recognized in the Summary Compensation Table over a period of years should approximate 100% of the grant date fair value of the equity award or the total fair value at the date of settlement for a liability award.

(f)
Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. The dates on which the options become exercisable and expire are set forth below under "Grants of Plan-Based Awards." Assumptions made in the valuation of the option awards in this column are incorporated by reference from Note 21—Stock Based Compensation, in TDS' financial statements for the year ended December 31, 2008 included in its Form 10-K for the year ended December 31, 2008. All TDS stock options granted in 2008 were valued based on grant date fair value using a forfeiture rate (the percentage of stock options granted that are assumed will be forfeited) of 0%. The annual forfeiture rate used in the calculation of the FAS 123R expense was 1.88% in 2008, 1.0% in 2007 and 0.6% in 2006. There were no forfeitures of stock options in 2008 for the identified officers. Except with respect to Mr. Rooney and in part with respect to Mr. Meyers, the amounts represent the FAS 123R expense of options to acquire TDS shares during the fiscal year. In the case of Mr. Rooney and in part with respect to Mr. Meyers, the amounts represent the FAS 123R expense of options to acquire USM Common Shares.

  The following is a summary of the amount of FAS 123R expense relating to options reflected in column (f) above with respect to 2008:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
2004 USM Options	$—	$9,147	$—	$—	$—
2005 USM Options	—	38,308	—	—	—
2006 USM Options	—	76,150	—	—	—
2008 USM Options	—	—	1,917,477	—	—
2008 TDS.S Options	428,519	176,006	—	129,638	364,384

Amount of option expense in 2008	$428,519	$299,611	$1,917,477	$129,368	$364,384

  Pursuant to an offer letter which was accepted by John E. Rooney on March 28, 2000, all stock option and restricted stock unit awards granted to him on April 1, 2008 fully vested on October 1, 2008.

  For reference purposes, the following is a summary of the grant date value of options granted in 2008 reflected in column (l) of the Grants of Plan-Based Awards Table below:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
Grant date value of options awarded in 2008	$2,003,618	$822,950	$1,917,477	$606,152	$364,384

  If an option ultimately vests in full, the amount cumulatively recognized in the Summary Compensation Table over a period of years should approximate 100% of the grant date fair value of the equity award or the total fair value at the date of settlement for a liability award.

  TDS options granted in 2007 and prior years became exercisable on December 15 of the year of grant. However, TDS changed its policy in 2008 so that options granted in 2008 become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date. As a result of this change, the FAS 123R expense related to options granted in 2008 will be reflected over a three year period, instead of entirely in the year of grant as was the case in 2007 and 2006. Consequently, the dollar amount of expense recognized for financial statement reporting purposes pursuant to FAS 123R reflected in Column (f), "Option Awards," of the Summary Compensation Table with respect to 2008 is substantially lower in 2008 compared to 2007 and 2006 (except with respect to John E. Rooney, who receives options from U.S. Cellular).

(g)
None of the above executive officers has any earnings for services performed during the fiscal year pursuant to awards under "non-equity incentive plans" or earnings on any outstanding awards, under SEC rules. Accordingly, this column is not applicable.

(h)
As required by SEC rules, column (h) includes the portion of interest that exceeded 120% of the applicable federal long-term rate ("AFR"), with compounding (as prescribed under section 1274(d) of the Internal Revenue Code), at the time each monthly interest rate is set. Each of the identified officers participates in a supplemental executive retirement plan or SERP. The interest rate for 2008 was set as of the last trading date of 2007 at 6.109% per annum, based on the yield on ten year BBB rated industrial bonds at such time. Such rate exceeded the AFR of 5.68% at such time. Accordingly, pursuant to SEC rules, column (h) of the Summary Compensation Table for 2008 includes the portion of such interest that exceeded the AFR at the time the interest rate was set. In addition, column (h) includes $6,002 of interest that Mr. Rooney received and $162 of interest Mr. Meyers received from U.S. Cellular, and $61 of interest Mr. Meyers received from TDS, on deferred salary that exceeds the AFR. The other officers have not deferred any of their salaries. Interest on deferred salary is compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary deferred as an employee of U.S. Cellular, plus 1.25 percentage points.

  Pursuant to SEC rules, column (h) does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock.

  Column (h) does not include any changes in pension values because TDS and U.S. Cellular do not have any defined benefit pension plans (including supplemental plans). The named executive officers only participate in tax-qualified defined contribution plans and a non-qualified defined contribution plan which, under SEC rules, are not required to be reflected in column (h). Both the Tax-Deferred Savings Plan (TDSP) and the Pension Plan are qualified defined contribution plans and the supplemental executive retirement plan (SERP) is a non-qualified defined contribution plan.

(i)
Does not include any discount amount under the TDS dividend reinvestment plans because such discounts are available generally to all security holders of TDS.

  Does not include any discount amount under the TDS or U.S. Cellular employee stock purchase plans because such discounts are available generally to all employees of TDS or U.S. Cellular, as applicable. The per share cost to each participant is 85% of the market value of the TDS Special Common Shares or USM Common Shares as of the issuance date, as applicable.

  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is $10,000 or more. Perquisites do not include expenditures that are used exclusively for business purposes.

  Includes the following: (1) if applicable, the total of perquisites and personal benefits if they equal or exceed $10,000, summarized by type, or specified for any perquisite or personal benefit that exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each officer, in each case, valued on the basis of the aggregate incremental cost of such perquisite or personal benefit to TDS, including any related tax gross up, (2) contributions by TDS for the benefit of the named executive officer under (a) the TDS Tax-Deferred Savings Plan, which is referred to as the TDSP, (b) the TDS Pension Plan and (c) the TDS supplemental executive retirement plan, which is referred to as the SERP, and

  (3) the dollar value of any insurance premiums paid during the covered fiscal year with respect to director Life Insurance for the benefit of the named executive:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
Perquisites:
Corporate automobile allowance and other personal travel and related expenses	$18,465	$10,613	N/A	$11,593	$22,980
Tax gross up relating to corporate automobile allowance	6,678	2,439	N/A	3,808	7,330
Other (Club Dues and Heath and Fitness reimbursements)	—	—	N/A	560	—

Total Perquisites if $10,000 or more	$25,143	$13,052	N/A	$15,961	$30,310
Contributions to Benefit Plans
TDSP	$8,740	$8,740	$8,740	$8,740	$5,612
Pension Plan	26,997	10,740	10,740	20,702	—
SERP	19,003	35,260	35,260	25,298	—
Life Insurance	124	124	—	—	124

Total, including perquisites if $10,000 or more	$80,007	$67,916	$54,740	$70,701	$36,046

  TDS and U.S. Cellular do not provide any significant perquisites to their officers. In 2008, perquisites primarily included an automobile allowance and/or reimbursed travel and similar expenses to certain of their executive officers. This benefit is valued based on the actual cost to TDS or U.S. Cellular. Also, TDS and U.S. Cellular reimbursed the officer's additional taxes related to the automobile allowance.

  The TDSP is a tax-qualified defined contribution retirement plan that does not discriminate in scope, terms or operation in favor of executive officers or directors of TDS and that is available generally to all employees. Employees contribute amounts to the plan and TDS and its subsidiaries make matching contributions in part.

  The Pension Plan is a tax-qualified defined contribution retirement plan that does not discriminate in scope, terms or operation in favor of executive officers and that is available generally to all employees. TDS and its subsidiaries make annual employer contributions for each participant.

  The SERP is a non-qualified defined contribution plan that is available only to certain officers. This plan provides supplemental benefits under the TDS Pension Plan to offset the reduction of benefits caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. TDS and its subsidiaries make annual employer contributions for each participant.

  TDS pays premiums for $100,000 of life insurance for directors of TDS, including directors who are executive officers.

(j)
Represents the dollar value of total compensation for the fiscal year based on the sum of all amounts reported in columns (c) through (i).

Footnotes:

(1)
LeRoy T. Carlson, Jr., as President and Chief Executive Officer, is included in the above table as TDS' principal executive officer. He is also Chairman of U.S. Cellular and TDS Telecom. TDS does not have any employment, severance or similar agreement with LeRoy T. Carlson, Jr.  Mr. Carlson is the son of Chairman Emeritus LeRoy T. Carlson, and the brother of non-executive Chairman of the Board and director of TDS, Walter C.D. Carlson, director Letitia G. Carlson, M.D., and director, Prudence E. Carlson.

(2)
Kenneth R. Meyers is included in the above table because he was TDS' Executive Vice President and Chief Financial Officer during 2008. Only his 2008 and 2007 compensation is reported because he was not a named executive officer prior to 2007.

(3)
John E. Rooney, as President and Chief Executive Officer of U.S. Cellular, a principal business unit of TDS which operates wireless telephone companies, is deemed to be an executive officer of TDS under SEC rules. He is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. U.S. Cellular is party to an offer letter which was accepted by John E. Rooney on March 28, 2000 relating to his employment as President and Chief Executive Officer of U.S. Cellular, which is executory in part, as discussed in the footnotes to the Table of Potential Payments upon Termination or Change in Control. All of Mr. Rooney's compensation is paid by U.S. Cellular, which is a public company and SEC registrant. Further information about Mr. Rooney's compensation is included in the 2009 proxy statement of U.S. Cellular.

(4)
Scott H. Williamson, Senior Vice President—Acquisitions and Corporate Development of TDS, is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer of TDS who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. Only his 2008 and 2007 compensation is reported because he was not a named executive officer prior to 2007.

(5)
LeRoy T. Carlson, Chairman Emeritus, is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer of TDS who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. TDS has an agreement with LeRoy T. Carlson relating to his employment and retirement as discussed under "Potential Payments upon Termination or Change in Control" below.

(6)
Each of the named executive officers is an executive officer and/or director of U.S. Cellular except for Scott H. Williamson. John E. Rooney receives all of his compensation from U.S. Cellular. LeRoy T. Carlson, Jr., director and Chairman of U.S. Cellular, LeRoy T. Carlson, director of U.S. Cellular, and Kenneth R. Meyers, a director and Chief Accounting Officer of U.S. Cellular, did not receive any compensation from U.S. Cellular in 2008. In 2008, LeRoy T. Carlson, Jr., LeRoy T. Carlson and Kenneth R. Meyers were compensated by TDS in connection with their services for TDS and TDS subsidiaries, including U.S. Cellular. A portion of their compensation expense incurred by TDS is allocated to U.S. Cellular by TDS, along with the allocation of other compensation expense and other expenses of TDS. This allocation by TDS to U.S. Cellular is done in the form of a single management fee pursuant to an Intercompany Agreement between TDS and U.S. Cellular. There is no identification or quantification of the compensation of such persons to U.S. Cellular, or of any other allocated expense in this management fee. The management fee is recorded as a single expense by U.S. Cellular, U.S. Cellular does not obtain details of the components that make up this fee and does not segregate this fee or allocate any part of the management fee to other accounts such as compensation expense. All of the compensation of the foregoing persons was approved by the TDS Compensation Committee and none of it was subject to approval by any U.S. Cellular directors or officers. Accordingly, all of such compensation expense incurred by TDS is reported in the above table by TDS and is not reported by U.S. Cellular. U.S. Cellular discloses the amount of the management fee that it pays to TDS in its proxy statement together with a description of the Intercompany Agreement. Mr. Meyers was a named executive officer of U.S. Cellular in 2006 and was compensated by U.S. Cellular in 2006. This compensation was reported in the 2007 proxy statement of U.S. Cellular.

Information Regarding Plan-Based Awards

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding plan-based awards in 2008.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
										Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Name (a)	Grant Date (b)
		(c)	(d)	(e)	(f)	(g)	(h)
LeRoy T. Carlson, Jr.
Awards in TDS.S Shares(1)
TDS.S Restricted Stock Units	8/26/08							32,735			$1,157,182
TDS.S Phantom Stock Bonus Match Units(3)	3/4/08							923			$35,625

Total Grant Date Value of Stock Awards											$1,192,807
TDS.S Options	8/26/08								226,425	$35.35	$2,003,618

Total Grant Date Fair Value of all Awards											$3,196,425

Kenneth R. Meyers
Awards in TDS.S Shares(1)
TDS.S Restricted Stock Units	8/26/08							13,448			$475,387
TDS.S Phantom Stock Bonus Match Units(3)	3/4/08							576			$22,250

Total Grant Date Value of Stock Awards											$497,637
TDS.S Options	8/26/08								93,000	$35.35	$822,950

Total Grant Date Fair Value of all Awards											$1,320,587

John E. Rooney
Awards in USM Common Shares(2)
USM Restricted Stock Units	4/1/08							7,695			$440,077
USM Phantom Stock Bonus Match Units(4)	3/14/08							3,502			$196,897

Total Grant Date Value of Stock Awards											$636,974
USM Options	4/1/08								136,000	$57.19	$1,917,477

Total Grant Date Fair Value of all Awards											$2,554,451

Scott H. Williamson
Awards in TDS.S Shares(1)
TDS.S Restricted Stock Units	8/26/08							9,904			$350,106
TDS.S Options	8/26/08								68,500	$35.35	$606,152

Total Grant Date Fair Value											$956,258

LeRoy T. Carlson
Awards in TDS.S Shares(1)
TDS.S Restricted Stock Units	8/26/08							7,715			$272,725
TDS.S Phantom Stock Bonus Match Units(3)	3/4/08							1,522			$58,754

Total Grant Date Value of Stock Awards											$331,479
TDS.S Options	8/26/08								41,500	$35.35	$364,384

Total Grant Date Fair Value of all Awards											$695,863

Explanation of Columns:
(a)	Includes the persons identified in the Summary Compensation Table.
(b)	Represents the date on which the Compensation Committee, or in the case of Mr. Rooney, the U.S. Cellular Stock Option Compensation Committee, took action to grant the awards.
(c)—(e)	These columns as set forth in SEC rules are not applicable because the identified officers did not receive any non-equity incentive plan awards, as defined by SEC rules.

(f)—(h)	These columns as set forth in SEC rules are not applicable because the identified officers did not receive any equity incentive plan awards, as defined by SEC rules.
(i)
Except with respect to Mr. Rooney, includes the number of TDS Special Common Shares underlying restricted stock units awarded pursuant to the TDS 2004 Long-Term Incentive Plan. The TDS.S restricted stock units will become vested on December 15, 2010. With respect to Mr. Rooney, represents the number of USM Common Shares underlying restricted stock units granted to Mr. Rooney pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan. Mr. Rooney's U.S. Cellular restricted stock units vested on October 1, 2008.

Under the TDS 2004 Long-Term Incentive Plan, executives (other than John E. Rooney) may elect to defer receipt of all or a portion of their annual bonuses and to receive stock unit matches on the amount deferred up to $400,000. Deferred compensation is deemed invested in phantom TDS Special Common Shares. Participants receive (i) a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and (ii) a 33% match for amounts deferred that exceed 50% of their total annual bonus. The matched stock units vest ratably at a rate of one-third per year over three years. The value of phantom stock bonus match units recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R with respect to such officer is included in column (e), "Stock Awards," of the above Summary Compensation Table. After vesting, the matched stock units are credited with dividends. The Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock. Deferred bonus by John E. Rooney is deemed invested in phantom USM Common Shares. U.S. Cellular does not currently pay dividends. For information relating to similar provisions under the U.S. Cellular 2005 Long-Term Incentive Plan, see U.S. Cellular's proxy statement for its 2009 annual meeting.
(j)
Except with respect to John E. Rooney, represents the number of TDS Special Common Shares underlying options awarded during the year pursuant to the TDS 2004 Long-Term Incentive Plan. The TDS.S options granted on August 26, 2008 have an exercise price of $35.35 per share, which was the closing price of a TDS Special Common Share on August 26, 2008, become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date and are exercisable until August 26, 2018.

In the case of Mr. Rooney, the amount represents the number of USM Common Shares underlying options awarded during the fiscal year pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan. The USM options were granted on April 1, 2008 at an exercise price of $57.19 per share, which was the closing price of a USM Common Share on April 1, 2008, became fully vested on October 1, 2008, and are exercisable until April 1, 2018.
(k)	Represents the per-share exercise price of the options granted in column (j). Such exercise price is not less than the closing market price of the underlying security on the date of the grant.
(l)
Represents the grant date fair value of each equity award computed in accordance with FAS 123R or, in the case of any adjustment or amendment of the exercise or base price of options, stock appreciation rights ("SARs") or similar option-like instruments previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, or any other means ("repriced"), or other material modification of such awards, represents the incremental fair value, computed as of the repricing or modification date in accordance with FAS 123R, with respect to that repriced or modified award. No options, SARs or other similar awards were repriced or materially modified in the last fiscal year with respect to the identified executive officers.
Footnotes:
(1)
Pursuant to the TDS 2004 Long-Term Incentive Plan, on the date specified, such executive officer was granted restricted stock units and options to purchase TDS Special Common Shares. The FAS 123R expense of the stock awards is reported in the Summary Compensation Table in column (e) and the FAS 123R expense of the option awards is reported in the Summary Compensation Table in column (f). Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued or on shares underlying options unless and until such options are exercised and the shares are issued.
(2)
Pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan, on the date specified, the U.S. Cellular Stock Option Compensation Committee granted to John E. Rooney restricted stock units and options to purchase USM Common Shares as indicated above. The FAS 123R expense of the stock awards is reported in the Summary Compensation Table in column (e) and the FAS 123R expense of the option awards is reported in the Summary Compensation Table in column (f). U.S. Cellular does not currently pay dividends.
(3)
Includes the number of phantom stock units in TDS Special Common Shares credited to such officer with respect to company match units related to deferred bonus compensation. The TDS 2004 Long-Term Incentive Plan provides the opportunity for the above officers (other than Mr. Rooney) to defer receipt of a portion of their bonuses and receive TDS matching stock units. The FAS 123R expense of the matched stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards" and the grant date fair value is reported in the above table. The above table does not include the amount of the bonus earned that was credited as phantom stock because this is reported in the Summary Compensation Table in column (d) under "Bonus" whether paid in cash or deferred and credited as phantom stock, rather than in column (e) as "Stock Awards". The above table also does not include the amount of the dividends paid on deferred bonus. Such dividends are not preferential because they are not earned at a rate higher than dividends on TDS' common stock. Accordingly, FAS 123R does not require any expense to be recorded with respect to such dividends. See "Nonqualified Deferred Compensation" table below for bonus phantom stock and dividends credited to the named executive officers.
(4)
Includes the number of phantom stock units in USM Common Shares credited to John E. Rooney with respect to company match units related to deferred bonus compensation. John E. Rooney participates in the U.S. Cellular 2005 Long-Term Incentive Plan. This plan permits officers to defer all or a portion of their annual bonus to a deferred compensation account and receive U.S. Cellular matching stock units. The FAS 123R expense of the company match stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards" and the grant date fair value is reported in the above table. U.S. Cellular does not currently pay dividends. The above table does not include the amount of the bonus earned that was credited as phantom stock because this is reported in the Summary Compensation Table in column (d) under "Bonus" whether paid in cash or deferred and credited as phantom stock, rather than in column (e) as "Stock Awards". See "Nonqualified Deferred Compensation" table below for bonus phantom stock credited to the named executive officers.

Information Regarding Outstanding Equity Awards at Year End

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding outstanding equity awards at year end.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
LeRoy T. Carlson, Jr. (1)
Options:
2008 TDS.S Options (3)		226,425		$35.35	8/26/18
2007 TDS.S Options (4)	179,653			$59.45	7/2/17
2006 TDS.S Options (5)	213,333			$49.80	12/13/16
2005 Tandem Options (6)	111,045			$77.36	4/20/15
2004 Tandem Options (7)	67,540			$66.00	5/8/14
2003 Tandem Options (8)	65,567			$52.92	7/3/13
2002 Tandem Options (9)	68,215			$60.20	8/19/12
2001 Tandem Options (10)	29,429			$99.44	4/30/11
2000 2nd Tandem Options (11)	56,720			$121.12	9/16/10
2000 1st Tandem Options (12)	32,000			$105.13	5/5/10
1999 Tandem Options (13)	27,850			$66.75	4/30/09
Stock Awards:
2008 TDS.S RSUs (14)						32,735	$919,854
2007 TDS.S RSUs (15)						20,873	$586,531
TDS.S Bonus Match not vested (21)						812	$22,817

Total TDS.S	392,986	226,425				54,420	$1,529,202

Total Tandem	458,366	—				—	$—

Kenneth R. Meyers (2)
Options:
2008 TDS.S Options (3)		93,000		$35.35	8/26/18
2007 TDS.S Options (4)	52,942			$59.45	7/2/17
2006 USM Options (17)	7,606	15,213		$59.43	4/3/16
2005 USM Options (18)	8,600	8,600		$45.63	3/31/15
2004 USM Options (19)	8,807			$38.65	3/31/14
Stock Awards:
2008 TDS.S RSUs (14)						13,448	$377,889
2007 TDS.S RSUs (15)						8,423	$236,686
2006 USM RSUs (20)						3,163	$136,768
TDS.S Bonus Match not vested (21)						386	$10,847
USM Bonus Match not vested (21)						82	$3,546

Total TDS.S	52,942	93,000				22,257	$625,422

Total USM	25,013	23,813				3,245	$140,314

John E. Rooney (2)
Options:
2008 USM Options (16)	136,000			$57.19	4/1/18
Stock Awards:
USM Bonus Match not vested (21)						3,056	$132,141

Total USM	136,000	—				3,056	$132,141

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Scott H. Williamson (1)
Options:
2008 TDS.S Options (3)		68,500		$35.35	8/26/18
2007 TDS.S Options (4)	56,998			$59.45	7/2/17
2006 TDS.S Options (5)	75,122			$38.00	6/19/16
2005 Tandem Options (6)	24,493			$77.36	4/20/15
2001 Tandem Options (10)	7,690			$99.44	4/30/11
2000 2nd Tandem Options (11)	14,760			$117.51	9/16/10
2000 1st Tandem Options (12)	8,600			$105.13	5/5/10
Stock Awards:
2008 TDS.S RSUs (14)						9,904	$278,302
2007 TDS.S RSUs (15)						6,406	$180,009

Total TDS.S	132,120	68,500				16,310	$458,311

Total Tandem	55,543	—				—	$—

LeRoy T. Carlson (1)
Options:
2008 TDS.S Options (3)		41,500		$35.35	8/26/18
2007 TDS.S Options (4)	36,116			$59.45	7/2/17
2006 TDS.S Options (5)	61,127			$38.00	6/19/16
2005 Tandem Options (6)	26,531			$77.36	4/20/15
2004 Tandem Options (7)	22,475			$66.00	5/8/14
2003 Tandem Options (8)	23,605			$52.92	7/3/13
2002 Tandem Options (9)	22,170			$59.00	7/5/12
2001 Tandem Options (10)	15,590			$99.44	4/30/11
2000 2nd Tandem Options (11)	34,360			$121.12	9/16/10
2000 1st Tandem Options (12)	18,000			$105.13	5/5/10
1999 Tandem Options (13)	17,600			$66.75	4/30/09
Stock Awards:
2008 TDS.S RSUs (14)						7,715	$216,792
2007 TDS.S RSUs (15)						5,621	$157,950
TDS.S Bonus Match not vested (21)						1,395	$39,199

Total TDS.S	97,243	41,500				14,731	$413,941

Total Tandem	180,331	—				—	$—

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Includes, on an award-by-award basis, the number of securities underlying unexercised options, including any awards that have been transferred other than for value, that are exercisable as of December 31, 2008. No awards have been transferred. Except for 2008, 2007 and 2006 TDS awards, which represent awards with respect to TDS Special Common Shares, all prior TDS awards represent the number of tandem TDS Common Shares and TDS Special Common Shares subject to options. Awards to Mr. Rooney, and awards to Mr. Meyers relating to periods prior to 2007, represent awards with respect to USM Common Shares.

(c)
Includes on an award-by-award basis, the number of securities underlying unexercised options, including awards that have been transferred other than for value, that are unexercisable as of December 31, 2008, if any.

(d)
This column is not applicable because the identified officers do not have any options that are equity incentive plan awards, as defined by SEC rules.

(e)
Represents the exercise prices of the awards identified in columns (b) and (c).

(f)
Represents the expiration dates of the awards identified in columns (b) and (c).

(g)
Represents the total number of shares underlying stock awards that have not vested as of December 31, 2008.

(h)
Represents the market value of shares underlying stock awards that have not vested as of December 31, 2008, calculated using the closing price of TDS Special Common Shares of $28.10, on December 31, 2008, the last trading day of 2008. With respect to Mr. Rooney, and with respect to Mr. Meyers' USM Restricted Stock Units and bonus match units, the aggregate market value of shares underlying stock awards that have not vested as of December 31, 2008, was calculated using the closing price of USM Common Shares of $43.24 on December 31, 2008, the last trading day of 2008.

(i)
This column is not applicable because the identified officers do not have any stock awards that are equity incentive plan awards, as defined by SEC rules.

(j)
This column is not applicable because the identified officers do not have any stock awards that are equity incentive plan awards, as defined by SEC rules.

Footnotes:

           The following provides additional information with respect to outstanding equity awards at year end. Number references correspond to numbers in the above table. The following discloses the date that options were scheduled to become exercisable and that restricted stock units were scheduled to become vested.

(1)
With respect to such officer, information is presented as to the number of TDS shares underlying options or stock awards. Except for 2008, 2007 and 2006 awards, which represent awards with respect to TDS Special Common Shares, all prior awards represent the number of tandem TDS Common Shares and TDS Special Common Shares subject to options or stock awards. The tandem awards provide that upon exercise or vesting, the holder will acquire an equal number of TDS Common Shares and TDS Special Common Shares. Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued or on shares underlying options unless and until such options are exercised and the shares are issued.

(2)
With respect to John E. Rooney, and with respect to Kenneth R. Meyers relating to periods prior to 2007, represents USM Common Shares underlying options or stock awards. With respect to Kenneth R. Meyers for 2007 and thereafter, represents TDS Special Common Shares underlying options or stock awards. U.S. Cellular does not currently pay any dividends. As reflected in the below footnotes, pursuant to an offer letter which was accepted by John E. Rooney on March 28, 2000, all stock option and restricted stock unit awards that were unvested on October 10, 2006 vested on such date and the stock option and restricted stock unit awards granted to him after such date vest six months after the date of grant. Accordingly, the awards granted to Mr. Rooney on April 1, 2008 fully vested on October 1, 2008.

(3)
Such 2008 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on August 26, 2008, become exercisable with respect to one third of such options on each of August 26, 2009, August 26, 2010 and August 26, 2011, and are exercisable until August 26, 2018 at the exercise price of $35.35 per share.

(4)
Such 2007 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on July 2, 2007, became exercisable on December 15, 2007 and are exercisable until July 2, 2017 at the exercise price of $59.45 per share.

(5)
With respect to Scott H. Williamson and LeRoy T. Carlson, such 2006 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on June 19, 2006, became exercisable on December 15, 2006 and are exercisable until June 19, 2016 at the exercise price of $38.00 per share. With respect to LeRoy T. Carlson, Jr., such 2006 TDS.S Options were granted on December 13, 2006, became exercisable on December 15, 2006 and are exercisable until December 13, 2016 at the exercise price of $49.80 per share.

(6)
Such 2005 Tandem Options became exercisable on December 15, 2005 and are exercisable until April 20, 2015 at the exercise price of $77.36 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(7)
Such 2004 Tandem Options became exercisable on December 15, 2004 and are exercisable until May 8, 2014 at the exercise price of $66.00 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(8)
Such 2003 Tandem Options became exercisable on December 15, 2003 and are exercisable until July 3, 2013 at the exercise price of $52.92 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(9)
Such 2002 Tandem Options (i) with respect to LeRoy T. Carlson, Jr., became exercisable, on December 15, 2002 and are exercisable until August 19, 2012 at the exercise price of $60.20 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares and (ii) with respect to LeRoy T. Carlson, became exercisable on December 15, 2002 and are exercisable until July 5, 2012 at the exercise price of $59.00 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(10)
Such 2001 Tandem Options became exercisable on December 15, 2001 and are exercisable until April 30, 2011 at the exercise price of $99.44 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(11)
Such 2000 2nd Tandem Options became exercisable in annual increments of 25% on December 15, 2001 and on each anniversary of such date until December 15, 2004 and are exercisable until September 16, 2010 at the exercise price of $121.12 per tandem option ($117.51 with respect to Scott H. Williamson) to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(12)
Such 2000 1st Tandem Options became exercisable on December 15, 2000 and are exercisable until May 5, 2010 at the exercise price of $105.13 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(13)
Such 1999 Tandem Options became exercisable on December 15, 1999 and are exercisable until April 30, 2009 at the exercise price of $66.75 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(14)
Such 2008 TDS.S Restricted Stock Units will become vested on December 15, 2010.

(15)
Such 2007 TDS.S Restricted Stock Units will become vested on December 15, 2009.

(16)
The 2008 USM Options granted to Mr. Rooney became fully vested on October 1, 2008, and are exercisable until April 1, 2018 at an exercise price of $57.19.

(17)
The 2006 USM Options were scheduled to become exercisable in annual increments of 25% on April 3 of each year beginning in 2007 and ending in 2010, and are exercisable until April 3, 2016 at an exercise price of $59.43.

(18)
The 2005 USM Options were scheduled to become exercisable in annual increments of 25% on March 31 of each year beginning in 2006 and ending in 2009, and are exercisable until March 31, 2015 at an exercise price of $45.63.

(19)
The 2004 USM Options were scheduled to become exercisable in annual increments of 25% on March 31 of each year beginning in 2005 and ending in 2008, and are exercisable until March 31, 2014 at an exercise price of $38.65.

(20)
Such 2006 USM Restricted Stock Units become vested on April 3, 2009.

(21)
Represents phantom stock match units credited to such officer with respect to deferred bonus compensation. See "Information Regarding Nonqualified Deferred Compensation" below. Except with respect to Mr. Rooney and Mr. Meyers, represents the number of TDS Special Common Shares underlying stock awards. With respect to Mr. Rooney and with respect to Mr. Meyers for years prior to 2008, represents USM Common Shares underlying stock awards. One-third of the phantom stock bonus match units become vested on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such officer is an employee of TDS or U.S. Cellular or an affiliate on such date.

Information Regarding Option Exercises and Stock Vested in 2008

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding option exercises and stock vested in 2008.

Option Exercises And Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
LeRoy T. Carlson, Jr. (1)
TDS/TDS.S Options Exercised (Exercise Date): (6)(10)
1998 Tandem Options (1/2/08)	3,600	$288,694
1998 Tandem Options (1/9/08)	3,600	$283,642
1998 Tandem Options (1/16/08)	3,600	$277,561
1998 Tandem Options (1/23/08)	3,600	$230,490
1998 Tandem Options (1/30/08)	2,100	$134,839
TDS/TDS.S Stock Awards Vested:
2006 TDS.S Restricted Stock Units (3)			20,424	$559,618
TDS.S Bonus Match Units (4) (5)			680	$19,108

Total TDS.S	—	$—	21,104	$578,726

Total Tandem	16,500	$1,215,226	—	$—

Kenneth R. Meyers (2)
TDS.S Options Exercised (Exercise Date) (7):
TDS.S Stock Awards Vested:
TDS.S Bonus Match Units (4)			190	$5,339
USM Options Exercised (Exercise Date) (7):
USM Stock Awards Vested:
2005 USM Restricted Stock Units (3)			13,897	$764,335
USM Bonus Match Units (4)			82	$3,546

Total TDS.S	—	$—	190	$5,339

Total USM	—	$—	13,979	$767,881

John E. Rooney (2)
USM Options Exercised (Exercise Date): (8)(10)
2005 USM Options (1/16/08)	19,642	$689,827
2005 USM Options (2/19/08)	29,100	$608,772
2002 USM Options (3/17/08)	3,767	$50,478
2005 USM Options (3/17/08)	55,833	$489,655
2002 USM Options (4/16/08)	12,733	$162,982
2004 USM Options (4/16/08)	24,467	$370,675
2004 USM Options (5/16/08)	24,400	$649,040
2004 USM Options (7/7/08)	33,300	$546,120
2003 USM Options (8/5/08)	10,000	$385,300
2004 USM Options (8/5/08)	9,833	$239,434
2003 USM Options (9/5/08)	19,400	$498,386
2003 USM Options (10/6/08)	25,500	$396,525
2003 USM Options (10/9/08)	50,350	$802,075
USM Stock Awards Vested:
2008 USM Restricted Stock Units (3)			7,695	$365,512
USM Bonus Match Units (4)			2,405	$103,992

Total USM	318,325	$5,889,269	10,100	$469,504

Scott H. Williamson (1)
TDS/TDS.S Options Exercised (Exercise Date):
TDS/TDS.S Stock Awards Vested:
2006 TDS.S Restricted Stock Units (3)			5,667	$155,276

Total Tandem	—	$—	5,667	$155,276

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
LeRoy T. Carlson (1)
TDS/TDS.S Options Exercised (Exercise Date): (9)(10)
1998 Tandem Options (6/17/08)	17,820	$1,038,728
TDS/TDS.S Stock Awards Vested:
2006 TDS.S Restricted Stock Units (3)			5,913	$162,016
TDS.S Bonus Match Units (4) (5)			1,382	$38,834

Total TDS.S	—	$—	7,295	$200,850

Total Tandem	17,820	$1,038,728	—	$—

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the number of securities for which the options were exercised.

(c)
Represents the aggregate dollar value realized upon exercise of options, based on the difference between the market price of the underlying securities at exercise and the exercise or base price of the options.

(d)
Represents the number of shares of stock that have vested. This includes restricted stock units and bonus plan company-match phantom stock units that became vested in 2008.

(e)
Represents the aggregate dollar value realized upon vesting of stock, calculated by multiplying the number of shares of stock or units by the market value of the underlying shares on the vesting date.

Footnotes:

(1)
Except with respect to John E. Rooney, and Kenneth R. Meyers as indicated, information is presented as to the number of TDS shares underlying options or stock awards. Except for 2008, 2007 and 2006 awards, which represent awards with respect to TDS Special Common Shares, all prior awards represent the number of tandem TDS Common Shares and TDS Special Common Shares subject to options or stock awards. The tandem awards provide that upon exercise or vesting, the holder will acquire an equal number of TDS Common Shares and TDS Special Common Shares.

(2)
With respect to John E. Rooney, and with respect to Kenneth R. Meyers as indicated, represents USM Common Shares underlying options or stock awards. As discussed above, pursuant to John E. Rooney's employment letter agreement and award agreements, Mr. Rooney's 2008 options and restricted stock units vested on October 1, 2008, on which date the closing price of USM Common Shares was $47.50 per share. The stock price used to calculate the value realized on vesting of the restricted stock units for Mr. Meyers was the closing price of USM Common Shares of $55.00 on March 31, 2008. U.S. Cellular does not currently pay dividends. The stock price used to calculate the value realized on vesting of the bonus stock was the closing price of USM Common Shares of $43.24 on December 31, 2008, the last trading day of 2008.

(3)
On December 15, 2008, the 2006 TDS.S restricted stock units vested and were issued in TDS Special Common Shares. The amounts in column (e) relating to such shares represent the market values of these shares on such date, using the closing price of $27.40 on December 15, 2008.

  With respect to Mr. Rooney, pursuant to John E. Rooney's employment letter agreement, USM options and restricted stock units awarded to Mr. Rooney vested on October 1, 2008. The stock price used to calculate the value realized on vesting of the restricted stock units was the closing price of USM Common Shares of $47.50 on October 1, 2008.

  With respect to Mr. Meyers, his USM restricted stock units became vested on March 31, 2008. The closing price of USM Common Shares on March 31, 2008 was $55.00.

(4)
Pursuant to the TDS 2004 Long-Term Incentive Plan, the bonus plan company-match phantom stock units vest one-third on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of TDS or an affiliate on such date. The stock price used to calculate the value realized on vesting was the closing price of TDS Special Common Shares of $28.10 on December 31, 2008, the last trading day of 2008. Pursuant to U.S. Cellular's 2005 Long-Term Incentive Plan, the USM bonus plan company-match phantom stock units vest one-third on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of U.S. Cellular or an affiliate on such date. The stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $43.24 on December 31, 2008, the last trading day in 2008. See "Information Regarding Nonqualified Deferred Compensation" below.

(5)
Pursuant to SEC rules, column (h) of the Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock. U.S. Cellular does not currently pay dividends.

(6)
All stock option exercises by LeRoy T. Carlson, Jr. were made pursuant to a plan under SEC Rule 10b5-1. Mr. Carlson paid the exercise price by allowing TDS to withhold shares having a value equal to the aggregate exercise price. He also paid taxes by allowing TDS to withhold shares having a value equal to the tax withholding amount.

(7)
Kenneth R. Meyers received options in USM Common Shares prior to 2007 when he was employed by U.S. Cellular and received options in TDS Special Common Shares in 2007 and 2008 after he became employed by TDS. Mr. Meyers did not exercise any U.S. Cellular or TDS options in 2008.

(8)
All stock option exercises by John E. Rooney were made pursuant to a plan under SEC Rule 10b5-1. With respect to all exercises, Mr. Rooney paid the exercise price by allowing U.S. Cellular to withhold USM Common Shares having a value equal to the aggregate exercise price. He also paid taxes by allowing U.S. Cellular to withhold USM Common Shares having a value equal to the tax withholding amount.

(9)
The stock option exercises by LeRoy T. Carlson were not made pursuant to a plan under SEC Rule 10b5-1. Mr. Carlson paid the exercise price by allowing TDS to withhold TDS Special Common Shares and/or TDS Common Shares having a value equal to the aggregate exercise price. He also paid taxes by allowing TDS to withhold TDS Special Common Shares and/or TDS Common Shares having a value equal to the tax withholding amount.

(10)
See the Outstanding Equity Awards at Fiscal Year-End Table above for a description of the options that continued to be held by the named executive officers at December 31, 2008. In addition, the following is a description of options that had been fully exercised as of December 31, 2008 by the named executive officers:

  The 1998 Tandem Options became exercisable on December 15, 1998 and were exercisable until June 22, 2008 at the exercise price of $39.75 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

  The 2003 USM Options became fully exercisable on October 10, 2006 with respect to Mr. Rooney, and were exercisable until April 21, 2013 at an exercise price of $24.47.

  The 2002 USM Options were scheduled to become exercisable in annual increments of 25% on March 31 of each year beginning in 2003 and ending in 2006, and were exercisable until March 31, 2012 at an exercise price of $41.00.

Information Regarding Pension Benefits

        TDS and U.S. Cellular executive officers are covered by a tax-qualified "defined contribution" Tax-Deferred Savings Plan, a tax-qualified "defined contribution" Pension Plan and a related non-qualified "defined contribution" supplemental plan, as discussed above. The company contributions for each of the named executive officers under these plans is disclosed in column (i), "All Other Compensation," of the Summary Compensation Table. TDS and U.S. Cellular do not have any "defined benefit" pension plans (including supplemental plans). The named executive officers only participate in tax-qualified defined contribution plans and a non-qualified defined contribution plan. Accordingly, the Pension Benefits table provided by SEC rules is not applicable.

Information Regarding Nonqualified Deferred Compensation

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding nonqualified deferred compensation.

Nonqualified Deferred Compensation

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
LeRoy T. Carlson, Jr.
SERP (1)		$19,003	$20,472		$374,580
Bonus Deferral and Company Match (4):
Bonus Deferral 3,692 TDS.S Shares	$142,500
Company Match of 923 TDS.S Shares		$35,625
Dividends on Deferred Bonus:
308 TDS.S Shares			$8,655
159 TDS Shares			$5,048
Changes in Value in 2008			$(925,726)
Accumulated Balance at Year End:
22,896 TDS.S Shares (including 812 unvested shares)					$643,378
12,474 TDS Shares					$396,050

Total Value of Accumulated Balance					$1,039,428

Aggregate Totals (6)	$142,500	$54,628	$(891,551)	$—	$1,414,008

Kenneth R. Meyers
SERP (1)		$35,260	$18,414		$355,096
Salary Deferral (2)
TDS	$49,649		$4,026		$107,404
U.S. Cellular (for periods prior to 2007)			$2,355		$42,868
Bonus Deferral and Company Match (4):
TDS.S Shares:
Bonus Deferral 2,306 TDS.S Shares	$89,000
Company Match of 576 TDS.S Shares		$22,250
Dividends on Deferred Bonus in 34 TDS.S Shares			$955
Changes in Value of TDS.S in 2008			$(30,265)
Accumulated Balance at Year End:
2,916 TDS.S Shares (including 386 unvested shares)					$81,940
USM Shares:
Changes in Value of USM Shares in 2008			$(36,302)
Accumulated Balance at Year End 1,226 USM Shares (including 82 unvested shares)					$53,012

Aggregate Totals (6)	$138,649	$57,510	$(40,817)	$—	$640,320

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
John E. Rooney
SERP (1)		$35,260	$13,904		$276,762
Salary Deferral (2)
For years prior to 2008 (3)	$6,583		$63,654	$(1,246,954)	$—
2008	$167,164		$4,120		$171,284
Bonus Deferral and Company Match (4):
Bonus Deferral
12,004 USM Shares	$675,000
Company Match in 3,502 USM Shares:		$196,897
(Distribution)—(51,551) shares (5)				$(1,846,027)
Changes in Value in 2008			$(3,197,648)
Accumulated Balance at Year End 31,946 USM Common Shares (including 3,056 unvested shares)					$1,381,345

Aggregate Totals (6)	$848,747	$232,157	$(3,115,970)	$(3,092,981)	$1,829,391

Scott H. Williamson
SERP (1)		$25,298	$18,643		$43,941

Aggregate Totals (6)	$—	$25,298	$18,643	$—	$43.941

LeRoy T. Carlson
SERP (1)			$22,202		$385,628
Bonus Deferral and Company Match (4):
Bonus Deferral 5,249 TDS.S Shares	$202,600
Company Match of 1,522 TDS.S Shares		$58,754
Dividends on Deferred Bonus
674 TDS.S Shares			$18,939
392 TDS Shares			$12,446
Changes in Value in 2008			$(2,180,428)
Accumulated Balance at Year End
49,620 TDS.S Shares (including 1,395 unvested shares)					$1,394,322
30,780 TDS Shares					$977,265

Total Value of Accumulated Balance					$2,371,587

Aggregate Totals (6)	$202,600	$58,754	$(2,126,841)	$—	$2,757,215

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the dollar amount of executive contributions during the last fiscal year. With respect to any deferred salary, includes the actual dollar amount deferred. The entire amount of the salary earned in 2008 is included in column (c) of the Summary Compensation Table, whether or not deferred. Only John E. Rooney and Kenneth R. Meyers deferred a portion of their salary in 2008. The deferred compensation account of an officer employed by TDS is paid six months following the officer's separation from service in the form elected by the officer. The deferred compensation account of an officer employed by U.S. Cellular is paid at the time and in the form elected by the officer.

  With respect to deferred bonus, includes the actual dollar amount of bonus deferred, which amount is also included in column (d) of the Summary Compensation Table. The entire amount of the bonus earned in 2008 (with respect to 2007 performance) is included in column (d) of the Summary Compensation Table, whether or not deferred. LeRoy T. Carlson, Jr., Kenneth R. Meyers, John E. Rooney and LeRoy T. Carlson each deferred a portion of their bonus earned in 2008 (with respect to 2007 performance). The named executive officers employed by TDS receive a distribution of the deferred compensation account at the earlier of the date elected by the officer and the seventh calendar month following the calendar month of the officer's separation from service. The named executive officers employed by USCC receive a distribution of the deferred compensation account at the date elected by the officer.

(c)
Represents the dollar amount of aggregate contributions by TDS or U.S. Cellular during the last fiscal year. With respect to the SERP, represents the actual dollar amount contributed with respect to 2008 for the officer. This is the same as the amount reported in column (i) of the Summary Compensation Table. With respect to the company match, the amounts in 2008 represent the value of the shares credited to such officer. This does not agree with the amount included as stock awards in column (e) of the Summary Compensation Table, which includes the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R rather than the value of the phantom shares as of December 31, 2008.

(d)
Represents the dollar amount of aggregate interest or other earnings accrued during the last fiscal year. With respect to the SERP, represents the actual dollar amount earned in 2008 by the officer, of which any amount that is deemed to be above-market or preferential earnings as defined by SEC rules is included in column (h) of the Summary Compensation Table. With respect to any deferred salary, includes the amount of interest credited to the deferred account for 2008, of which any amount that is deemed to be above-market or preferential earnings as defined by SEC rules is included in column (h) of the Summary Compensation Table. With respect to dividends on bonus deferral and company match, represents the dollar value of the phantom stock units credited to the account of the identified officer as dividends, based on the closing price of the underlying shares on December 31, 2008, the last trading day of the year.

(e)
Represents the aggregate dollar amount of any withdrawals by or distributions to the executive during the last fiscal year. Any such amounts represent withdrawals or distributions of company and/or employee contributions and/or earnings from prior years and are not included in 2008 compensation in the Summary Compensation Table.

(f)
Represents the dollar value of the balance of the executive's account as of the end of the last fiscal year. With respect to the SERP, represents the actual dollar amount in the executive's account as of December 31, 2008. With respect to any deferred salary, represents the actual dollar amount in the executive's account as of December 31, 2008. With respect to bonus deferral and company match, represents the dollar value of the number of phantom stock units held in the executive's account based on the closing price of the underlying shares on December 31, 2008, the last trading day of the year. The stock price used for TDS shares was the closing price of TDS Common Shares of $31.75 and TDS Special Common Shares of $28.10, on December 31, 2008. The stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $43.24 on December 31, 2008. Column (f) includes amounts reported as 2008 compensation in the Summary Compensation Table, as indicated in notes to columns (b) through (d).

Footnotes:

(1)
Each of the identified officers participates in a supplemental executive retirement plan ("SERP"). This plan provides supplemental benefits to the TDS pension plan ("Pension Plan") to offset the reduction of benefits caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. The SERP is a non-qualified deferred compensation plan and is intended to be unfunded. Such officers are credited with earnings on their balances in this nonqualified defined contribution plan. Under the SERP, the deferred balance is credited with an assumed rate of earnings on all items other than the contributions for the current year equal to the yield on ten year BBB rated industrial bonds for the last trading date of the prior year as quoted by Standard & Poor's. The interest rate for 2008 was set as of the last trading date of 2007 at 6.109% per annum, based on the yield on ten year BBB rated industrial bonds at such time. Such rate exceeded 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code) ("AFR"), of 5.68% at such time. Accordingly, pursuant to SEC rules, column (h) of the Summary Compensation Table for 2008 includes the portion of such interest that exceeded the AFR at the time the interest rate is set.

  See "Compensation Discussion and Analysis" for information relating to vesting and distribution of amounts under the SERP.

(2)
Represents deferred salary accounts pursuant to deferred salary compensation agreements with Mr. Meyers and Mr. Rooney. The other officers have not deferred any of their salaries. All of the annual salary is reported in column (c) of the Summary Compensation Table, whether or not deferred. Pursuant to the agreements, Mr. Meyers' and Mr. Rooney's deferred salary accounts are credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary deferred as an employee of U.S. Cellular, plus 1.25 percentage points, until the deferred compensation amount is paid to such person. As required by SEC rules, column (h) of the Summary Compensation Table includes the portion of such interest that exceeded interest calculated using the AFR at the time each monthly interest rate is set.

(3)
Column (e) includes a distribution of Mr. Rooney's account of salary deferred relating to years prior to 2008, including interest, on December 1, 2008.

(4)
The amounts in column (b) represent deferrals of annual bonus. All of the annual bonus earned is reported in column (d), "Bonus," of the Summary Compensation Table, whether or not deferred. The amounts in column (c) represent the value of company match awards credited to such officer. One-third of the phantom stock bonus match units vest with respect to a particular year's deferred bonus on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that the officer is an employee of TDS or U.S. Cellular or an affiliate on such date. If the officer continues as an employee during the entire vesting period, he or she will receive a total bonus match equal to the sum of (i) 25% of amounts deferred up to 50% of such year's bonus and (ii) 33% (33 1/3% in the case of an officer employed by U.S. Cellular) of amounts deferred that exceed 50% of such year's bonus. The vesting of unvested phantom stock units may accelerate under certain circumstances and the effects of such acceleration are disclosed in the "Potential Payments Upon Termination or Change in Control" table below. The FAS 123R expense of the matched stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards."

  A TDS officer will receive in shares an amount equal to his or her vested deferred compensation account balance at the earlier of the date elected by the officer and the seventh calendar month following the calendar month of the officer's separation from service.

  John E. Rooney participates and prior to 2007 Kenneth R. Meyers participated in the U.S. Cellular 2005 Long-Term Incentive Plan. This plan permits participants to defer all or a portion of their annual bonus to a deferred compensation account. Deferred compensation will be deemed invested in phantom USM Common Shares. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," whether or not deferred and deemed invested in phantom stock. The FAS 123R expense of the matched stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards." For further information relating to U.S. Cellular company match awards, see U.S. Cellular's proxy statement for its 2009 annual meeting. A U.S. Cellular officer will receive in shares an amount equal to his or her vested deferred compensation account balance at the date elected by the officer (either the officer's separation from service (subject to the six-month delay required by section 409A of the Internal Revenue Code) or a date specified by the officer).

(5)
Represents a distribution of a portion of Mr. Rooney's account on December 1, 2008. The distribution represented 51,551 gross USM Common Shares, having a value of $1,846,027, based on the closing price at December 1, 2008 of $35.81 per share. Relating to this amount, $1,570,000 had been reported as bonus and $457,655 had been reported as company match compensation, for a total of $2,027,655, in the Summary Compensation Table with respect to periods prior to 2006 under prior SEC rules. The amount distributed is lower than the amounts previously reported due to the decline in the U.S. Cellular stock price. After deduction of shares for taxes, Mr. Rooney received a net of 31,792 USM Common Shares, having a value of $35.81 per share, plus $24 in cash for a fractional share.

(6)
Information relating to amounts included in the above Summary Compensation Table for 2008 is discussed in the above notes. As required by SEC rules, the following is a summary of the amount of the total deferred compensation balances reported as compensation in the Summary Compensation Table in prior years, beginning in 2006, which is the first year in which deferred compensation was reported pursuant to the above table.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
SERP Company Contribution	$39,278	$34,425	$68,051	$25,543	$—
Salary Deferral	—	53,760	298,614	—	—
Excess Interest	159	352	6,990	141	184
Bonus Deferral	230,000	69,215	825,000	—	400,000
Company Match	60,000	17,304	274,691	—	116,000

Total	$329,437	$175,056	$1,473,346	$25,684	$516,184

Potential Payments Upon Termination Or Change-In-Control

        This section discusses, with respect to the executives identified in the Summary Compensation Table, each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to such executive at, following, or in connection with any termination, including resignation, severance, retirement or constructive termination, or a change in control of TDS or a change in the executive officer's responsibilities.

        TDS does not have any plans or policies that provide for severance or other compensation or benefits to the named executive officers upon termination or a Change in Control other than the acceleration of stock awards upon certain events as discussed herein and other than certain agreements described in the footnotes to the Table of Potential Payments upon Termination or Change in Control. However, TDS may enter into agreements or arrangements with officers that provide for severance or other compensation or benefits under circumstances that are negotiated with an officer in connection with the employment or termination of employment of such officer, as discussed below.

        The acceleration of awards is considered to be appropriate under certain qualified termination events or a Change in Control, but TDS does not consider it appropriate to generally provide for other significant severance or similar benefits in such events or to permit the acceleration of awards as a general rule for non-qualified termination events. TDS considers the fact that, unlike many companies that may be widely held, TDS is controlled by the TDS Voting Trust. As a result, TDS does not follow the practices of certain other companies that may provide for substantial benefits upon a termination or a Change in Control as a standard practice. Instead, potential payments upon termination or a Change in Control are designed primarily so that employees are neither harmed nor given a windfall in such circumstances. The acceleration of awards under certain circumstances is intended to motivate executive officers to act in the best long-term interests of TDS.

        With respect to agreements with specific officers, TDS may enter into arrangements that provide for severance or other compensation or benefits under circumstances that are negotiated with such officer in connection with employment or termination of employment. Any such agreement or arrangement is based on the facts and circumstances at the time relating to that particular employment relationship. TDS has entered into certain agreements with the named executive officers as described in the footnotes to the Table of Potential Payments upon Termination or Change in Control.

        The foregoing limited and customized approach to termination payments is consistent with TDS' overall compensation objectives, as discussed herein. These objectives assume that officers will be compensated primarily based on performance during their continued employment with TDS and are designed to motivate executive officers to act in the best long-term interest of TDS, recognizing that TDS is a controlled company. As a result, these objectives do not contemplate providing significant benefits upon or providing significant incentives with respect to qualified termination events or a Change in Control or providing any benefits upon non-qualified termination events. Accordingly, the limited amounts of termination and Change in Control payments provided as discussed herein are taken into account with all other facts and circumstances, but otherwise do not significantly affect decisions relating to other elements of compensation, which are provided consistent with the foregoing compensation objectives assuming continued employment until normal retirement.

Arrangement with Specified Officers

        Except as disclosed below, neither TDS nor its subsidiaries have any agreements with any of the named executive officers providing for severance or other compensation or benefits upon termination or a change in control, provided that certain awards may accelerate upon termination or a change in control as discussed above under Compensation Disclosure and Analysis—Other Benefits and Plans Available to Identified Officers. TDS may enter into limited employment arrangements with newly hired officers, or into employment or similar agreements in connection with the termination of an officer, as discussed below. However, in general, TDS does not enter into employment agreements that provide significant rights or benefits to officers.

        TDS does not have any executory employment, severance or similar agreement with LeRoy T. Carlson, Jr. Accordingly, any payments upon any termination event or change of control will only be made according to the plans described above that are applicable generally to officers. However, TDS has entered into certain arrangements with Kenneth R. Meyers and LeRoy T. Carlson that are currently executory in whole or in part, as discussed below. Accordingly, the below table of Potential Payments upon Termination or Change in Control includes such arrangements, in addition to the provisions that will be applicable generally under the plans discussed above.

Table of Potential Payments upon Termination or Change in Control

        The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with any termination of employment including by resignation, retirement, disability or a constructive termination of a named executive officer, or a Change in Control or a change in the named executive officer's responsibilities. However, in accordance with SEC regulations, the following does not report any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms, or operation in favor of our executive officers and which is available generally to all employees. Also, the following table does not repeat information disclosed above under the Nonqualified Deferred Compensation table or the Outstanding Equity Awards at Fiscal Year-End table, except to the extent that the amount payable to the named executive officer would be enhanced or accelerated by the termination event.

        The following table provides quantitative disclosure, assuming that the triggering event took place on December 31, 2008 and, if applicable, that the price per share of the registrant's securities is the closing market price as of December 31, 2008, the last trading day in 2008. All of John E. Rooney's awards granted prior to 2009 other than bonus match awards have vested pursuant to an agreement with U.S. Cellular. See footnote (3) to the below table. With respect to the other officers, because all of the options granted by TDS prior to 2008 are exercisable as of December 31, 2008, no additional amounts would become payable with respect to TDS options granted prior to 2008 upon any termination or Change in Control. However, additional payments may become due as a result of the acceleration of the vesting of restricted stock units and/or bonus match units granted by TDS or U.S. Cellular, or options granted by TDS during 2008 or by U.S. Cellular, upon the following triggering events: (i) a qualified disability (for restricted stock units and bonus match awards but not options), (ii) death (for restricted stock units and bonus match awards but not options), (iii) a Change in Control (as defined above) and (iv) a qualified retirement (for restricted stock units and options granted by either TDS or U.S. Cellular and bonus match awards granted by U.S. Cellular but not bonus match awards granted by TDS) (collectively, "Triggering Events"). No such additional payments would be made in the event of any other termination of employment or service. In addition, the below table identifies other payments that have been, will be or would be made pursuant to certain agreements as discussed below.

Table of Potential Payments upon Termination or Change in Control

Name (a)	Early Vesting of Options ($) (b)	Early Vesting of Restricted Stock Units ($) (c)	Early Vesting of Bonus Stock Match Units ($) (d)	Other ($) (e)	Total ($) (f)
LeRoy T. Carlson, Jr.
Options
2008 Options for 226,425 TDS.S Shares (1)	—				—
Restricted Stock Units
2008 Award of 32,735 TDS.S Shares		$919,854			$919,854
2007 Award of 20,873 TDS.S Shares		$586,531			$586,531
Bonus Stock Match Units
812 TDS.S Shares			$22,817		$22,817

Aggregate Totals	—	$1,506,385	$22,817	—	$1,529,202

Kenneth R. Meyers (2)
Options
2008 Options for 93,000 TDS.S Shares (1)	—
2006 Options for 15,213 USM Common Shares	—
2005 Options for 8,600 USM Common Shares	—
Restricted Stock Units
2008 Award of 13,448 TDS.S Shares		$377,889			$377,889
2007 Award of 8,423 TDS.S Shares		$236,686			$236,686
2006 Award of 3,163 USM Shares		$136,768			$136,768
Bonus Stock Match Units
386 TDS.S Shares			$10,847		$10,847
82 USM Common Shares			$3,546		$3,546

Aggregate Totals	—	$751,343	$14,393	—	$765,736

John E. Rooney (3)
Options	—				—
Restricted Stock Units		—			—
Bonus Stock Match Units
3,056 USM Shares			$132,141		$132,141

Aggregate Totals	—	—	$132,141	—	$132,141

Scott H. Williamson
Options
2008 Options for 68,500 TDS.S Shares (1)	—				—
Restricted Stock Units
2008 Award of 9,904 TDS.S Shares		$278,302			$278,302
2007 Award of 6,406 TDS.S Shares		$180,009			$180,009

Aggregate Totals	—	$458,311	—	—	$458,311

LeRoy T. Carlson(4)
Options
2008 Options for 41,500 TDS.S Shares (1)	—				—
Restricted Stock Units
2008 Award of 7,715 TDS.S Shares		$216,792			$216,792
2007 Award of 5,621 TDS.S Shares		$157,950			$157,950
Bonus Stock Match Units
1,395 TDS.S Shares			$39,199		$39,199
Potential annual payments on retirement				$159,000	$159,000

Aggregate Totals	—	$374,742	$39,199	$159,000	$572,941

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the maximum potential value of accelerated options assuming that a Triggering Event took place on December 31, 2008 and that the price per share of the registrant's securities is the closing market price as of December 31, 2008, the last trading day in 2008. The stock price used for TDS Special Common Shares was the closing price of TDS Special Common Shares of $28.10 on December 31, 2008 and the stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $43.24 on December 31, 2008.

(c)
Represents the maximum value of accelerated restricted stock units assuming that a Triggering Event took place on December 31, 2008 and that the price per share of the registrant's securities is the closing market price as of December 31, 2008, the last trading day in 2008. The stock price used for TDS Special Common Shares was the closing price of TDS Special Common Shares of $28.10 on December 31, 2008. The stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $43.24 on December 31, 2008. Accordingly, an expense with respect to such shares is also included in column (e), "Stock Awards," in the Summary Compensation Table.

(d)
Represents the maximum potential value of accelerated bonus match units assuming that a Triggering Event took place on December 31, 2008 and that the price per share of the registrant's securities is the closing market price as of December 31, 2008, the last trading day in 2008. The stock price used for TDS Special Common Shares was the closing price of TDS Special Common Shares of $28.10 on December 31, 2008. The stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $43.24 on December 31, 2008.

(e)
Includes payments or potential payments with respect to LeRoy T. Carlson, as discussed in Note (4) below.

(f)
Represents the total of columns (b) through (e).

  Although TDS has attempted to make a reasonable estimate (or a reasonable estimated range of amounts) applicable to the payment or benefit based on the disclosed material assumptions, the calculation of the foregoing represents forward-looking statements that involve risks, uncertainties and other factors that may cause actual results to be significantly different from the amounts expressed or implied by such forward looking statements. Such risks, uncertainties and other factors include those set forth under "Risk Factors" in TDS' Form 10-K for the year ended December 31, 2008.

  Perquisites and other personal benefits or property payable upon termination or change in control are excluded only if the aggregate amount of such compensation will be less than $10,000. A perquisite or personal benefit is specifically identified only if it exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for an officer. Any perquisite or benefit is valued on the basis of the aggregate incremental cost of such perquisite or personal benefit to TDS.

  No information is provided with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers of the registrant and that are available generally to all employees.

Footnotes:

(1)
Represents the potential acceleration of the 2008 Options, which otherwise become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date. However, no dollar amount is reflected in the table because the exercise price of the TDS.S shares of $35.35 exceeded the closing price of the TDS.S shares on December 31, 2008 of $28.10 per share. In addition, with respect to Kenneth R. Meyers, includes the potential acceleration of unvested USM options. However, no dollar amount is reflected in the table because the exercise price of the USM options ($59.43 for 2006 options and $45.63 for 2005 options) exceeded the closing price of the USM shares on December 31, 2008 of $43.24 per share.

(2)
Kenneth R. Meyers was appointed Executive Vice President and Chief Financial Officer of TDS effective January 1, 2007. In connection therewith, he relinquished the position of Executive Vice President—Finance, Chief Financial Officer and Treasurer of U.S. Cellular effective December 31, 2006. Because TDS is an affiliate, this did not trigger any termination or other payments to Mr. Meyers. In connection with Mr. Meyers' change in employment to TDS from U.S. Cellular, TDS entered into a Retention Agreement with Kenneth R. Meyers as of December 4, 2006 with respect to Mr. Meyers' unvested U.S. Cellular options and restricted stock units. Reference is made to TDS' Form 8-K dated November 30, 2006 for further information and a copy of such agreement and to TDS' Form 8-K dated December 22, 2008 for an amendment to this agreement. This agreement provides that, in the event of a qualified termination of Mr. Meyers' employment with TDS on or after January 1, 2007, TDS will make certain payments to Mr. Meyers. A qualified termination is a termination by TDS without cause, as defined in such agreement, or by Mr. Meyers for good reason, as defined in such agreement. The payment would consist of the sum of (1) the difference between the fair market value and the exercise price of specified unvested options to acquire USM Common Shares held by Mr. Meyers which are cancelled and (2) the fair market value of specified unvested restricted stock units with respect to USM Common Shares held by Mr. Meyers which are forfeited, in each case as a result of the qualified termination of Mr. Meyers' employment with TDS. Assuming a qualified termination on December 31, 2008 and assuming the closing stock price at December 31, 2008 is used for all payments, the payment that Mr. Meyers would have received under this agreement would be the same as the amounts reported in the above table with respect to U.S. Cellular awards (other than the amounts related to U.S. Cellular bonus stock match units), or a total of $136,768, based on the closing price of USM Common Shares as of December 31, 2008 of $43.24 per share. However, all payments under this agreement would be made by TDS rather than U.S. Cellular.

  The following table shows the calculation of this amount:

Award (Per Share Exercise Price of Options)	Number of Shares Underlying Specified Awards that are Unvested at 12/31/08	Value at 12/31/08 based on $43.24 per share	Less Aggregate Exercise Price	Amount that would have been Payable at 12/31/08 (if positive)
2006 USM Common Shares ($59.43)	15,213	$657,810	$904,109	$—
2005 USM Common Shares ($45.63)	8,600	$371,864	$392,418	$—

Subtotal Options	23,813			$—

2006 USM Restricted Stock Units	3,163	$136,768	$—	$136,768

Total	N/A			$136,768

    (3)
    U.S. Cellular has certain arrangements with John E. Rooney relating to vesting of options and restricted stock units. Reference is made to U.S. Cellular's Form 8-K dated March 26, 2000 for further information. All option and restricted stock unit awards granted after April 10, 2006 vest six months after the date of grant, as discussed above. Accordingly, Mr. Rooney would have no further benefits or acceleration as a result of termination or Change in Control, except with respect to bonus stock match units as set forth in the above table.

    (4)
    TDS has entered into an agreement, as amended, with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire from TDS. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by TDS as a part-time consultant (for not more than 60 hours in any month) until his death or disability. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, TDS can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. TDS may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of TDS within the continental United States. No amounts have ever been paid or become payable under this agreement. Column (e) includes the annual amount that Mr. Carlson would receive in 2008 assuming he began receiving such payments in 2008. This amount represents $75,000, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area through 2008, which is approximately $159,000. This amount would increase on an annual basis in 2010 and each year thereafter at increments equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area until such payments ceased pursuant to the foregoing agreement. Reference is made to TDS' Registration Statement on Form S-2 (No. 2-92307) for a copy of this agreement and to TDS' Form 8-K dated December 22, 2008 for an amendment to this agreement.

Compensation of Directors

        The following table shows, as to directors who are not executive officers of TDS, certain information regarding director compensation.

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
James Barr III (1)	$—	—	—	—	—	$327,624	$327,624
Letitia G. Carlson ,M.D.	$58,000	$82,496	—	—	—	$124	$140,620
Prudence E. Carlson	$28,500	$37,500	—	—	—	$124	$66,124
Walter C.D. Carlson	$120,000	$82,496	—	—	—	$124	$202,620
Gregory P. Josefowicz	$72,000	$82,496	—	—	—	$124	$154,620
Donald C. Nebergall	$84,750	$82,496	—	—	—	$124	$167,370
George W. Off	$113,250	$82,496	—	—	—	$124	$195,870
Christopher D. O'Leary	$75,500	$82,496	—	—	—	$124	$158,120
Mitchell H. Saranow	$95,000	$82,496	—	—	—	$124	$177,620
Herbert S. Wander	$109,250	$82,496	—	—	—	$124	$191,870

Explanation of Columns:

(a)
Includes each director unless such director is an executive officer whose compensation, including any compensation for service as a director, is fully reflected in the Summary Compensation Table. Accordingly, this includes only non-employee directors. Directors who are employees of TDS or its subsidiaries are identified in the Summary Compensation Table. Such directors do not receive director fees or compensation except for director life insurance, as disclosed in the Summary Compensation Table. James Barr III was an employee until March 24, 2007, and thereafter received fees for consulting services to TDS, as discussed below.

(b)
Includes the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee and/or chairmanship fees, and meeting fees.

(c)
Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. The following table discloses certain additional information with respect to stock awards to non-employee directors. The below amounts do not agree with the above amounts because the below amount is the grant date value of shares awarded in March 2008 based on the closing price of TDS Special Common Shares of $43.10 on February 28, 2008, whereas the above amount is the amount of expense pursuant to FAS 123R, which includes the below amounts plus an accrual for the period from March 1, 2008 through December 31, 2008 representing 10/12 of the stock award that will be made in March 2009.

Name	Aggregate Number of awards of TDS Special Common Shares outstanding at December 31, 2008	Aggregate Number of TDS Special Common Shares underlying Stock Awards Granted in 2008	Aggregate Grant Date Fair Value of Stock Awards in 2008
James Barr III	—	—	$—
Letitia G. Carlson, M.D.	—	1,044	$44,996
Prudence E. Carlson	—	—	$—
Walter C.D. Carlson	—	1,044	$44,996
Gregory P. Josefowicz	—	1,044	$44,996
Donald C. Nebergall	—	1,044	$44,996
George W. Off	—	1,044	$44,996
Christopher D. O'Leary	—	1,044	$44,996
Mitchell H. Saranow	—	1,044	$44,996
Herbert S. Wander	—	1,044	$44,996

  Shares due with respect to stock awards for retainers or meeting fees are issued promptly after the date upon which the awards become effective and, accordingly, there are no awards outstanding at the end of the fiscal year.

(d)
This column is not applicable because non-employee directors do not receive options.

(e)
This column is not applicable because non-employee directors do not participate in any non-equity incentive plans, as defined by SEC rules.

(f)
This column is not applicable because non-employee directors do not participate in any pension plans or receive any earnings on deferred compensation.

(g)
Represents the dollar value of insurance premiums paid by, or on behalf of, TDS during the fiscal year with respect to life insurance for the benefit of such director, which, except with respect to James Barr III, is the only category of other compensation. Also includes consulting fees paid to James Barr III. See note (1) below.

(h)
Represents the sum of all amounts reported in columns (b) through (g).

Footnotes:

(1)
Mr. Barr relinquished his position as President and Chief Executive Officer of TDS Telecom effective January 1, 2007. He remained on TDS Telecom's payroll until March 23, 2007 and retired on March 24, 2007. On March 6, 2006, TDS and James Barr III entered into an amendment of an arrangement relating to Mr. Barr's employment and retirement. Reference is made to TDS' Form 8-K dated March 6, 2006 for further information. Under the amended arrangement, because Mr. Barr remained employed with TDS Telecom until at least March 31, 2005, the agreement provided that (i) all of Mr. Barr's stock options became fully vested on the date of his retirement and (ii) TDS will pay Mr. Barr a sum equal to his then current annual salary in twenty-four equal monthly installments, with the initial six installments to be paid on or as soon as administratively practicable following the six month anniversary of his retirement and the remaining 18 installments to be paid each month after the six month anniversary of his retirement. Mr. Barr is required to provide consulting services to TDS during such period in consideration for such payments. Upon his retirement, all of his options vested pursuant to the foregoing agreement. Mr. Barr's 2005 and 2006 restricted stock awards also vested upon his retirement in accordance with such award agreements. Although Mr. Barr is now a non-employee director, he did not receive director fees because he received consulting fees pursuant to the foregoing arrangement. Mr. Barr received consulting fees of $327,500 in 2008, which is included above in Column (g), "All Other Compensation," pursuant to SEC rules. He also received the same amount in 2007, except that this amount consisted of salary through

  March 23, 2007 and consulting fees thereafter in 2007. Mr. Barr received consulting fees until March 24, 2009, after which time Mr. Barr will receive director fees as a non-employee director, as described in the below narrative disclosure.

Narrative Disclosure to Director Compensation Table

        The following provides additional information with respect to director compensation. All director compensation is approved by the full board of directors.

        The board of directors has approved a Compensation Plan for Non-Employee Directors (the "Directors Plan"). A non-employee director is a director of TDS who is not an employee of TDS, U.S. Cellular, TDS Telecom or any other affiliate of TDS. The purpose of the Directors Plan is to provide reasonable compensation to non-employee directors for their services to TDS, and to induce qualified persons to serve as non-employee members of the board of directors. This plan was amended by the TDS board of directors on May 22, 2008 and January 20, 2009, and is being submitted for approval by TDS shareholders at the 2009 annual meeting as Proposal 2. The following describes the amended plan.

        Non-employee directors will receive an annual director's retainer fee of $55,000 paid in cash. Non-employee directors also will receive an annual stock award of $55,000 paid in the form of TDS Special Common Shares, which will be distributed in March on or prior to March 15 of each year, beginning March 2009, for services performed during the 12 month period that commenced on March 1 of the immediately preceding calendar year and ended on the last day of February of the calendar year of payment. The number of shares will be determined on the basis of the closing price of TDS Special Common Shares for the last trading day in the month of February of each year. Notwithstanding the foregoing, the annual director's stock award to be distributed in March 2009 will be distributed $45,000 in the form of TDS Special Common Shares and $10,000 in the form of cash.

        The Chairperson of the board of directors will receive an additional annual retainer fee of $45,000, paid in cash.

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, and the Chairperson will receive an annual committee retainer fee of $22,000.

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, and the Chairperson will receive an annual committee retainer fee of $14,000.

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, and the Chairperson will receive an annual committee retainer fee of $10,000.

        Non-employee directors also will receive a meeting fee of $1,750 for each board or committee meeting attended.

        Upon approval of this amended Directors Plan by shareholders, directors will have the authority without further shareholder approval to further amend the Directors Plan from time to time, including amendments to increase the amount of the compensation payable in Special Common Shares from time to time, provided that the total number of Special Common Shares issued under the Plan may not exceed the amount previously approved by shareholders.

        Under the Directors Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each quarter. Fees for all board and committee meetings will be paid in cash on a quarterly basis, as of the last day of each quarter.

        The TDS board of directors originally reserved 75,000 Special Common Shares of TDS for issuance pursuant to the Directors Plan, of which approximately 32,500 Special Common Shares have been issued as of February 28, 2009. As described in Proposal 2, the board of directors authorized the issuance of an additional 50,000 Special Common Shares, which increases the maximum number of shares that may be issued under this plan to 125,000, less shares previously issued.

        In addition, TDS pays life insurance premiums to provide life insurance of $100,000 for each of its directors. Except for such life insurance premiums, directors who are also employees of TDS or any affiliate do not receive any compensation for services rendered as directors.

        Directors are also reimbursed for travel and expenses incurred in attending board and committee meetings, director education and other Board or company related matters pursuant to TDS' travel and expense reimbursement policy. TDS also reimburses directors for the cost of attending director education programs.

        None of the directors had stock awards or option awards outstanding at fiscal year end.

        Except for life insurance coverage, directors who are executive officers of TDS do not receive fees or compensation as directors. The compensation of such directors and officers who are named executive officers is disclosed in the tables under Executive and Director Compensation above.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee has responsibilities relating to the compensation of the executive officers of TDS (other than executive officers employed by U.S. Cellular or any of its subsidiaries), including the review of salary, bonus, long-term compensation and all other compensation. The members of the Compensation Committee are Herbert S. Wander (chairperson), Gregory P. Josefowicz, George W. Off and Christopher D. O'Leary. Such persons are independent, as discussed above. None of such persons was, during 2008 or during any of the preceding three years, an officer or employee of TDS (or its affiliates), or had any relationship requiring disclosure by TDS under any paragraph of Item 404 of SEC Regulation S-K.

        Long-term compensation for executive officers who are employees of U.S. Cellular is approved by the stock option compensation committee of U.S. Cellular. The stock option compensation committee of U.S. Cellular is composed of directors of such subsidiary who are neither officers nor employees of TDS or any of its subsidiaries nor directors of TDS. The annual compensation of U.S. Cellular's President and Chief Executive Officer, Mr. Rooney, is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular. LeRoy T. Carlson, Jr. is also President and CEO of TDS. Mr. Carlson is a member of the board of directors of TDS, U.S. Cellular, and TDS Telecom. He is also the Chairman of TDS Telecom and, as such, approves the executive officer annual compensation decisions for TDS Telecom other than the President and CEO of TDS Telecom, and recommends the annual compensation of the President and CEO of TDS Telecom to the TDS Compensation Committee. David A. Wittwer, deemed by SEC rules to be an executive officer of TDS, was the President and CEO of TDS Telecom in 2008. Mr. Carlson is compensated by TDS for his services to TDS and all its subsidiaries, including U.S. Cellular. However, U.S. Cellular effectively reimburses TDS for a portion of such compensation as part of a management fee pursuant to an intercompany agreement between TDS and U.S. Cellular, as discussed above. Further information is included in the proxy statement of U.S. Cellular for its 2009 annual meeting of shareholders.

Certain Relationships and Related Transactions

        In addition to such compensation committee interlocks and insider participation in compensation decisions, TDS and certain related parties are involved in the following relationships and transactions.

        The following persons are partners of Sidley Austin LLP, the principal law firm of TDS, U.S. Cellular and their subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of a voting trust that controls TDS and U.S. Cellular, the non-executive Chairman of the Board and member of the board of directors of TDS and a director of U.S. Cellular; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries. TDS, U.S. Cellular and their subsidiaries incurred legal expenses from Sidley Austin LLP of $12.0 million in 2008, $11.2 million in 2007 and $12.0 million in 2006.

        The Audit Committee of the board of directors is responsible for the review and oversight of all related party transactions, as such term is defined by the rules of the New York Stock Exchange.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2008 regarding TDS Common Shares and TDS Special Common Shares that may be issued under equity compensation plans currently maintained by TDS.

Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options and rights	(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)
TDS Common Shares	46,512	N/A	932,071
Tandem TDS Common Shares and TDS Special Common Shares	987,072	$81.03	-0-
TDS Special Common Shares	2,929,166	$44.77	5,603,626
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total
TDS Common Shares	46,512	N/A	932,071
Tandem TDS Common Shares and TDS Special Common Shares	987,072	$81.03	-0-
TDS Special Common Shares	2,929,166	$44.77	5,603,626

Explanation of Columns:

(a)
Represents the number of securities to be issued upon the exercise of outstanding options or pursuant to unvested restricted stock units and vested and unvested phantom stock units.

(b)
Represents the weighted-average exercise price of all outstanding options, warrants and rights, including tandem options and TDS Special Common Share options. Restricted stock units and phantom stock units do not have any exercise price.

(c)
Represents the number of securities remaining available for future issuance under the plan, other than securities to be issued upon the exercise of the outstanding options or pursuant to restricted stock units and phantom stock units disclosed in column (a).

Footnotes:

(1)
This includes the following plans that have been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)	Total
2004 Long-Term Incentive Plan
TDS Common Shares	46,512	932,071	978,583
Tandem TDS Common Shares and TDS Special Common Shares	987,072	-0-	987,072
TDS Special Common Shares	2,929,166	5,371,448	8,300,614
2009 Employee Stock Purchase Plan
TDS Special Common Shares	-0-	175,000	175,000
2003 Employee Stock Purchase Plan
TDS Special Common Shares	-0-	-0-	-0-
Compensation Plan for Non-Employee Directors
TDS Special Common Shares	-0-	57,178	57,178
Total
TDS Common Shares	46,512	932,071	978,583
Tandem TDS Common Shares and TDS Special Common Shares	987,072	-0-	987,072
TDS Special Common Shares	2,929,166	5,603,626	8,532,792

  As a result of the TDS Special Common Share dividend in 2005, all options to purchase Common Shares as of May 13, 2005 under the 2004 Long-Term Incentive Plan, whether vested or unvested, were adjusted into tandem options. The tandem options provide that upon exercise, the optionee will acquire the number of TDS Common Shares originally subject to the option plus an equal number of TDS Special Common Shares for the original exercise price.

  The 2003 Employee Stock Purchase Plan expired December 31, 2008. This was replaced by the 2009 Employee Stock Purchase Plan effective January 1, 2009.

  See Note 21—Stock Based Compensation, in the notes to the consolidated financial statements included in our 2008 Annual Report to Shareholders for certain information about these plans, which is incorporated by reference herein.

  The material terms of the Compensation Plan for Non-Employee Directors are set forth above under "Compensation of Directors" and are incorporated by reference herein. Also, see Proposal 2, which includes a request of shareholders to authorize 50,000 additional shares for this plan. These 50,000 additional shares are not included in the above amounts as of December 31, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On February 28, 2009 TDS had outstanding and entitled to vote 51,646,391 Common Shares, par value $.01 per share (excluding 4,951,166 Common Shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS); 54,090,003 Special Common Shares, par value $.01 per share (excluding 8,868,409 Special Common shares held by TDS and 484,012 Special Common Shares held by a subsidiary of TDS); 6,460,792 Series A Common Shares, par value $.01 per share; and 8,525 Preferred Shares, par value $.01 per share.

        Each of the outstanding Common Shares and Preferred Shares is entitled to one vote and each of the outstanding Series A Common Shares is entitled to ten votes. Accordingly, the voting power of all outstanding Series A Common Shares was 64,607,920 votes. The total voting power of all outstanding shares of all classes of capital stock was 116,262,836 votes at February 28, 2009 with respect to matters other than the election of directors.

        Each of the outstanding Special Common Shares is entitled to one vote per share in the election of 25 percent of the directors plus one director (or four of the twelve present directors). Other than as required by law, holders of Special Common Shares do not have any right to vote on any matters except in the election of certain directors, as described above.

Security Ownership of Management

        The following table sets forth as of February 28, 2009, or the latest practicable date, the number of Common Shares, Special Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of TDS, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson(3)	Special Common Shares Series A Common Shares	6,065,661 6,105,864	11.2% 94.5%	5.4% 5.4%	— 52.5%
LeRoy T. Carlson(4)(11)	Common Shares Special Common Shares Series A Common Shares	271,228 370,933 53,833	* * *	* * *	* — *
LeRoy T. Carlson, Jr.(5)(11)	Common Shares Special Common Shares Series A Common Shares	485,978 918,864 18,102	* 1.7% *	* * *	* — *
Walter C.D. Carlson(6)	Common Shares Special Common Shares Series A Common Shares	5,911 10,420 891	* * *	* * *	* — *
Letitia G. Carlson, M.D.(7)	Common Shares Special Common Shares Series A Common Shares	2,140 6,056 963	* * *	* * *	* — *
Prudence E. Carlson (8)	Common Shares Special Common Shares Series A Common Shares	11 55,900 179,262	* * *	* * *	* — *
Kenneth R. Meyers(9)(11)	Common Shares Special Common Shares	3,000 58,389	* *	* *	* —
James Barr III	Common Shares Special Common Shares	9,747 15,729	* *	* *	* —
Donald C. Nebergall(10)	Common Shares Special Common Shares Series A Common Shares	3,350 7,458 1,067	* * *	* * *	* — *
Herbert S. Wander	Common Shares Special Common Shares	3,159 6,186	* *	* *	* —
George W. Off	Common Shares Special Common Shares	4,391 7,487	* *	* *	* —
Gregory P. Josefowicz	Common Shares Special Common Shares	— 2,682	— *	— *	— —
Christopher D. O'Leary	Common Shares Special Common Shares	— 3,104	— *	— *	— —
Mitchell H. Saranow	Common Shares Special Common Shares	1,926 4,945	* *	* *	* —
John E. Rooney	Common Shares Special Common Shares	2,793 1,355	* *	* *	* —
Scott H. Williamson(11)	Common Shares Special Common Shares	61,094 193,771	* *	* *	* —
Other executive officers (9)(11)(12)	Common Shares Special Common Shares Series A Common Shares	121,671 296,107 —	* * —	* * —	* — —
All directors, director nominees and executive officers as a group (20 persons)(9)(11)	Common Shares Special Common Shares Series A Common Shares	976,399 8,025,047 6,359,982	1.9% 14.8% 98.4%	* 7.2% 5.7%	* — 54.7%

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Except with respect to customary brokerage agreement terms pursuant to which shares in a brokerage account are pledged as collateral security for the repayment of debit balances, none of the above shares are pledged as security, unless otherwise specified.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under a voting trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. Under the terms of the voting trust, the trustees hold and vote the TDS Special Common and Series A Common Shares held in the trust. If the voting trust were terminated, the following individuals, directly or indirectly, would each be deemed to own beneficially more than 5% of the outstanding TDS Series A Common Shares: LeRoy T. Carlson, Jr., Catherine Mouly (wife of LeRoy T. Carlson, Jr.), Walter C.D. Carlson, Prudence E. Carlson, Richard Beckett (husband of Prudence E. Carlson), and Letitia G. Carlson, M.D.

(4)
Includes 9,168 Special Common Shares and 53,833 Series A Common Shares held by Mr. Carlson's wife. Does not include 29,277 Special Common Shares and 33,122 Series A Common Shares held for the benefit of LeRoy T. Carlson or 188,634 Special Common and 189,650 Series A Common Shares held for the benefit of Mr. Carlson's wife (an aggregate of 217,911 Special Common Shares, or 0.4% of class, and 222,772 Series A Common Shares, or 3.4% of class) in the voting trust described in footnote (3).

(5)
Includes 1,158 Common Shares, 6,444 Special Common Shares and 5,283 Series A Common Shares held by Mr. Carlson's wife outside the voting trust.

  Special Common Shares in Voting Trust.    Does not include 1,813,385 Special Common Shares (3.4% of class) held in the voting trust described in footnote (3), of which 710,240 shares are held for the benefit of LeRoy T. Carlson, Jr. and 685,143 shares are held by a family partnership, of which Mr. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,817,430 Series A Common Shares (28.1% of class) held in the voting trust described in footnote (3), of which 174,993 shares are held for the benefit of LeRoy T. Carlson, Jr. and 1,549,227 shares are held by a family partnership, of which Mr. Carlson is a general partner.

(6)
Special Common Shares in Voting Trust.    Does not include 1,896,585 Special Common Shares (3.5% of class) held in the voting trust described in footnote (3), of which shares 1,094,947 are held for the benefit of Walter C.D. Carlson and 685,143 shares are held by a family partnership, of which Mr. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,913,204 Series A Common Shares (29.6% of class) held in the voting trust described in footnote (3), of which shares 1,110,497 are held for the benefit of Walter C.D. Carlson and 686,534 shares are held by a family partnership, of which Mr. Carlson is a general partner.

(7)
Special Common Shares in Voting Trust.    Does not include 1,839,312 Special Common Shares (3.4% of class) held in the voting trust described in footnote (3), of which shares 1,056,483 are held for the benefit of Letitia G. Carlson, M.D. and 685,143 shares are held by a family partnership, of which Dr. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,842,545 Series A Common Shares (28.5% of class) held in the voting trust described in footnote (3), of which 1,052,463 shares are held for the benefit of Letitia G. Carlson, M.D. and 686,534 shares are held by a family partnership, of which Dr. Carlson is a general partner.

(8)
Special Common Shares in Voting Trust.    Does not include 1,716,855 Special Common Shares (3.2% of class) held in the voting trust described in footnote (3), of which 999,227 shares are held for the benefit of Prudence E. Carlson and 685,475 shares are held by a family partnership, of which Ms. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,718,204 Series A Common Shares (26.6% of class) held in the voting trust described in footnote (3), of which 1,691,177 shares are held by a family partnership, of which Ms. Carlson is a general partner.

(9)
Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(10)
Does not include shares held in the Voting Trust, which are included in the shares described in footnote (3), that are reported by the Voting Trust. Such shares include 484 Common Shares, 448,449 Special Common (0.8% of class) and 447,864 Series A Common Shares (6.9% of class) held by Mr. Nebergall as trustee under trusts ("Trusts") for the benefit of the heirs of LeRoy T. Carlson (Chairman Emeritus of TDS) and his wife, Margaret D. Carlson, which heirs include LeRoy T. Carlson, Jr. (director and President and CEO of TDS), Walter C.D. Carlson (director and non-executive Chairman of the Board of TDS), Letitia G. Carlson (director of TDS), Prudence E. Carlson (director of TDS) and/or their heirs. Such shares are held by Mr. Nebergall as a trustee in a fiduciary capacity, in which he has no beneficial interest. However, shares held in the Voting Trust also include 291 Special Common Shares and 291 Series A Common Shares held for the benefit of Donald C. Nebergall. In addition, Mr. Nebergall's wife owns 767 Special Common Shares in the Voting Trust, which is reported by the Voting Trust. Mr. Nebergall disclaims beneficial ownership of shares (less than 5,000 Series A Common Shares and less than 5,000 Special Common Shares) held by other family members of Mr. Nebergall in the Voting Trust, none of which share the same household as Mr. Nebergall. All shares held in the Voting Trust are voted by the trustees of the Voting Trust, and not by Mr. Nebergall. Since the creation of the Trusts, Mr. Nebergall has withdrawn $1,000 per year from each trust in compensation for his services as trustee. These are not arrangements with or compensation from TDS or any other member of the TDS Consolidated Group.

(11)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: LeRoy T. Carlson, 180,331 shares; LeRoy T. Carlson, Jr., 458,366 shares; Kenneth R. Meyers, 0 shares; Scott H. Williamson, 55,543 shares; all other executive officers, 74,229 shares; and all directors and executive officers as a group 768,469 shares. Includes the following number of Special Common Shares that may be purchased pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: LeRoy T. Carlson, 277,574 shares; LeRoy T. Carlson, Jr., 851,352 shares; Kenneth R. Meyers, 52,942 shares; Scott H. Williamson, 187,663 shares; all other executive officers, 257,688 shares; and all directors and executive officers as a group 1,627,219 shares. Includes the following number of Common Shares underlying phantom stock units: LeRoy T. Carlson, 30,780 shares; LeRoy T. Carlson, Jr., 12,474 shares; Kenneth R. Meyers, 0 shares; Scott H. Williamson, 0 shares; all other executive officers, 0 shares; and all directors and executive officers as a group 43,254 shares. Includes the following number of Special Common Shares underlying phantom stock units: LeRoy T. Carlson, 48,225 shares; LeRoy T. Carlson, Jr., 22,084 shares; Kenneth R. Meyers, 2,530 shares; Scott H. Williamson, 0 shares; all other executive officers, 0 shares; and all directors and executive officers as a group 72,839 shares.

(12)
Includes shares held by the other executive officers identified in the above list of executive officers: David A. Wittwer, Douglas D. Shuma, Kurt B. Thaus, C. Theodore Herbert and Joseph R. Hanley.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2009 or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS' stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

Shareholder's Name and Address	Title of Class or Series	Shares of Class or Series Owned	Percent of Class		Percent of Shares of Common Stock		Percent of Voting Power(1)
Southeastern Asset Management, Inc.(2)(3) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Common Shares Special Common Shares	3,075,748 15,425,095	6.0 28.5	% %	2.7 13.7	% %	2.6% —
Capital Research Global Investors(4)(5)(7) 333 South Hope Street Los Angeles, CA 90071	Common Shares Special Common Shares	5,619,300 5,232,900	10.9 9.7	% %	5.0 4.7	% %	4.8% —
Capital World Investors(6)(7) 333 South Hope Street Los Angeles, CA 90071	Special Common Shares	3,493,100	6.5%		3.1%		—
GAMCO Investors, Inc.(8)(9) One Corporate Center Rye, NY 10580	Common Shares Special Common Shares	4,905,554 3,237,346	9.5 6.0	% %	4.4 2.9	% %	4.2% —
Barclays Global Investors, NA(10) 45 Freemont Street San Francisco, CA 94105	Common Shares	4,807,196	9.3%		4.3%		4.1%
Wallace R. Weitz & Company(11) 1125 South 103rd Street, Suite 600 Omaha, NE 68124-6008	Special Common Shares	2,928,200	5.4%		2.6%		—
State Street Bank and Trust Company (12) State Street Financial Center One Lincoln Street Boston, MA 02111	Common Shares	2,730,547	5.3%		2.4%		2.3%

(1)
Represents voting power in matters other than election of directors.

(2)
Based on a Schedule 13D (Amendment No. 16) filed with the SEC, Southeastern Asset Management, Inc. ("SEAM") reports that it has sole power to vote or direct the vote of 1,310,148 Common Shares and shared power to vote 1,530,800 Common Shares and no power to vote with respect to 234,800 Common Shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 1,538,948 Common Shares and shared power to dispose or direct the disposition of 1,530,800 Common Shares, and no power of disposition with respect to 6,000 Common Shares. The Common Shares for which voting and dispositive power is shared are owned by Longleaf Partners Fund.

(3)
Based on a Schedule 13D (Amendment No. 15) filed with the SEC, Southeastern Asset Management reports that it has sole power to vote or direct the vote of 7,959,558 Special Common Shares and shared power to vote 5,666,200 Special Common Shares and no power to vote with respect to 1,799,337 Special Common Shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 9,752,895 Special Common Shares and shared power to dispose or direct the disposition of 5,666,200 Special Common Shares, and no power of disposition with respect to 6,000 Special Common Shares. The Special Common Shares for which voting and dispositive power is shared are owned by Longleaf Partners Fund.

(4)
Based on the most recent Schedule 13G (Amendment No. 1) filed with the SEC. In such Schedule 13G, Capital Research Global Investors reports that it has sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of, 5,619,300 Common Shares.

(5)
Based on the most recent Schedule 13G (Amendment No. 1) filed with the SEC. In such Schedule 13G, Capital Research Global Investors reports that it has sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of 5,232,900 Special Common Shares.

(6)
Based on the most recent Schedule 13G (Amendment No. 1) filed with the SEC. In such Schedule 13G, Capital World Investors reports that it has sole power to vote or direct the vote of 1,190,000 Special Common Shares and reports sole power to dispose or direct the disposition of 3,493,100 Special Common Shares.

(7)
Based on Schedule 13G filed with the SEC, Capital Research Global Investors and Capital World Investors are both divisions of Capital Research and Management Company.

(8)
Based upon a Schedule 13D (Amendment No. 18) filed with the SEC. Includes Common Shares held by the following affiliates: GAMCO Asset Management, Inc.—3,141,754 Common Shares; Gabelli Funds, LLC—1,686,800 Common Shares; GGCP, Inc.—4,000 Common Shares; MJG Associates, Inc.—17,000 Common Shares; Mario J. Gabelli—41,500 Common Shares; and Gabelli Securities, Inc.—14,500 Common Shares. In such Schedule 13D, such group reports sole or shared investment authority over 4,905,554 Common Shares and has reported sole voting power with respect to 4,810,054 Common Shares.

(9)
Based upon a Schedule 13D (Amendment No. 1) filed with the SEC. Includes Special Common Shares held by the following affiliates: Gabelli Funds, LLC—1,228,300 Special Common Shares; GAMCO Asset Management, Inc.—1,992,546 Special Common Shares; GGCP, Inc.—4,000 Special Common Shares; Mario J. Gabelli—2,500 Special Common Shares; and Gabelli Securities, Inc.—10,000 Special Common Shares. In such Schedule 13D, such group reports sole or shared investment authority over 3,237,346 Special Common Shares and has reported sole voting power with respect to 3,156,546 Special Common Shares.

(10)
Based on the most recent Schedule 13G filed with the SEC. Includes Common Shares held by the following affiliates: Barclays Global Investors, NA—2,210,561 Common Shares; Barclays Global Fund Advisors—2,265,257 Common Shares; Barclays Global Investors, Ltd.—228,340 Common Shares; and Barclays Global Investors Japan Limited—96,742 Common Shares; Barclays Global Investors Canada Limited—3,289 Common Shares; and Barclays Global Investors Australia—3,007 Common Shares. In such Schedule 13G, such group reports sole investment authority over 3,657,676 Common Shares and has reported sole power to dispose or direct the disposition of 4,807,196 Common Shares.

(11)
Based on the most recent Schedule 13G (Amendment No. 4) filed with the SEC, Wallace R. Weitz & Company reports that it has sole or shared power to vote or direct the vote of 2,890,200 Special Common Shares and sole or shared power to dispose or to direct the disposition of 2,928,200 Special Common Shares.

(12)
Based on the most recent Schedule 13G filed with the SEC, State Street Bank and Trust Company reports that it has sole power to vote or direct the vote of, and shared power to dispose or direct the disposition of 2,730,547 Common Shares.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require TDS' directors and officers, and persons who are deemed to own more than ten percent of the Common Shares, to file certain reports with the SEC with respect to their beneficial ownership of Common Shares. The reporting persons are also required to furnish TDS with copies of all such reports they file.

        Based on a review of copies of such reports furnished to TDS by the reporting persons and written representations by directors and officers of TDS, TDS believes that all filing requirements under Section 16 of the Securities Exchange Act applicable to the reporting persons during and with respect to 2008 were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Executive and Director Compensation—Compensation Committee Interlocks and Insider Participation."

PROPOSAL 4
SHAREHOLDER PROPOSAL THAT IS OPPOSED BY THE BOARD OF DIRECTORS

        A shareholder has advised TDS that it intends to introduce at the 2009 annual meeting the proposal set forth below. The address of such shareholder will be provided upon request to TDS' Corporate Secretary. The shareholder proposal and related supporting statement represents the views of the shareholder who submitted it, and not the views of TDS. TDS is not responsible for, and does not endorse, the content of the following shareholder proposal or supporting statement. This shareholder proposal and supporting statement are included pursuant to rules established by the SEC. The TDS Board recommends that shareholders vote AGAINST the following proposal:

"SHAREHOLDER PROPOSAL FOR 2009 ANNUAL MEETING

        RESOLVED, that the shareholders request that the Board of Directors of Telephone and Data Systems, Inc. (the "Company") take all steps necessary in accordance with Delaware law, and all other applicable federal and foreign law, to re-capitalize the Company's common equity structure into one class of common stock to result in one share, one vote, for all of the outstanding common stock on all matters subject to a shareholder vote.

Supporting Statement:

        Longleaf Partners Fund (the "Fund") beneficially owns 5,666,200 shares of Special Common and 1,530,800 shares of Common Stock. Together the Fund and clients of the Fund's adviser, Southeastern Asset Management, Inc. ("Southeastern"), beneficially owns over 15% of the Company, but because of the Company's multi-class voting structure, less than 3% voting power on matters other than the election of directors. By comparison, the Series A Common Shares owned by the Carlson family, through the TDS Voting Trust, represent only a 5.5% economic interest in the Company, but hold more than a 50% voting power. This disparity in voting power, together with the Carlsons' ability to elect 8 of 12 Directors, has permitted management to ignore public shareholders without consequence. A more democratic structure would make management accountable to its public shareholders, who have the greatest economic interest in the Company.

        Specifically, over a 6 year period, management has rejected recommendations made by Southeastern to the detriment of public shareholders by:

  •
  ignoring Southeastern's recommendation to sell Deutsche Telecom when the stock was in the high 20s, ultimately selling its stake in the mid teens;

  •
  failing to efficiently simplify its ownership structure with respect to US Cellular; and

  •
  failing to significantly repurchase shares when the stock traded at a large discount to corporate worth and at a price much lower than that at which the Company had repurchased shares before. Instead, the Company paid higher multiples for third-party lesser assets.

        These capital allocation failures pale in comparison, however, to Ted Carlson's rejection last year, without public disclosure, of a written, all cash, significant premium bid for TDS from a well-resourced strategic acquirer. In that regard, the Board took the position that it had no duty either to disclose or pursue any opportunity that lacked Carlson support. Their position confirmed what has long been evident: that management faces virtually no accountability to the Board and the Company's public shareholders. Adding insult to financial injury, management refused to answer Southeastern's questions at the 2008 Annual Meeting and cut the webcast off to prevent public scrutiny by the Company's owners.

        In light of management's demonstrated poor capital allocation, management's refusal to follow value-enhancing recommendations, and in the absence of a publicly disclosed realistic long-term business plan that shows itself superior to the significant premium bid for TDS from the well-resourced strategic acquirer, shareholders must act now to make management accountable to all of us. Accordingly, please vote "FOR" this proposal."

TDS BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO PROPOSAL 4

        The TDS Board recommends a vote AGAINST this proposal for the following reasons:

        The implementation of the shareholder proposal would require an amendment of the TDS Restated Certificate of Incorporation, as amended. To be approved thereunder and under Delaware law, such an amendment would require, among other things, approval by a majority of the voting power of all shares of capital stock entitled to vote for matters other than the election of directors, voting as a group, as well as by a majority of the outstanding TDS Series A Common Shares voting as a class. As of February 28, 2009, the TDS Voting Trust holds 6,105,864 Series A Common Shares, representing 5.4% of all shares of TDS common stock, and 6,065,661 TDS Special Common Shares, representing 5.4% of all shares of TDS common stock, for a total economic interest of 10.8% in TDS. By reason of such holdings, the Voting Trust owns a majority (94.5%) of the outstanding TDS Series A Common Shares and, because the Series A Common Shares have 10 votes per share, a majority (52.5%) of the voting power of all shares of capital stock entitled to vote for matters other than the election of directors.

        Dual or multiple class capital structures are recognized and valid under applicable federal and corporate law and stock exchange regulations and are not uncommon among public companies. Various companies have had dual or multiple class capital structures for many years and companies continue to implement dual or multiple class capital structures.

        The common equity of TDS has included different classes of high and low vote common stock since TDS became a public company in 1981. TDS has clearly and consistently disclosed in its Risk Factors in its Form 10-K the impact of the differences in voting rights, particularly with regard to any potential takeover attempt. Purchasers of TDS Common Shares and Special Common Shares, including the proponent of the shareholder proposal, therefore, bought shares of TDS with full knowledge of the differences in the voting rights of the shares. Holders of Common Shares and Special Common Shares also have no basis for anticipating the possibility of any action that would reduce the voting power of the TDS Series A Common Shares. As stated in the Risk Factors set forth in TDS' Form 10-K, the TDS Voting Trust has advised TDS that it intends to maintain the ability to keep or dispose of voting control of TDS.

        The TDS Voting Trust also has advised the TDS Board that (i) it opposes and will vote against the shareholder proposal and (ii) will not vote in favor of or support any action to implement the shareholder proposal or any other action that would dilute its voting control of TDS. Considering all of the foregoing factors, the TDS Board has determined that action in furtherance of the proposal would serve no useful purpose and accordingly opposes the proposal and recommends that shareholders vote against it.

        Finally, it should be noted that under SEC rules, in addition to the above shareholder proposal, TDS is also required to include the shareholder's supporting statement in the TDS proxy statement. This has been included above verbatim as supplied by the shareholder. TDS is not the author of the shareholder's supporting statement and declines to comment on any of the statements therein.

THE BOARD OF DIRECTORS OPPOSES THIS SHAREHOLDER PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" PROPOSAL 4.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

        The 2010 annual meeting of shareholders is currently scheduled for May 26, 2010, and the proxy statement for such meeting is expected to be dated on or about April 15, 2010.

        Pursuant to SEC Rule 14a-8, proposals of shareholders intended to be included in TDS' proxy statement and form of proxy relating to the 2010 annual meeting of shareholders must be received by TDS at its principal executive offices not later than December     , 2009.

        In addition, pursuant to TDS' bylaws, proposals by shareholders intended to be presented at the 2010 annual meeting of shareholders (other than proposals included in TDS' proxy statement and form of proxy relating to the 2010 annual meeting pursuant to SEC Rule 14a-8), must be received by TDS at its principal executive offices not earlier than January 21, 2010 and not later than February 20, 2010 for consideration at the 2010 annual meeting of shareholders. However, if the 2010 annual meeting is changed by more than 30 calendar days before or after May 21, 2010 (the anniversary date of the 2009 annual meeting), different provisions will apply as set forth in the TDS bylaws.

        Pursuant to SEC rules, the proxy solicited by the board of directors for the 2010 annual meeting will confer discretionary authority to vote on any matter that may properly come before such meeting or any adjournment thereof, other than with respect to proposals that are duly submitted pursuant to the foregoing requirements and/or that are included in the proxy statement.

SOLICITATION OF PROXIES

        Your proxy is being solicited by the board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on its behalf, may also solicit proxies by mail, email, advertisement, telephone, telecopy, press release, employee communication, postings on TDS' Internet website and Intranet website or in person. We will not pay such persons additional compensation for their proxy solicitation efforts. TDS has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. TDS expects to pay MacKenzie Partners a fee of up to about $350,000 relating to the solicitation of proxies for the contested election of directors in 2009. It is anticipated that MacKenzie Partners, Inc. will employ approximately 60 persons to solicit proxies for the Annual Meeting.

        Our expenses related to the solicitation, including expenditures for printing, legal, accounting, public relations, soliciting, advertising and related expenses, including the above fees of MacKenzie Partners, in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of our regular employees and officers, are currently expected to be approximately $1,100,000, of which approximately $200,000 has been spent to date.

        Certain information about the directors and certain officers and employees of TDS who may solicit proxies is set forth in the attached Schedule I, which is incorporated by reference herein. Schedule II, attached hereto, sets forth certain additional information with respect to such persons and is also incorporated by reference herein.

FINANCIAL INFORMATION

        We will furnish you or any shareholder as of the record date without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the financial statements and the schedules thereto, upon written or oral request , and will provide copies of the exhibits to any such documents upon payment of a reasonable fee which shall not exceed our reasonable expenses incurred to do so. Requests for such materials should be directed to Investor Relations, Telephone and Data Systems, Inc., 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, telephone (312) 630-1900.

 OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than those set forth above, but if other matters are properly brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors
Kevin C. Gallagher Vice President and Corporate Secretary

All shareholders are urged to sign, date and mail their proxies promptly or vote on the Internet in accordance with the instructions set forth on the proxy

 EXHIBIT A

TELEPHONE AND DATA SYSTEMS, INC. (the "Company")
Compensation Plan for Non-Employee Directors (the "Plan")
As Amended, Effective January 20, 2009

        The purpose of the Plan is to provide appropriate compensation to non-employee directors for their service to the Company and to ensure that qualified persons serve as non-employee members of the Board of Directors.

        The Plan was approved pursuant to the authority granted in Section 2.22 of Article II of the Company's By-Laws, which provides that the Board of Directors shall have authority to establish reasonable compensation of directors, including reimbursement of expenses incurred in attending meetings of the Board of Directors.

Board Service

        Each director of the Company who is not an employee of the Company, TDS Telecommunications Corporation, United States Cellular Corporation or any other subsidiary of the Company ("non-employee director") will receive:

  1.
  An annual director's retainer fee of $55,000 paid in cash.

  2.
  An annual award of $55,000 paid in the form of the Company's Special Common Shares, which shall be distributed in March on or prior to March 15 of each year, beginning March 15, 2009, for services performed during the 12 month period that commences on March 1 of the immediately preceding calendar year and ends on the last day of February of the calendar year of payment. The number of shares shall be determined on the basis of the closing price of the Company's Special Common Shares, as reported in the New York Stock Exchange Composite Transaction section of the Wall Street Journal for the last trading day in the month of February of each year. Notwithstanding the foregoing, the annual award to be distributed in March 2009 shall be distributed $45,000 in the form of Special Common Shares and $10,000 in the form of cash.

  3.
  A director's meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Board of Directors, paid in cash.

  4.
  The Chairperson of the Board of Directors will receive an additional annual retainer fee of $45,000, paid in cash.

Audit Committee Service

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Audit Committee. The Audit Committee Chairperson will receive an annual retainer fee of $22,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meeting.

Compensation Committee Service

        Each non-employee director of the Company who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at each meeting of the committee. The Compensation Committee Chairperson will receive an annual retainer fee of $14,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meeting.

A-1

Corporate Governance Committee Service

        Each non-employee director of the Company who serves on the Corporate Governance Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Corporate Governance Committee. The Corporate Governance Committee Chairperson will receive an annual retainer fee of $10,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meeting.

Miscellaneous

        Under the Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each calendar quarter, and will compensate the non-employee director for services performed during such calendar quarter.

        Fees for meetings of the board and all committee meetings will be paid in cash on a quarterly basis as of the last day of each calendar quarter, and will compensate the non-employee director for meetings attended during such calendar quarter.

        Non-employee directors shall timely submit for reimbursement their reasonable expenses incurred in connection with meeting attendance, and the Company shall reimburse such expenses within two weeks after submission.

        Upon approval of this amended Plan by shareholders of the Company, directors of the Company shall have the authority without further shareholder approval to further amend this Plan from time to time, including amendments to increase the amount of the compensation payable in Special Common Shares from time to time, provided that the total number of Special Common Shares issued under the Plan shall not exceed the amount previously approved by shareholders of the Company.

        Unless otherwise approved by shareholders of the Company, the total number of shares that may be issued under the Plan (including shares previously issued under the Plan) shall not exceed 125,000 Special Common Shares.

        Subject to shareholder approval of the amended Plan, pursuant to Section 303A.08 of the New York Stock Exchange Listed Company Manual, the authorization to issue the Special Common Shares shall expire ten years after the date of such shareholder approval, unless reapproved by shareholders. If for any reason shares cannot be issued pursuant to the requirements of the New York Stock Exchange or otherwise, the value of such shares that cannot be issued shall be issued in the form of cash.

A-2

 SCHEDULE I

INFORMATION CONCERNING THE DIRECTORS AND
CERTAIN OFFICERS AND EMPLOYEES OF TDS

        The following table sets forth the name, principal business address and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which their employment is carried on, of the directors, persons nominated to be directors by the TDS Board of Directors ("TDS director nominees"), officers and employees of TDS who, under SEC rules, are "participants" (collectively, "TDS Participants") in our solicitation of proxies from stockholders in connection with the 2009 annual meeting of shareholders of TDS to be held on May 21, 2009 or any adjournment or postponement thereof ("Annual Meeting"). In addition, certain additional information with respect to directors and executive officers is set forth in the attached Proxy Statement.

        Unless otherwise indicated below, the principal business address of each such person is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602. Each such person has a substantial interest in the election of directors at the Annual Meeting as an incumbent director, director nominee, officer and/or employee of TDS engaged in the solicitation of proxies.

Directors and Director Nominees

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
James Barr III	Director of TDS and Retired President and Chief Executive Officer of TDS Telecommunications Corporation
LeRoy T. Carlson, Jr.(1)	Director and President and Chief Executive Officer of TDS
Letitia G. Carlson, M.D.(1) 2150 Pennsylvania Ave. N.W. Washington, D.C. 20037	Director of TDS and Physician and Associate Clinical Professor, George Washington University Medical Center
Prudence E. Carlson(1)	Director of TDS and private investor
Walter C. D. Carlson(1) One South Dearborn Chicago, IL 60603	Non-executive Chairman of the Board and Director of TDS and Partner, Sidley Austin LLP, Chicago, Illinois
Gregory P. Josefowicz	Director of TDS and Retired Chairman, Chief Executive Officer and President of Borders Group, Inc.
Kenneth R. Meyers	Director and Executive Vice President and Chief Financial Officer of TDS and Chief Accounting Officer of United States Cellular Corporation and TDS Telecommunications Corporation
Donald C. Nebergall	Director of TDS and Consultant
George W. Off 101 Wolf Drive Thorofare, NJ 08086	Director of TDS and Director of Checkpoint Systems, Inc.
Christopher D. O'Leary No. 1 General Mills Blvd. Minneapolis, MN 55426	Director of TDS and Executive Vice President, Chief Operating Officer—International, of General Mills
Mitchell H. Saranow 500 Skokie Blvd. Northbrook, IL 60062	Director of TDS and Chairman of The Saranow Group, L.L.C.

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
Herbert S. Wander 525 West Monroe Chicago, IL 60661	Director of TDS and Partner, Katten Muchin Rosenman LLP, Chicago, Illinois

(1)
Trustee of TDS Voting Trust.

Other TDS Participants

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
LeRoy T. Carlson	Director Emeritus and Chairman Emeritus of TDS
Mark A. Steinkrauss	Vice President—Corporate Relations of TDS
Kevin C. Gallagher	Vice President and Corporate Secretary of TDS

        In addition, the class of employees of TDS that may be employed in the solicitation of proxies include employees in investor relations and communications who report to the Vice President—Corporate Relations of TDS. The nature of their employment in such solicitations will be preparing communications (which will be filed with the SEC as required under Regulation 14A), responding to questions from shareholders and requesting shareholders to return proxies to TDS.

 SCHEDULE II

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY'S SOLICITATION OF PROXIES
(Each Person Named is a Participant in the Solicitation)

A. TDS SHARES HELD BY TDS PARTICIPANTS

        The number of TDS Series A Common Shares, TDS Common Shares and TDS Special Common Shares owned beneficially or of record by directors, TDS director nominees and executive officers of TDS, as of February 28, 2009, is set forth in the Proxy Statement under the caption "Security Ownership of Certain Beneficial Owners and Management." The following table shows the number of TDS Series A Common Shares, TDS Common Shares and TDS Special Common Shares beneficially owned by persons other than directors, TDS director nominees and executive officers of TDS directly or indirectly, including pursuant to the TDS 401(k) plan, as of February 28, 2009. In addition, certain Participants beneficially own the following TDS debt securities represented by publicly-traded notes ($25 par value) as of February 28, 2009: 7.60% Series A Notes due 2041 ("TDA Notes") and 6.625% Senior Notes due 2045 ("TDI Notes"). None of the TDS Participants has any interest in TDS Preferred Shares. Except to the extent set forth on these Schedules or the Proxy Statement, none of the TDS Participants owns any securities of TDS of record but not beneficially. Unless otherwise indicated below, the principal business address of each such person is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602.

Name and Principal Business Address	Number of Securities Beneficially Owned, by Class
Kevin C. Gallagher(1)	5,364 Common 21,147 Special
Mark A. Steinkrauss(1)	20,246 Common 42,581 Special 5,475 TDI Notes
LeRoy T. Carlson, Jr.	3,000 TDI Notes
Kenneth R. Meyers	2,400 TDA Notes 600 TDI Notes

(1)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: Kevin C. Gallagher, 0 shares; and Mark A. Steinkrauss, 19,050 shares. Includes the following number of Special Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: Kevin C. Gallagher, 15,846 shares; and Mark A. Steinkrauss, 38,180 shares. Includes the following number of Common Shares underlying phantom stock units: Kevin C. Gallagher, 3,259 shares; and Mark A. Steinkrauss, 0 shares. Includes the following number of Special Common Shares underlying phantom stock units: Kevin C. Gallagher, 3,269 shares; and Mark A. Steinkrauss, 0 shares.

B. SHARES OF TDS SUBSIDIARIES HELD BY TDS PARTICIPANTS

        For purposes of disclosure required under Item 5(b)(1)(x) of Schedule 14A of the Securities Exchange Act of 1934, as amended, TDS is the ultimate parent corporation in TDS' corporate family. Certain TDS Participants have beneficial interests in securities of United States Cellular Corporation, an over 80%-owned subsidiary of TDS ("USM"). The USM securities include USM Common Shares ("USM Common"), 8.75% Senior Notes due 2032 ("UZG Notes") and/or 7.5% Senior Notes due 2034 ("UZV Notes"). The following TDS Participants beneficially own the number of USM securities indicated, directly or indirectly, including pursuant to the TDS 401(k) plan, as of February 28, 2009:

Name of Beneficial Owner	Number of Securities of such Subsidiary Beneficially Owned, by Class
LeRoy T. Carlson	1,243 USM Common
Walter C.D. Carlson	5,904 USM Common
Kenneth R. Meyers(2)	80,220 USM Common 2,600 UZG Notes
George W. Off	500 USM Common
Mark A. Steinkrauss	5,710 UZG Notes

(2)
Includes 44,382 USM Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days. Includes 1,144 USM Common Shares underlying phantom stock units. Also includes 1,000 USM Common Shares which are held by a trust for which Mr. Meyers is a trustee and 2,500 USM Common Shares held for the benefit of his children.

C. PURCHASES AND SALES OF TDS SECURITIES

        The following table sets forth information concerning purchases and sales of securities of TDS by TDS Participants during the two year period between April [    ], 2007 ("Start Date") and the date of this proxy statement ("End Date"), including the grant of stock options, restricted stock units ("RSUs") and phantom stock units, the exercise of stock options and the vesting of RSUs.

        The following definitions are used:

        "DRP" refers to TDS dividend reinvestment plans;

        "ESPP" refers to the TDS Employee Stock Purchase Plan;

        "LTIP" refers to the TDS Long-Term Incentive Plan;

        "Director Plan" refer to the TDS Compensation Plan for Non-Employee Directors;

        "Series A" refers to TDS Series A Common Shares;

        "Common" refers to TDS Common Shares; and

        "Special" refers to TDS Special Common Shares.

        "Deferred Compensation" refers to the Bonus Deferral and Employer Match Program under the LTIP.

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
James Barr III	Issuance of shares upon vesting of Restricted Stock Units (vested 3/24/07 but could not be issued until 6/19/07)	6/19/07	7,981 Common
	Issuance of shares upon vesting of Restricted Stock Units (vested 3/24/07 but could not be issued until 6/19/07)	6/19/07	23,278 Special
	Shares delivered or withheld for payment of taxes	6/19/07	11,605 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/21/07	98,583 Common
	Open Market Sale	6/21/07	98,583 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/21/07	98,583 Special
	Open Market Sale	6/21/07	98,583 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/22/07	113,587 Special
	Open Market Sale	6/22/07	113,587 Special
	Open Market Sales	10/29/07	4,000 Common
	Open Market Sales	10/29/07	2,000 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	10 Special
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	2 Common
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	4 Special
LeRoy T. Carlson, Jr.(1)	Disposition of shares by gift	5/11/07	6,200 Special
	Disposition of shares by gift	6/4/07	673 Common
	Disposition of shares by gift	6/4/07	903 Special
	Grant of options pursuant to TDS LTIP	7/2/07	179,653 Special
	Grant of RSUs pursuant to TDS LTIP	7/2/07	20,873 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	7/25/07	3,600 Common

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	7/25/07	3,600 Special
	Open Market Sale	7/25/07	3,600 Common
	Open Market Sale	7/25/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/1/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/1/07	3,600 Special
	Open Market Sale	8/1/07	3,600 Common
	Open Market Sale	8/1/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/8/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/8/07	3,600 Special
	Open Market Sale	8/8/07	3,600 Common
	Open Market Sale	8/8/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/15/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/15/07	3,600 Special
	Open Market Sale	8/15/07	3,600 Common
	Open Market Sale	8/15/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/22/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	8/22/07	3,600 Special
	Open Market Sale	8/22/07	3,600 Common
	Open Market Sale	8/22/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/5/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/5/07	3,600 Special
	Open Market Sale	9/5/07	3,600 Common
	Open Market Sale	9/5/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/12/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/12/07	3,600 Special
	Open Market Sale	9/12/07	3,600 Common
	Open Market Sale	9/12/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/19/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/19/07	3,600 Special
	Open Market Sale	9/19/07	3,600 Common
	Open Market Sale	9/19/07	3,600 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/26/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	9/26/07	3,600 Special
	Open Market Sale	9/26/07	3,600 Common
	Open Market Sale	9/26/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/3/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/3/07	3,600 Special
	Open Market Sale	10/3/07	3,600 Common
	Open Market Sale	10/3/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/10/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/10/07	3,600 Special
	Open Market Sale	10/10/07	3,600 Common
	Open Market Sale	10/10/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/17/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/17/07	3,600 Special
	Open Market Sale	10/17/07	3,600 Common
	Open Market Sale	10/17/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/24/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/24/07	3,600 Special
	Open Market Sale	10/24/07	3,600 Common
	Open Market Sale	10/24/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/31/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	10/31/07	3,600 Special
	Open Market Sale	10/31/07	3,600 Common
	Open Market Sale	10/31/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/1/07	4,200 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/1/07	4,200 Special
	Open Market Sale	11/1/07	4,200 Common
	Open Market Sale	11/1/07	4,200 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/7/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/7/07	3,600 Special
	Open Market Sale	11/7/07	3,600 Common

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Open Market Sale	11/7/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/14/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/14/07	3,600 Special
	Open Market Sale	11/14/07	3,600 Common
	Open Market Sale	11/14/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/21/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/21/07	3,600 Special
	Open Market Sale	11/21/07	3,600 Common
	Open Market Sale	11/21/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/28/07	970 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	11/28/07	970 Special
	Open Market Sale	11/28/07	970 Common
	Open Market Sale	11/28/07	970 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	12/5/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	12/5/07	3,600 Special
	Open Market Sale	12/5/07	3,600 Common
	Open Market Sale	12/5/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	12/12/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	12/12/07	3,600 Special
	Open Market Sale	12/12/07	3,600 Common
	Open Market Sale	12/12/07	3,600 Special
	Disposition of shares by gift	12/14/07	2,800 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/07	19,024 Common
	Issuance of shares upon vesting of Restricted Stock Units	12/15/07	19,024 Special
	Shares delivered or withheld for payment of taxes	12/15/07	14,425 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	12/19/07	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	12/19/07	3,600 Special
	Open Market Sale	12/19/07	3,600 Common
	Open Market Sale	12/19/07	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/2/08	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/2/08	3,600 Special
	Open Market Sale	1/2/08	3,600 Common

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Open Market Sale	1/2/08	3,600 Special
	Disposition of shares by gift	1/3/08	1,688 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/9/08	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/9/08	3,600 Special
	Open Market Sale	1/9/08	3,600 Common
	Open Market Sale	1/9/08	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/16/08	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/16/08	3,600 Special
	Open Market Sale	1/16/08	3,600 Common
	Open Market Sale	1/16/08	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/23/08	3,600 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/23/08	3,600 Special
	Open Market Sale	1/23/08	3,600 Common
	Open Market Sale	1/23/08	3,600 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/30/08	2,100 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	1/30/08	2,100 Special
	Open Market Sale	1/30/08	2,100 Common
	Open Market Sale	1/30/08	2,100 Special
	Acquisition pursuant to Deferred Compensation	3/4/08	4,615 Special
	Grant of options pursuant to TDS LTIP	8/26/08	226,425 Special
	Grant of RSUs pursuant to TDS LTIP	8/26/08	32,735 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/08	20,424 Special
	Shares delivered or withheld for payment of taxes	12/15/08	8,057 Special
	Open Market Purchase	12/17/08	3,000 TDI Notes
	Disposition of shares by gift	1/5/09	3,588 Special
	Acquisition pursuant to Deferred Compensation	3/5/09	5,260 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	289 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	755 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	225 Series A
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	552 Common
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	247 Special
Letitia G.C. Carlson(1)	Acquisition pursuant to TDS Director Plan	6/19/07	133 Special
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	31 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	196 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	91 Series A

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
Prudence E. Carlson(1)	Open Market Sale	6/28/07	10,000 Special
	Open Market Sale	8/2/07	10,000 Special
	Open Market Sale	8/23/07	5,000 Special
	Open Market Sale	8/30/07	10,000 Special
	Open Market Sale	9/6/07	10,000 Special
	Open Market Sale	9/13/07	5,000 Special
	Open Market Sale	9/20/07	10,000 Special
	Open Market Sale	9/27/07	10,000 Special
	Open Market Sale	10/4/07	15,000 Special
	Open Market Sale	10/11/07	15,000 Special
	Open Market Sale	10/18/07	15,000 Special
	Open Market Sale	10/25/07	10,000 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	8 Series A
Walter C.D. Carlson(1)	Acquisition pursuant to TDS Director Plan	6/19/07	427 Special
	Disposition of shares by gift	12/20/07	1,098 Series A
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
	Disposition of shares by gift	12/29/08	2,406 Series A
	Acquisition pursuant to TDS DRP	Start Date to End Date	85 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	1,265 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	16,078 Series A
Gregory P. Josefowicz	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	2 Special
Kenneth R. Meyers	Grant of options pursuant to TDS LTIP	7/2/07	52,942 Special
	Grant of RSUs pursuant to TDS LTIP	7/2/07	8,423 Special
	Acquisition pursuant to Deferred Compensation	3/4/08	2,882 Special
	Grant of options pursuant to TDS LTIP	8/26/08	93,000 Special
	Grant of RSUs pursuant to TDS LTIP	8/26/08	13,448 Special
	Open Market Purchase	9/24/08	1,100 TDA Notes
	Open Market Purchase	9/24/08	600 TDI Notes
	Open Market Purchase	9/25/08	1,300 TDA Notes
	Acquisition pursuant to Deferred Compensation	3/5/09	4,415 Special
	Acquisition pursuant to the TDS ESPP	Start Date to End Date	741 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	11 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	52 Special
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	522 Common
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	32 Special
Donald C. Nebergall	Acquisition pursuant to TDS Director Plan	6/19/07	159 Special
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	48 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	91 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	20 Series A
George W. Off	Acquisition pursuant to TDS Director Plan	6/19/07	196 Special
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
Christopher D. O'Leary	Acquisition pursuant to TDS Director Plan	6/19/07	145 Special
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
Mitchell H. Saranow	Acquisition pursuant to TDS Director Plan	6/19/07	159 Special
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
Herbert S. Wander	Acquisition pursuant to TDS Director Plan	6/19/07	175 Special
	Acquisition pursuant to TDS Director Plan	2/29/08	1,044 Special
	Acquisition pursuant to TDS Director Plan	2/27/09	1,636 Special
LeRoy T. Carlson	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/20/07	47,895 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/20/07	47,895 Special
	Shares delivered or withheld for payment of exercise price	6/20/07	35,264 Special
	Shares delivered or withheld for payment of taxes	6/20/07	10,473 Common
	Shares delivered or withheld for payment of taxes	6/20/07	12,631 Special
	Grant of options pursuant to TDS LTIP	7/2/07	36,116 Special
	Grant of RSUs pursuant to TDS LTIP	7/2/07	5,621 Special
	Disposition of shares by gift	11/12/07	20,000 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/07	6,164 Common
	Issuance of shares upon vesting of Restricted Stock Units	12/15/07	6,164 Special
	Shares delivered or withheld for payment of taxes	12/15/07	4,674 Common
	Acquisition pursuant to Deferred Compensation	3/4/08	6,771 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/17/08	17,820 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS stock option	6/17/08	17,820 Special
	Shares delivered or withheld for payment of exercise price and taxes	6/17/08	10,049 Common
	Shares delivered or withheld for payment of exercise price and taxes	6/17/08	10,756 Special
	Grant of options pursuant to TDS LTIP	8/26/08	41,500 Special
	Grant of RSUs pursuant to TDS LTIP	8/26/08	7,715 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/08	5,913 Special
	Shares delivered or withheld for payment of taxes	12/15/08	2,332 Special
	Acquisition pursuant to Deferred Compensation	3/5/09	9,160 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	1,329 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	1,477 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	177 Series A
	Disposition pursuant to the TDS 401(k) Plan.	Start Date to End Date	222 Common
	Disposition pursuant to the TDS 401(k) Plan.	Start Date to End Date	650 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
Kevin C. Gallagher	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/21/2007	9,800 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/21/2007	9,800 Special
	Open Market Sales	6/21/2007	9,800 Common
	Open Market Sales	6/21/2007	9,800 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/22/2007	9,440 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/22/2007	9,440 Special
	Open Market Sales	6/22/2007	9,440 Common
	Open Market Sales	6/22/2007	9,440 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/25/2007	6,780 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/25/2007	6,780 Special
	Open Market Sales	6/25/2007	6,780 Common
	Open Market Sales	6/25/2007	6,780 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/27/2007	4,010 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/27/2007	4,010 Special
	Open Market Sales	6/27/2007	4,010 Common
	Open Market Sales	6/27/2007	4,010 Special
	Grant of options pursuant to TDS LTIP	7/2/2007	15,846 Special
	Grant of RSUs pursuant to TDS LTIP	7/2/2007	1,921 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	9/20/2007	5,000 Special
	Open Market Sales	9/20/2007	5,000 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	9/21/2007	5,000 Special
	Open Market Sales	9/21/2007	5,000 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	12/10/2007	7,000 Special
	Open Market Sales	12/10/2007	7,000 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	12/11/2007	5,932 Special
	Open Market Sales	12/11/2007	5,932 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/2007	1,755 Common
	Issuance of shares upon vesting of Restricted Stock Units	12/15/2007	1,755 Special
	Shares delivered or withheld for payment of taxes	12/15/2007	1,443 Special
	Grant of options pursuant to TDS LTIP	8/26/2008	20,000 Special
	Grant of RSUs pursuant to TDS LTIP	8/26/2008	3,128 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/2008	1,926 Special
	Shares delivered or withheld for payment of taxes	12/15/2008	567 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Acquisition pursuant to TDS DRP	Start Date to End Date	62 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	69 Special
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	5 Common
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	14 Special
Mark A. Steinkrauss	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/26/2007	18,305 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/26/2007	18,305 Special
	Open Market Sales	6/26/2007	18,305 Common
	Open Market Sales	6/26/2007	18,305 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/29/2007	5,300 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	6/29/2007	5,300 Special
	Open Market Sales	6/29/2007	5,300 Common
	Open Market Sales	6/29/2007	5,300 Special
	Grant of options pursuant to TDS LTIP	7/2/2007	19,130 Special
	Grant of RSUs pursuant to TDS LTIP	7/2/2007	2,346 Special
	Open Market Purchase	8/10/07	400 TDI Notes
	Open Market Purchase	8/14/07	2,000 TDI Notes
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	11/12/2007	20,721 Common
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	11/12/2007	20,721 Special
	Open Market Sales	11/12/2007	20,721 Common
	Open Market Sales	11/12/2007	20,721 Special
	Exercise or conversion of derivative security and gross number of shares acquired upon exercise of TDS Stock Option	12/11/2007	31,408 Special
	Open Market Sales	12/11/2007	31,408 Special
	Issuance of shares upon vesting of Restricted Stock Units	12/15/2007	2,060 Common
	Issuance of shares upon vesting of Restricted Stock Units	12/15/2007	2,060 Special
	Shares delivered or withheld for payment of taxes	12/15/2007	1,562 Common
	Grant of options pursuant to TDS LTIP	8/26/2008	26,875 Special
	Grant of RSUs pursuant to TDS LTIP	8/26/2008	3,857 Special
	Open Market Purchase	9/22/08	1,300 TDI Notes
	Open Market Purchase	9/29/08	1,775 TDI Notes
	Issuance of shares upon vesting of Restricted Stock Units	12/15/2008	2,318 Special
	Shares delivered or withheld for payment of taxes	12/15/2008	682 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	5 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	5 Special
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	3 Common
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	8 Special

(1)
Certain shares listed are held by such persons as trustees under a voting trust which expires June 30, 2035. Under the terms of the voting trust, the trustees hold and vote the TDS Special Common and Series A Common Shares held in the trust. Certain of such shares are held for the benefit of such trustee while other shares are held for the benefit of other persons. See additional information in the Proxy Statement. The above includes only transactions in which such persons do not disclaim a beneficial interest.

 D. MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

        LeRoy T. Carlson, Jr. and Walter C.D. Carlson have agreed to serve as proxies in connection with the solicitation of proxy cards for the TDS Annual Meeting.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

        None of the TDS Participants, during the past ten years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of TDS or (ii) has purchased or sold any of such securities within the past two years.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I has borrowed or otherwise obtained funds for the purpose of acquiring or holding the securities identified in Schedule II.

        Except as disclosed in these Schedules and in the Proxy Statement, none of the TDS Participants named in Schedule I is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of TDS, including but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the "associates" (as defined in Rule 14a-1(a) under the Securities Exchange Act of 1934) of any of the TDS Participants beneficially owns, directly or indirectly, any securities of TDS.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I beneficially owns any securities of any subsidiary of TDS, directly or indirectly.

        Except as set forth in these Schedules or in the Proxy Statement, there has not been any transaction (including any financial transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness or any series or similar transactions or relationships) since the beginning of TDS' last fiscal year, or any currently proposed transaction, in which TDS or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000, and in which any of the TDS Participants named in Schedule I, or any of their associates, has had or will have a direct or indirect material interest.

        Except as set forth in these Schedules or in the Proxy Statement, none of TDS, any of the TDS Participants or any of their associates has any arrangement or understandings with any person with respect to (a) any future employment by TDS or its affiliates or (b) any future transactions to which TDS or any of its affiliates will or may be a party.

        No person, other than a director or executive officer of TDS acting solely in that capacity, is a party to any arrangement or understandings pursuant to which a nominee for election as director is proposed to be elected.

Preliminary Copy

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	MAIL

www.cesvote.com	1-888-693-8683

• Go to the website listed above.	• Use any touch-tone telephone.	• Mark, sign and date your WHITE
PROXY CARD.
• Have your WHITE PROXY CARD ready.	• Have your WHITE PROXY CARD ready.	• Detach your WHITE PROXY CARD.

• Follow the simple instructions that appear on your computer screen.	• Follow the simple recorded instructions.	• Return your WHITE PROXY CARD. in the postage paid envelope provided.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

(continued from other side)

Annual Meeting Card - Special Common	White Proxy Card

 DETACH PROXY CARD HERE TO VOTE BY MAIL

The Board of Directors recommends a vote FOR its nominees listed below.	White Proxy Card

1. Election of Directors:

	FOR	WITHHOLD		FOR	WITHHOLD
1 - G. P. Josefowicz	☐	☐	3 - M. H. Saranow	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD
2 - C. D. O’Leary	☐	☐	4 - H. S. Wander	☐	☐

2. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting  and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

			Dated:			, 2009

Signature:

Title or Authority:

Signature (if held jointly):
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

Preliminary Copy

Proxy - Telephone and Data Systems, Inc.

Proxy for Special Common Shares Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 21, 2009.

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Special Common Shares that the undersigned would be entitled to vote if then personally present at the 2009 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 21, 2009, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2009 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors recommends a vote “FOR” its nominees in Proposal 1.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the Board of Directors’ nominees in Proposal 1. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee if one is designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Corporate Election Services.

If “401K” is indicated next to the share amount on the Reverse Side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before May 18, 2009 in order to be counted. Your voting instructions will  be kept confidential. If you properly sign and return your ballot, The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to your account for the TDS 401(k) Plan will be voted as directed by the Investment Management Committee for the TDS 401(k) Plan, which shall act in the best interest of the Plan participants.

(Continued and to be signed on Reverse Side)

Preliminary Copy

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	MAIL

www.cesvote.com	1-888-693-8683

• Go to the website listed above.	• Use any touch-tone telephone.	• Mark, sign and date your WHITE
PROXY CARD.

• Have your WHITE PROXY CARD ready.	• Have your WHITE PROXY CARD ready.	• Detach your WHITE PROXY CARD.

• Follow the simple instructions that appear on your computer screen.	• Follow the simple recorded instructions.	• Return your WHITE PROXY CARD. in the postage paid envelope provided.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

(continued from other side)

Annual Meeting Card - Common	White Proxy Card

 DETACH PROXY CARD HERE TO VOTE BY MAIL

The Board of Directors recommends a vote FOR its nominees listed below, FOR Proposals 2 and 3 and AGAINST Proposal 4.	White Proxy Card

1. Election of Directors:
				FOR	AGAINST	ABSTAIN
	FOR	WITHHOLD
1 - G. P. Josefowicz	☐	☐	2. Non-Employee Director Compensation Plan.	☐	☐	☐

	FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
2 - C. D. O’Leary	☐	☐
			3. Ratify Accountants for 2009.	☐	☐	☐
	FOR	WITHHOLD
3 - M. H. Saranow	☐	☐		FOR	AGAINST	ABSTAIN

	FOR	WITHHOLD	4. Shareholder proposal to recapitalize the TDS capital stock.	☐	☐	☐
4 - H. S. Wander	☐	☐

5. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

			Dated:			, 2009

Signature:

Title or Authority:

Signature (if held jointly):

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

Preliminary Copy

Proxy - Telephone and Data Systems, Inc.

Proxy for Common Shares Solicited on Behalf of the Board of Directors for the

Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.

To Be Held May 21, 2009.

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 2009 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 21, 2009, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2009 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the Board of Directors’ nominees in Proposal 1, “FOR” Proposals 2 and 3 (which have been proposed by the Board of Directors) and “AGAINST” Proposal 4 (which has been proposed by a shareholder). If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee if one is designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Corporate Election Services.

If “401K” is indicated next to the share amount on the Reverse Side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before May 18, 2009 in order to be counted. Your voting instructions will be kept confidential. If you properly sign and return your ballot. The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to your account for the TDS 401(k) Plan will be voted as directed by the Investment Management Committee for the TDS 401(k) Plan, which shall act in the best interest of the Plan participants.

(Continued and to be signed on Reverse Side)

Preliminary Copy

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	MAIL

www.cesvote.com	1-888-693-8683

• Go to the website listed above.	• Use any touch-tone telephone.	• Mark, sign and date your WHITE PROXY CARD.

• Have your WHITE PROXY CARD ready.	• Have your WHITE PROXY CARD ready.	• Detach your WHITE PROXY CARD.

• Follow the simple instructions that appear on your computer screen.	• Follow the simple recorded instructions.	• Return your WHITE PROXY CARD. in the postage paid envelope provided.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

(continued from other side)

Annual Meeting Card - Series A Common	White Proxy Card

 DETACH PROXY CARD HERE TO VOTE BY MAIL

Proposals —The Board of Directors recommends a vote FOR its nominees listed below, FOR Proposals 2 and 3 and AGAINST Proposal 4.	White Proxy Card

1. Election of Directors:

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
1 - J. Barr III	☐	☐	5 - W. C. D. Carlson	☐	☐	2. Non-Employee Director Compensation Plan.	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
2 - L. T. Carlson, Jr.	☐	☐	6 - K.R. Meyers	☐	☐	3. RatifyAccountants for 2009.	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
3 - L. G. Carlson	☐	☐	7 - D. C. Nebergall	☐	☐	4. Shareholder proposal to recapitalize the TDS capital stock.	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD
4 - P. E. Carlson	☐	☐	8 - G. W. Off	☐	☐

5.  In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee,  guardian, or custodian, please give full title.

						Dated:			, 2009

Signature:

Title or Authority:

Signature (if held jointly):
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAIDENVELOPETODAY.

Preliminary Copy

Proxy - Telephone and Data Systems, Inc.

Proxy  for  Series  A  Common  Shares  Solicited  on  Behalf  of  the  Board  of  Directors  for  the  Annual  Meeting  of  the

Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 21, 2009.

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 2009 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 21, 2009, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2009 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the Board of Directors’ nominees in Proposal 1, “FOR” Proposals 2 and 3 (which have been proposed by the Board of Directors) and “AGAINST” Proposal 4 (which has been proposed by a shareholder). If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Corporate Election Services.

(Continued and to be signed on Reverse Side)

Preliminary Copy

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	MAIL

www.cesvote.com	1-888-693-8683

• Go to the website listed above.	• Use any touch-tone telephone.	• Mark, sign and date your WHITE PROXY CARD.

• Have your WHITE PROXY CARD ready.	• Have your WHITE PROXY CARD ready.	• Detach your WHITE PROXY CARD.

• Follow the simple instructions that appear on your computer screen.	• Follow the simple recorded instructions.	• Return your WHITE PROXY CARD. in the postage paid envelope provided.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

(continued from other side)

Annual Meeting Card - Preferred	White Proxy Card

 DETACH PROXY CARD HERE TO VOTE BY MAIL

Proposals —The Board of Directors recommends a vote FOR its nominees listed below, FOR Proposals 2 and 3 and AGAINST Proposal 4.	White Proxy Card

1. Election of Directors:

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
1 - J. Barr III	☐	☐	5 - W. C. D. Carlson	☐	☐	2. Non-Employee Director Compensation Plan.	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
2 - L. T. Carlson, Jr.	☐	☐	6 - K.R. Meyers	☐	☐	3. RatifyAccountants for 2009.	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
3 - L. G. Carlson	☐	☐	7 - D. C. Nebergall	☐	☐	4. Shareholder proposal to recapitalize the TDS capital stock.	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD
4 - P. E. Carlson	☐	☐	8 - G. W. Off	☐	☐

5.  In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

						Dated:			, 2009

Signature:

Title or Authority:

Signature (if held jointly):
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAIDENVELOPETODAY.

Preliminary Copy

Proxy - Telephone and Data Systems, Inc.

Proxy  for  Preferred  Shares  Solicited  on  Behalf  of  the  Board  of  Directors  for  the  Annual  Meeting  of  the

Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 21, 2009.

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 2009 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 21, 2009, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2009 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposals 2 and 3 and “AGAINST” Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the Board of Directors’ nominees in Proposal 1, “FOR” Proposals 2 and 3 (which have been proposed by the Board of Directors) and “AGAINST” Proposal 4 (which has been proposed by a shareholder). If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Corporate Election Services.

(Continued and to be signed on Reverse Side)

QuickLinks

PRELIMINARY COPY
IMPORTANT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2009
SUMMARY
VOTING INFORMATION
BACKGROUND OF RECENT EVENTS
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL 2 AMENDMENT OF COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
PROPOSAL 3 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES PAID TO PRINCIPAL ACCOUNTANTS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion And Analysis
Summary Compensation Table
Grants of Plan-Based Awards
Option Exercises And Stock Vested
Nonqualified Deferred Compensation
Director Compensation
Compensation Committee Interlocks and Insider Participation
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 4 SHAREHOLDER PROPOSAL THAT IS OPPOSED BY THE BOARD OF DIRECTORS
"SHAREHOLDER PROPOSAL FOR 2009 ANNUAL MEETING
SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING
SOLICITATION OF PROXIES
FINANCIAL INFORMATION
OTHER BUSINESS
EXHIBIT A
TELEPHONE AND DATA SYSTEMS, INC. (the "Company") Compensation Plan for Non-Employee Directors (the "Plan") As Amended, Effective January 20, 2009
SCHEDULE I
INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS AND EMPLOYEES OF TDS
Directors and Director Nominees
SCHEDULE II
D. MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS